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[LOGO] JANUS

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JANUS EQUITY FUNDS

2001 ANNUAL REPORT

     Janus Fund                              Janus Mercury Fund
     Janus Fund 2                            Janus Olympus Fund
     Janus Balanced Fund                     Janus Orion Fund
     Janus Core Equity Fund                  Janus Overseas Fund
     Janus Enterprise Fund                   Janus Special Situations Fund
     Janus Global Life Sciences Fund         Janus Strategic Value Fund
     Janus Global Technology Fund            Janus Twenty Fund
     Janus Global Value Fund                 Janus Venture Fund
     Janus Growth and Income Fund            Janus Worldwide Fund

Table of Contents

     Letter From Janus' Executive Investment Committee ...........   1

     Portfolio Managers' Commentaries and Schedules of Investments

          Janus Fund .............................................   2

          Janus Fund 2 ...........................................   7

          Janus Balanced Fund ....................................  10

          Janus Core Equity Fund .................................  16

          Janus Enterprise Fund ..................................  20

          Janus Global Life Sciences Fund ........................  24

          Janus Global Technology Fund ...........................  27

          Janus Global Value Fund ................................  31

          Janus Growth and Income Fund ...........................  34

          Janus Mercury Fund .....................................  39

          Janus Olympus Fund .....................................  43

          Janus Orion Fund .......................................  47

          Janus Overseas Fund ....................................  50

          Janus Special Situations Fund ..........................  55

          Janus Strategic Value Fund .............................  59

          Janus Twenty Fund ......................................  63

          Janus Venture Fund .....................................  67

          Janus Worldwide Fund ...................................  71

     Statements of Assets and Liabilities ........................  76

     Statements of Operations ....................................  78

     Statements of Changes in Net Assets .........................  80

     Financial Highlights ........................................  84

     Notes to Schedules of Investments ...........................  93

     Notes to Financial Statements ...............................  96

     Explanation of Charts and Tables ............................ 101

     Report of Independent Accountants ........................... 103

     Long-Term Capital Gain Designation .......................... 104

From Janus' Executive Investment Committee

     On many fronts, this was a difficult year. Performance was down across the board, and you are undoubtedly disappointed - as are we - with the numbers we've been delivering. However, we are finding reasons to be optimistic in spite of the lingering effects of what may be remembered as the sharpest market downturn ever endured by the current generation of investors.

     In the pages that follow, you will read about how we managed your funds throughout this difficult period. In some cases there have been noticeable changes in the composition of our portfolios, compelled by one of the swiftest and most severe reversals of the stock market in history. But through it all, two things have remained consistent - our unwavering commitment to fundamental research and willingness to invest only in those companies we believe to be poised for outperformance over time.

     Only eighteen months ago we were writing to you about the longest peacetime economic expansion in U.S. history and a phenomenal bull market that didn't seem to have an upper bound. Six months later, we told you how volatile the market had become. Today, with the economy in recession, the S&P 500 Index nearly 30% off its March 2000 peak and the NASDAQ Composite down by twice that amount, we can only describe what has been, without question, a downturn of truly immense proportions.

     The Federal Reserve recognized the sudden slowdown in economic growth for what it was - a threat to the U.S. and world economies that was virtually unprecedented in its scope and speed. For that reason, the central bank embarked on what has become perhaps the most aggressive easing campaign in its history, cutting the federal funds rate by roughly two-thirds in just 11 months - more than twice as fast as the last cut of that magnitude.

     By the end of October, the Fed's powerful medicine had yet to take hold. But in spite of the continuing uncertainty, there are reasons to be optimistic. While the timing of a rebound is impossible to predict, stock prices have reacted - and reacted strongly - to aggressive easing by the Federal Reserve. Furthermore, those individual companies that survive the storm we believe will emerge stronger for the experience - leaner, hungrier and in a much better competitive position than before the downturn. Finally, the market's extended decline has left many of these franchises trading at attractive valuations that, frankly, haven't been seen in years.

     For our part, we are doing everything we can to ensure that last year will forever remain an anomaly in the context of our long-term performance. We've been focusing our efforts in areas such as media, healthcare and financial services, looking for individual companies we feel are best prepared to endure in the face of continued uncertainty. We've also looked deeper into areas such as technology, analyzing spending trends to determine exactly which firms we believe will benefit most from the new economic and political realities that now confront us all.

     As we look ahead, we want you to know that our confidence in the analysts and portfolio managers who make the day-to-day decisions critical to your funds remains stronger than ever. In fact, we've invested significantly in the future success of Janus by adding a number of talented new analysts, even as firms across our industry scramble to reduce headcount.

     But perhaps most important of all, we remain committed to our rigorous stock selection process - one that has been developed and honed over a period of more than 30 years.

     Thank you for your continued confidence and investment with Janus.


          /s/ Thomas H. Bailey          /s/ Warren Lammert
          /s/ James Goff                /s/ Blaine Rollins
          /s/ Helen Young Hayes         /s/ Scott W. Schoelzel

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                         Janus Equity Funds  October 31, 2001  1

Janus Fund (closed to new investors)

[PHOTO]
Blaine Rollins
portfolio manager

For the 12-month period ended October 31, 2001, Janus Fund declined 43.42%, significantly underperforming its benchmark, the S&P 500 Index, which lost 24.83%.(1)

Obviously, I'm not happy to report such a return to you. Performance for the period was well below the benchmark and far below your expectations and mine. As the numbers indicate, the period proved tremendously painful for all investors as the economy began to contract, then ground to a near halt in the wake of the September 11 events. This stymied any earlier hopes that a lower interest rate environment would spark a late-year turnaround. As corporate earnings and capital spending continued to worsen, stock prices further retreated. Consumer spending - considered to be the last stronghold of economic activity - also suffered as rising unemployment and uncertainty surrounding possible military retaliation took their toll.

A number of the Fund's holdings failed to deliver in this environment. While some of our companies suffered as a result of poor execution in a difficult economy, our ongoing research suggests that many of our companies fell victim to reactionary selling. In either case, our investment strategy remains unchanged, and I have not allowed panic or headlines to dictate my investment decisions. The bottom line is that we do our homework and remain convinced there's little justification for selling our top-tier companies into weakness.

In fact, our conviction in the majority of our owned companies has strengthened, especially at these lower valuation levels. In a rising economic environment, particularly one led by a specific industry, it is common for many companies to report rising sales and profits. But it is really in the most difficult of economic conditions and industry environments when the best business models and superior management teams stand out. Such is the case now. Our companies and their management teams have certainly been tested, and I am very satisfied with their progress to date.

One such example is Boeing. Despite its negative performance during the period, I continue to be impressed with the company. The leading aerospace contractor gave ground as the September 11 attack induced an overall weakness in the airline industry, forcing the company to lower its expectations for near-term commercial aircraft sales. At the same time, we believe the sell-off may have been premature in that Boeing's business is highly diversified, with its defense and satellite units contributing as much as 40% of the firm's revenue. This could go a long way in reducing Boeing's exposure to economic cycles, while a recent workforce restructuring could help bolster profit margins.

While it also detracted from performance during the period, we continue to have confidence in longtime holding Bank of New York. The company, which focuses on securities servicing and trust management rather than traditional banking, has also carved out a niche among foreign firms seeking to raise dollar-denominated capital. Although global economic contraction and the resulting slowdown in trading activity led to a recent earnings shortfall, the bank's emphasis on recurring fees and high-margin businesses should continue to serve it well. We have owned our Bank of New York position for almost a decade now and have ridden through similar difficult times only to be rewarded by further outperfomance once the skies cleared.

The fund's relatively low turnover is perhaps the best evidence of our conviction in the companies we own and of our willingness to ride out this difficult period. What we find most attractive about our current holdings is that they are the dominant players in their respective groups with the business models and management strength to see them through good times as well as tough times. My hat goes off to all the managers and employees for navigating so well in what has been one of the most difficult operating environments of our time. It will be these actions now that will help strengthen their respective company's bottom lines and accelerate their lead over the competition.

Looking ahead, the aggressive easing of interest rates has injected massive liquidity into the marketplace. Historically, this has been a powerful tonic for economic recovery; while October saw strong market gains, we cannot ignore the fact that uncertainty may loom large in the coming months. That said, we will not stray from what we know works over time: finding and owning market leaders capable of sticking to their business plans regardless of economic conditions. We strongly believe that this focus will once again deliver the results you expect.

As always, thank you for your continued investment in Janus Fund.

(1) Both returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

2  Janus Equity Funds  October 31, 2001

Portfolio Profile
(% of Net Assets)                           October 31, 2001    October 31, 2000
--------------------------------------------------------------------------------
Equities                                               98.9%               94.9%
  Foreign                                              10.0%                8.7%
    European                                            2.8%                5.2%
Top 10 Equities                                        42.8%               38.9%
Number of Stocks                                          97                  89
Cash, Cash Equivalents and
  Fixed-Income Securities                               1.1%                5.1%

Top 5 Industries
                                            October 31, 2001    October 31, 2000
--------------------------------------------------------------------------------
Multimedia                                             13.8%               10.5%
Semiconductor Components/
  Integrated Circuits                                   8.9%                8.5%
Cable Television                                        7.7%                4.4%
Diversified Operations                                  6.5%                3.3%
Aerospace and Defense                                   6.0%                4.3%

Top 10 Equity Holdings
                                            October 31, 2001    October 31, 2000
--------------------------------------------------------------------------------
AOL Time Warner, Inc.                                   9.2%                8.8%
Comcast Corp. - Special Class A                         6.6%                4.4%
Linear Technology Corp.                                 4.4%                3.9%
Viacom, Inc. - Class B                                  4.3%                2.6%
Maxim Integrated Products, Inc.                         4.2%                3.2%
Boeing Co.                                              3.7%                3.7%
Colgate-Palmolive Co.                                   3.5%                2.2%
Tenet Healthcare Corp.                                  2.5%                  --
Bank of New York Company, Inc.                          2.4%                2.7%
Tyco International, Ltd.                                2.0%                0.4%

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Fund and the S&P 500 Index. Janus Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, February 5, 1970, through October 31, 2001. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Fund ($901,960) as compared to the S&P 500 Index ($373,573).

Average Annual Total Return
for the periods ended October 31, 2001
One Year      Five Year      Ten Year      Since 2/5/70*
(43.42)%      7.94%          10.74%        15.24%

Janus Fund - $901,960

S&P 500 Index - $373,573

*The Fund's inception date.
Source - Lipper, Inc. 2001.
See "Explanation of the Charts and Tables."

In recent years, returns have sustained significant gains and losses due to market volatility in the technology sector. Due to market volatility, current performance may be lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return includes reinvestment of dividends, distributions and capital gains.

Standard & Poor's (S&P) is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The S&P 500 is an index of 500 major, large-cap US corporations. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Common Stock - 98.9%
Advertising Sales - 0.2%
     1,409,135  Lamar Advertising Co.* .......................  $     44,246,839

Aerospace and Defense - 6.0%
    26,689,145  Boeing Co. ...................................       870,066,127
     4,365,640  General Dynamics Corp. .......................       356,236,224
     3,819,495  Lockheed Martin Corp. ........................       186,276,771

                                                                   1,412,579,122

Airlines - 1.1%
     3,071,585  Ryanair Holdings PLC (ADR)*,** ...............       143,565,883
     6,956,225  Southwest Airlines Co. .......................       110,603,977

                                                                     254,169,860

Applications Software - 0.8%
     3,075,810  Microsoft Corp.* .............................  $    178,858,351

Beverages - Non-Alcoholic - 1.6%
     7,724,890  Coca-Cola Co. ................................       369,867,733

Broadcast Services and Programming - 1.6%
     9,671,433  Clear Channel Communications, Inc.* ..........       368,675,026

Cable Television - 7.7%
    43,431,655  Comcast Corp. - Special Class A* .............     1,556,590,515
     6,604,988  Cox Communications, Inc. - Class A* ..........       252,971,040

                                                                   1,809,561,555

Casino Hotels - 0.5%
    15,901,965  Park Place Entertainment Corp.*,# ............       113,858,069

See Notes to Schedules of Investments.

                                         Janus Equity Funds  October 31, 2001  3

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Cellular Telecommunications - 0.2%
         3,865  NTT DoCoMo, Inc.** ...........................  $     52,415,343

Chemicals - Specialty - 0.6%
       878,365  Ecolab, Inc. .................................        30,900,881
     3,173,505  Sigma-Aldrich Corp. ..........................       119,069,908

                                                                     149,970,789

Commercial Banks - 0.4%
     1,456,405  M&T Bank Corp. ...............................        95,394,527

Commercial Services - 0.1%
       937,912  Arbitron, Inc.* ..............................        25,323,624

Commercial Services - Financial - 1.0%
     7,321,202  Paychex, Inc. ................................       234,717,736

Computer Services - 0.4%
     5,666,960  Ceridian Corp.* ..............................        93,448,170

Computers - Memory Devices - 0.2%
     1,593,905  VERITAS Software Corp.* ......................        45,235,024

Cosmetics and Toiletries - 4.5%
    14,206,155  Colgate-Palmolive Co. ........................       817,138,036
     3,436,150  Procter & Gamble Co. .........................       253,519,147

                                                                   1,070,657,183

Data Processing and Management - 1.6%
     2,398,450  Automatic Data Processing, Inc. ..............       123,903,927
     5,369,800  Fiserv, Inc.* ................................       199,702,862
     1,731,890  SEI Investments Co. ..........................        53,255,617

                                                                     376,862,406

Diversified Operations - 6.5%
     6,766,023  Bombardier, Inc. - Class B ...................        43,924,138
    18,075,995  Cendant Corp.* ...............................       234,264,895
    10,671,310  General Electric Co. .........................       388,542,397
     4,933,285  Honeywell International, Inc. ................       145,778,572
     1,279,680  Illinois Tool Works, Inc. ....................        73,197,696
     1,585,820  Minnesota Mining and Manufacturing Co. .......       165,527,892
     9,708,305  Tyco International, Ltd. .....................       477,066,108

                                                                   1,528,301,698

E-Commerce/Services - 0.5%
     2,054,810  eBay, Inc.* ..................................       107,836,429

Electric - Generation - 0.5%
     7,799,890  AES Corp.* ...................................       108,028,476

Electronic Components - Semiconductors - 0.6%
     2,337,840  National Semiconductor Corp.* ................        60,737,083
     2,034,270  NVIDIA Corp.* ................................        87,188,812

                                                                     147,925,895

Fiduciary Banks - 3.2%
    16,930,345  Bank of New York Company, Inc. ...............       575,801,033
     3,386,785  Northern Trust Corp. .........................       170,998,775

                                                                     746,799,808

Finance - Investment Bankers/Brokers - 2.4%
     3,261,760  Goldman Sachs Group, Inc. ....................       254,939,162
     6,831,050  Merrill Lynch & Company, Inc. ................       298,585,195

                                                                     553,524,357

Financial Guarantee Insurance - 1.7%
     6,577,085  MGIC Investment Corp.# .......................  $    340,298,378
     1,128,530  PMI Group, Inc. ..............................        62,576,989

                                                                     402,875,367

Food - Retail - 0.6%
     3,482,195  Safeway, Inc.* ...............................       145,033,422

Food - Wholesale/Distribution - 0.3%
     3,036,125  SYSCO Corp. ..................................        73,200,974

Hotels and Motels - 0.4%
     4,238,290  Starwood Hotels & Resorts Worldwide, Inc. ....        93,411,912

Human Resources - 0.2%
     2,657,790  Robert Half International, Inc.* .............        54,830,208

Identification Systems and Devices - 0.5%
     9,174,950  Symbol Technologies, Inc.# ...................       117,898,108

Instruments - Scientific - 0.9%
     2,497,870  Millipore Corp.# .............................       130,638,601
     2,810,480  PerkinElmer, Inc. ............................        75,630,017
       368,465  Waters Corp.* ................................        13,076,823

                                                                     219,345,441

Insurance Brokers - 0.5%
     2,907,380  Aon Corp. ....................................       110,596,735

Internet Brokers - 1.8%
    33,579,557  Charles Schwab Corp. .........................       432,504,694

Life and Health Insurance - 1.0%
     7,809,760  AFLAC, Inc. ..................................       191,026,730
     1,920,265  The Principal Financial Group* ...............        43,205,962

                                                                     234,232,692

Medical - Biomedical and Genetic - 0.8%
     3,815,870  Genentech, Inc.* .............................       199,379,208

Medical - Drugs - 1.0%
     1,999,690  American Home Products Corp. .................       111,642,693
     2,904,790  Pfizer, Inc. .................................       121,710,701

                                                                     233,353,394

Medical - Hospitals - 2.4%
    10,044,685  Tenet Healthcare Corp.* ......................       577,770,281

Medical - Outpatient and Home Medical Care - 0.2%
     2,196,320  Apria Healthcare Group, Inc.* ................        50,515,360

Medical Instruments - 0.5%
     4,501,055  Apogent Technologies, Inc.* ..................       105,414,708
       337,630  Biomet, Inc. .................................        10,297,715

                                                                     115,712,423

Medical Products - 1.6%
     4,992,180  Becton, Dickinson and Co. ....................       178,720,044
     2,161,210  Stryker Corp. ................................       121,546,450
       120,702  Synthes-Stratec, Inc. ........................        79,241,919

                                                                     379,508,413

Metal Processors and Fabricators - 0.2%
     1,827,010  Precision Castparts Corp. ....................        41,546,207

See Notes to Schedules of Investments.

4  Janus Equity Funds  October 31, 2001

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Multi-Line Insurance - 1.9%
     6,336,525  Allstate Corp. ...............................  $    198,840,154
     1,476,860  American International Group, Inc. ...........       116,081,196
     1,558,755  HCC Insurance Holdings, Inc. .................        42,850,175
     1,905,590  PartnerRe, Ltd. ..............................        88,609,935

                                                                     446,381,460

Multimedia - 13.8%
    69,095,234  AOL Time Warner, Inc.* .......................     2,156,462,253
    27,506,931  Viacom, Inc. - Class B* ......................     1,004,278,051
     4,502,805  Walt Disney Co. ..............................        83,707,145

                                                                   3,244,447,449

Networking Products - 1.3%
    18,768,660  Cisco Systems, Inc.* .........................       317,565,727

Pipelines - 0.7%
    11,065,440  Enron Corp. ..................................       153,809,616

Property and Casualty Insurance - 3.1%
     9,804,295  ACE, Ltd. ....................................       345,601,399
       820,535  W. R. Berkley Corp. ..........................        43,660,667
     3,956,950  XL Capital, Ltd. - Class A ...................       343,700,677

                                                                     732,962,743

Reinsurance - 1.7%
        75,670  Berkshire Hathaway, Inc. - Class B* ..........       178,127,180
     1,686,195  Everest Re Group, Ltd. .......................       112,722,136
     1,039,865  RenaissanceRe Holdings, Ltd. .................       100,326,175

                                                                     391,175,491

Retail - Discount - 0.7%
     4,433,184  Costco Wholesale Corp.* ......................       167,707,351

Retail - Drug Store - 2.0%
    14,380,230  Walgreen Co. .................................       465,631,847

Semiconductor Components/Integrated Circuits - 8.9%
     2,503,955  Integrated Device Technology, Inc.* ..........        69,735,147
    26,990,675  Linear Technology Corp.# .....................     1,047,238,190
    21,472,890  Maxim Integrated Products, Inc.*,# ...........       982,384,717

                                                                   2,099,358,054

Semiconductor Equipment - 2.0%
     8,532,905  Applied Materials, Inc.* .....................       291,057,390
     2,190,795  KLA-Tencor Corp.* ............................        89,515,884
     2,759,935  Novellus Systems, Inc.* ......................        91,160,653

                                                                     471,733,927

Telecommunication Equipment - 1.8%
     7,542,420  Nokia Oyj** ..................................       157,805,890
    13,191,494  Nokia Oyj (ADR)** ............................       270,557,542

                                                                     428,363,432

Telephone - Integrated - 0.1%
       629,630  Telefonos de Mexico S.A. (ADR) ...............        21,445,198

Television - 1.3%
    12,388,228  Univision Communications, Inc. - Class A*,# ..       309,705,700

Tools - Hand Held - 0.5%
     3,040,345  Stanley Works Co. ............................       116,506,020

Transportation - Railroad - 0.5%
     1,101,093  Canadian National Railway Co. ................  $     44,138,103
     1,770,400  Canadian National Railway Co.
                  - New York Shares ..........................        70,107,840

                                                                     114,245,943

Transportation - Services - 1.8%
     1,741,220  Expeditors International of Washington, Inc. .        78,703,144
     6,564,765  United Parcel Service, Inc. - Class B ........       334,803,015

                                                                     413,506,159
--------------------------------------------------------------------------------
Total Common Stock (cost $21,930,249,818) ....                    23,264,518,976
--------------------------------------------------------------------------------
Corporate Bonds - 0.3%
Broadcast Services and Programming - 0.3%
$   81,000,000  Liberty Media Corp., 3.25%
                  convertible senior notes, due 3/15/31+
                  (cost $87,148,808) .........................        69,356,250
--------------------------------------------------------------------------------
Repurchase Agreement - 0.1%
    16,200,000  ABN AMRO Bank N.V., 2.63%
                  dated 10/31/01, maturing 11/1/01
                  to be repurchased at $16,201,184
                  collateralized by $18,176,246
                  in U.S. Government Agencies
                  0%-7.00%,  8/15/04-9/15/31
                  with a value of $16,524,022
                  (cost $16,200,000) .........................        16,200,000
--------------------------------------------------------------------------------
Time Deposit - 0.6%
                State Street Bank and Trust Co.
   150,000,000    2.625%, 11/1/01 (cost $150,000,000) ........       150,000,000
--------------------------------------------------------------------------------
Total Investments (total cost $22,183,598,626) - 99.9% .......    23,500,075,226
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.1%         13,360,488
--------------------------------------------------------------------------------
Net Assets - 100% ............................................  $ 23,513,435,714
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

                                         Janus Equity Funds  October 31, 2001  5

Summary of Investments by Country, October 31, 2001

Country                       % of Investment Securities            Market Value
--------------------------------------------------------------------------------
Bermuda                                             6.3%        $  1,468,026,430
Canada                                              0.7%             158,170,081
Finland                                             1.8%             428,363,432
Ireland                                             0.6%             143,565,883
Japan                                               0.2%              52,415,343
Mexico                                              0.1%              21,445,198
Switzerland                                         0.3%              79,241,919
United States++                                    90.0%          21,148,846,940
--------------------------------------------------------------------------------
Total                                             100.0%        $ 23,500,075,226

++Includes Short-Term Securities (89.3% excluding Short-Term Securities)

Forward Currency Contracts, Open at October 31, 2001

Currency Sold and                  Currency          Currency         Unrealized
Settlement Date                  Units Sold   Value in $ U.S.        Gain/(Loss)
--------------------------------------------------------------------------------
Euro 4/26/02                    125,500,000    $  112,322,500    $     (943,160)
Japanese Yen 11/9/01          1,000,000,000         8,171,250            214,354
Japanese Yen 4/26/02          3,000,000,000        24,754,558           (48,662)
--------------------------------------------------------------------------------
Total                                          $  145,248,308    $     (777,468)

See Notes to Schedules of Investments.

6  Janus Equity Funds  October 31, 2001

Janus Fund 2

[PHOTO]
John Schreiber
portfolio manager

From its inception on December 29, 2000, through October 31, 2001, Janus Fund 2 declined 31.70%, trailing its benchmark, the S&P 500 Index, which declined 24.83%.(1)

Looking back at the first 10 months of the Fund's existence, one would certainly be hard-pressed to imagine a more challenging and difficult period to launch a new fund. Disappointing corporate earnings dragged down the equity markets, the economic outlook darkened with slowdowns in manufacturing and corporate spending, and consumers tempered their spending habits as unemployment figures slowly crept higher.

Because of the downward pressure, however, we were able to invest in some select companies at compelling valuations. Then, as some key mid-summer data points seemed to indicate that an economic recovery was near, we put more assets to work in those names we believed were poised to benefit the most from such a rebound. Obviously, the world changed drastically with the unfortunate terrorist attacks of September 11, which compounded the nation's slump and likely pushed back a recovery into next year at the earliest.

The economic malaise resulted in setbacks to financial industry holdings such as Lehman Brothers, Citigroup and Merrill Lynch, which we believed would lead the market as it recovered. Instead, with the outlook dampening consumer confidence, we scaled back our holdings in Citigroup, which relies on consumers for about a third of its business, and exited our position in Merrill Lynch, which derives nearly 50% of its revenues from retail brokerage accounts. Conversely, we added to our Lehman Brothers holdings as the company's business mix is tilted heavily toward institutional fixed-income markets.

In general, our approach to the financial industry has shifted from capital market-sensitive companies such as Merrill Lynch to lending institutions such as Washington Mutual, which was one of the Fund's steadiest performers during the period. Due in part to the actions of the Federal Reserve, which lowered its prime lending rate nine times during the period to a miniscule 2.5%, mortgage rates have hovered near historical lows, igniting a wave of refinancing activity. The largest thrift in the nation, Washington Mutual, benefited from that trend and rewarded our investment with solid performance. We believe the company maintains some attractive characteristics and will continue to grow going forward.

Another bright spot for the Fund came from a return to a theme we liked earlier this year - consumer-staple companies that offer steady returns and have weathered economic storms over many decades. Regardless of what the economy does, people will still brush their teeth and drink soft drinks, which are two reasons we like Colgate-Palmolive and Coca-Cola.

Personal care product maker Colgate-Palmolive continues to execute and deliver strong volume growth and market share gains, especially in its core toothpaste and soap markets. It has recorded 10 straight quarters of double-digit earnings growth and continues to expand its global presence. Similarly, soft drink giant Coca-Cola is churning out steadily improving returns, fueled in part by its Dasani and Powerade lines and enhanced by improved operations under new management.

Moving ahead, we believe the long-term prospects for the economy are good as the Federal Reserve's dramatically lowered lending rates and the federal tax relief plan should ultimately revitalize the markets. However, the country's war against terror is a significant wild card. Although periods of conflict traditionally represent good times to invest aggressively, this situation could be different, depending on its length and the clarity of the ultimate outcome.

Thank you for your investment in Janus Fund 2.

(1) Both returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                         Janus Equity Funds  October 31, 2001  7

Portfolio Profile
(% of Net Assets)                                               October 31, 2001
--------------------------------------------------------------------------------
Equities                                                                   93.4%
  Foreign                                                                   8.7%
    European                                                                5.7%
Top 10 Equities                                                            56.9%
Number of Stocks                                                              40
Cash and Cash Equivalents                                                   6.6%

Top 5 Industries
                                                                October 31, 2001
--------------------------------------------------------------------------------
Broadcast Services and Programming                                         12.5%
Multimedia                                                                 10.4%
Applications Software                                                       5.3%
Medical - Biomedical and Genetic                                            5.0%
Medical Labs and Testing Services                                           4.9%

Top 10 Equity Holdings
                                                                October 31, 2001
--------------------------------------------------------------------------------
Liberty Media Corp. - Class A                                              12.5%
AOL Time Warner, Inc.                                                       8.4%
Enzon, Inc.                                                                 5.0%
Laboratory Corporation of America Holdings                                  4.9%
Coca-Cola Co.                                                               4.8%
TriQuint Semiconductor, Inc.                                                4.8%
Microsoft Corp.                                                             4.7%
Motorola, Inc.                                                              4.4%
Lehman Brothers Holdings, Inc.                                              3.8%
Bank of Ireland                                                             3.6%

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Fund 2 and the S&P 500 Index. Janus Fund 2 is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, December 29, 2000, through October 31, 2001. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Fund 2 ($6,830) as compared to the S&P 500 Index ($8,114).

Cumulative Total Return
for the period ended October 31, 2001
Since 12/29/00*
(31.70)%

Janus Fund 2 - $6,830

S&P 500 Index - $8,114

*The Fund's inception date.
Source - Lipper, Inc. 2001.
See "Explanation of the Charts and Tables."

Due to market volatility, current performance may be lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. A fund's performance for very short time periods may not be indicative of future performance. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return includes reinvestment of dividends, distributions and capital gains.

Standard & Poor's (S&P) is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The S&P 500 is an index of 500 major, large-cap US corporations. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Common Stock - 93.4%
Apparel Manufacturers - 1.1%
       150,000  Coach, Inc.* .................................  $      4,185,000

Applications Software - 5.3%
        50,000  Intuit, Inc.* ................................         2,011,000
       300,000  Microsoft Corp.* .............................        17,445,000

                                                                      19,456,000

Beverages - Non-Alcoholic - 4.8%
       370,000  Coca-Cola Co. ................................  $     17,715,600

Broadcast Services and Programming - 12.5%
     3,950,000  Liberty Media Corp. - Class A* ...............        46,175,500

Casino Hotels - 1.5%
       250,000  MGM Mirage, Inc.* ............................         5,575,000

See Notes to Schedules of Investments.

8  Janus Equity Funds  October 31, 2001

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Cellular Telecommunications - 1.7%
       175,000  Alamosa PCS Holdings, Inc.* ..................  $      2,464,000
       175,000  Sprint Corp./PCS Group* ......................         3,902,500

                                                                       6,366,500

Commercial Banks - 3.6%
     1,500,000  Bank of Ireland ..............................        13,415,405

Commercial Services - Financial - 0.6%
        75,000  Concord EFS, Inc.* ...........................         2,052,750

Cosmetics and Toiletries - 1.2%
        80,000  Colgate-Palmolive Co. ........................         4,601,600

Diversified Financial Services - 2.5%
       200,000  Citigroup, Inc. ..............................         9,104,000

Diversified Operations - 3.0%
       225,000  Tyco International, Ltd. .....................        11,056,500

Electronic Components - Semiconductors - 2.0%
     1,500,000  ARM Holdings PLC* ............................         7,591,509

Fiduciary Banks - 0.5%
        60,000  Bank of New York Company, Inc. ...............         2,040,600

Finance - Credit Card - 3.9%
       110,000  American Express Co. .........................         3,237,300
       275,000  Capital One Financial Corp. ..................        11,360,250

                                                                      14,597,550

Finance - Investment Bankers/Brokers - 4.6%
        40,000  Goldman Sachs Group, Inc. ....................         3,126,400
       225,000  Lehman Brothers Holdings, Inc. ...............        14,053,500

                                                                      17,179,900

Finance - Mortgage Loan Banker - 1.3%
        60,000  Fannie Mae ...................................         4,857,600

Hotels and Motels - 0.6%
       100,000  Starwood Hotels & Resorts Worldwide, Inc. ....         2,204,000

Identification Systems and Devices - 0.9%
       250,000  Symbol Technologies, Inc. ....................         3,212,500

Instruments - Scientific - 0.7%
        90,000  FEI Co.* .....................................         2,428,200

Medical - Biomedical and Genetic - 5.0%
       300,000  Enzon, Inc.* .................................        18,555,000

Medical - Drugs - 3.3%
        25,000  Forest Laboratories, Inc. ....................         1,859,500
        40,000  OSI Pharmaceuticals, Inc.* ...................         1,827,200
       200,000  Pfizer, Inc. .................................         8,380,000

                                                                      12,066,700

Medical Instruments - 1.1%
       100,000  Medtronic, Inc. ..............................         4,030,000

Medical Labs and Testing Services - 4.9%
       210,000  Laboratory Corporation of America Holdings* ..        18,102,000

Medical Products - 0.9%
        60,000  Stryker Corp. ................................         3,374,400

Multimedia - 10.4%
     1,000,000  AOL Time Warner, Inc.* .......................  $     31,210,000
       200,000  Viacom, Inc. - Class B* ......................         7,302,000

                                                                      38,512,000

Recreational Vehicles - 0.6%
        50,000  Polaris Industries, Inc. .....................         2,248,000

Reinsurance - 0.8%
            40  Berkshire Hathaway, Inc. - Class A* ..........         2,848,000

Retail - Apparel and Shoe - 0.5%
       100,000  Abercrombie & Fitch Co. - Class A* ...........         1,882,000

Retail - Computer Equipment - 1.1%
       250,000  Insight Enterprises, Inc.* ...................         4,062,500

Savings/Loan/Thrifts - 2.4%
       300,000  Washington Mutual, Inc. ......................         9,057,000

Semiconductor Components/Integrated Circuits - 4.8%
     1,000,000  TriQuint Semiconductor, Inc.* ................        17,680,000

Television - 0.9%
       700,000  Acme Communications, Inc.* ...................         3,325,000

Wireless Equipment - 4.4%
     1,000,000  Motorola, Inc. ...............................        16,370,000
--------------------------------------------------------------------------------
Total Common Stock (cost $366,984,604) .......................       345,928,314
--------------------------------------------------------------------------------
Repurchase Agreement - 6.7%
$   24,900,000  ABN AMRO Bank N.V., 2.63%
                  dated 10/31/01, maturing 11/1/01
                  to be repurchased at $24,901,819
                  collateralized by $27,937,563
                  in U.S. Government Agencies
                  0%-7.00%,  8/15/04-9/15/31
                  with a value of $25,398,033
                  (cost $24,900,000) .........................        24,900,000
--------------------------------------------------------------------------------
Total Investments (total cost $391,884,604) - 100.1% .........       370,828,314
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.1%)        (395,387)
--------------------------------------------------------------------------------
Net Assets - 100% ............................................  $    370,432,927
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2001

Country                       % of Investment Securities            Market Value
--------------------------------------------------------------------------------
Bermuda                                             3.0%        $     11,056,500
Ireland                                             3.6%              13,415,405
United Kingdom                                      2.0%               7,591,509
United States++                                    91.4%             338,764,900
--------------------------------------------------------------------------------
Total                                             100.0%        $    370,828,314

++Includes Short-Term Securities (84.6% excluding Short-Term Securities)

See Notes to Schedules of Investments.

                                         Janus Equity Funds  October 31, 2001  9

Janus Balanced Fund

[PHOTO]
Karen L. Reidy
portfolio manager

For the 12 months ended October 31, 2001, Janus Balanced Fund declined 8.83%, a performance that compares with a 24.83% decline by the S&P 500 Index and a gain of 15.32% by the Lehman Brothers Government/Credit Index, the benchmark for the fixed-income component of the portfolio.(1)

Despite a string of interest rate cuts designed to spark business investment and boost corporate profits, stocks across the board failed to gain any traction this year. However, the challenges businesses faced - slowing demand, flagging cash flows and softening earnings - were apparent well before the events of September 11. The terrorist attacks accelerated the slowdown already under way, stalling the U.S. economy and taking a toll on confidence that now seems likely to delay a recovery until 2002.

Amid these issues, however, some significant bright spots are emerging. The monetary and fiscal policies pursued by the federal government have supported the economy through a difficult period and should soon begin to stimulate it. Manufacturing inventories are near historic lows. Order rates appear to have stabilized, ending the year-long corporate spending pullback. And while concerns about consumer spending remain, equity valuations overall are more attractive than they have been in several years.

In this environment, we have been moving in two related directions. On the fixed-income side, we recently started trimming holdings and shortening duration
- actions that should provide the liquidity to take advantage of attractive opportunities in the equity market and buffer the Fund's exposure to interest rates.

On the equity side, we are focusing on quality - companies led by focused and capable management teams with the demonstrated ability to grow earnings and produce improving returns even in difficult times. Tenet Healthcare is one company that meets this standard. Since the early 1990s, the company has focused on acquiring unprofitable hospitals at reasonable prices in attractive, geographically clustered markets. It then transforms these institutions into single-specialty centers, focusing, for example, on cardiology or orthopedics. This allows Tenet to better manage costs, resulting in steadily improving margins, cash flow and investment returns.

Anheuser-Busch also continues to contribute to performance. With a 48% market share, the company is far and away the category leader. Backed by the industry's best-selling brands, the company has demonstrated the ability to achieve its plans even in a cooling economy. Significantly, in an environment where pricing power is scarce, Anheuser-Busch has been able to gradually increase prices, driving growth in revenues and returns.

On the downside, Citigroup worked against us. Not only was the stock disproportionately affected by the broad decline in corporate finance activity, the company's insurance unit also announced that it would absorb a $500 million loss on the World Trade Center disaster. While that loss should be made up for quickly by price increases on renewals, the news took a short-term toll on the company's shares. Nonetheless, its global operations generate more than $1.5 billion in cash flow every month - cash that can be used to make acquisitions, fund internal growth or buy back shares - giving us reason to hold on to the stock.

Delphi Automotive Systems also fell short of our expectations. The company's price slipped as automakers reduced 2001 production plans and declined further when Ford cut its fourth-quarter earnings outlook. Nonetheless, Delphi is in the midst of a sweeping cost-reduction program and, since its spin-off from GM, has worked to diversify its customer base and improve cash flow. As a result, we believe that Delphi has room to grow. Its recent performance, however, hurt the Fund's returns.

While we are likely to face more challenges before the economy begins to recover, I am more optimistic about the future than I have been in many months. On the fixed-income side, the U.S. Treasury's decision to eliminate 30-year bonds should result in greater supply and higher yields for shorter-maturity issues, while encouraging capital investment and economic recovery by allowing longer-term rates to fall. On the equity side, the current weakness in the market allows us to build positions in quality companies at attractive prices.

The immediate outlook is uncertain, but I believe the investment markets today offer tremendous opportunities. My goal is to position the Fund to capitalize on those opportunities as the investment environment changes and the economy recovers.

Thank you for investing in Janus Balanced Fund.

(1) All returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

10  Janus Equity Funds  October 31, 2001

Portfolio Profile
(% of Net Assets)                           October 31, 2001    October 31, 2000
--------------------------------------------------------------------------------
Equities                                               44.1%               44.4%
Fixed-Income Securities
  U.S. Government Obligations                          21.1%               23.0%
  Corporate Bonds
    Investment Grade                                   19.8%               14.1%
    High-Yield/High-Risk                                1.3%                4.8%
Preferred Stock                                         1.5%                2.3%
Other Securities                                          --                0.4%
Top 10 Equities/Preferred                              15.4%               17.1%
Number of Stocks                                          66                  68
Cash and Cash Equivalents                              12.2%               11.0%

Top 5 Industries
                                            October 31, 2001    October 31, 2000
--------------------------------------------------------------------------------
Diversified Financial Services                          5.6%                4.7%
Diversified Operations                                  4.8%                4.8%
Medical - Drugs                                         2.7%                1.1%
Oil Companies - Integrated                              2.7%                0.3%
Chemicals - Diversified                                 2.2%                2.2%

Top 10 Equity Holdings
                                            October 31, 2001    October 31, 2000
--------------------------------------------------------------------------------
Citigroup, Inc.                                         2.7%                1.4%
General Electric Co.                                    1.9%                3.4%
Tenet Healthcare Corp.                                  1.8%                  --
Exxon Mobil Corp.                                       1.8%                  --
Marsh & McLennan Companies, Inc.                        1.4%                  --
Automatic Data Processing, Inc.                         1.3%                1.2%
Minnesota Mining and Manufacturing Co.                  1.2%                1.1%
American International Group, Inc.                      1.2%                0.7%
AT&T Wireless Services, Inc.                            1.1%                  --
American Home Products Corp.                            1.0%                  --

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Balanced Fund, the S&P 500 Index and the Lehman Brothers Government/Credit Index. Janus Balanced Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The Lehman Brothers Government/Credit Index is represented by a solid gray line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 1, 1992, through October 31, 2001. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Balanced Fund, ($32,662) as compared to the S&P 500 Index ($30,668) and the Lehman Brothers Government/Credit Index ($19,501).

Average Annual Total Return
for the periods ended October 31, 2001
One Year      Five Year      Since 9/1/92*
(8.83)%       12.94%         13.79%

Janus Balanced Fund - $32,662

S&P 500 Index - $30,668

Lehman Brothers Government/Credit Index - $19,501

*The Fund's inception date.
Source - Lipper, Inc. 2001.
See "Explanation of the Charts and Tables."

In recent years, returns have sustained significant gains and losses due to market volatility in the technology sector. Due to recent market volatility, certain funds may have an increased position in cash for temporary defensive purposes. Due to market volatility, current performance may be lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return includes reinvestment of dividends, distributions and capital gains.

Standard & Poor's (S&P) is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The S&P 500 is an index of 500 major, large-cap US corporations. The Lehman Brothers Government/Credit Index is defined as an index consisting of more than 4,000 government and corporate bonds; managed by Lehman Brothers. The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Common Stock - 44.1%
Agricultural Operations - 0.7%
       948,735  Monsanto Co. .................................  $     29,695,406

Applications Software - 0.8%
       574,835  Microsoft Corp.* .............................        33,426,655

Automotive - Cars and Light Trucks - 1.5%
     1,257,301  BMW A.G. .....................................  $     37,369,431
       716,975  General Motors Corp. .........................        29,625,407

                                                                      66,994,838

Automotive - Truck Parts and Equipment - 0.8%
     2,854,055  Delphi Automotive Systems Corp. ..............        33,135,579
       126,645  Visteon Corp. ................................         1,507,075

                                                                      34,642,654

See Notes to Schedules of Investments.

                                        Janus Equity Funds  October 31, 2001  11

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Beverages - Non-Alcoholic - 0.9%
       770,940  PepsiCo, Inc. ................................  $     37,552,487

Beverages - Wine and Spirits - 0.4%
     1,869,453  Diageo PLC ...................................        18,664,342

Brewery - 1.0%
     1,084,965  Anheuser-Busch Companies, Inc. ...............        45,199,642

Broadcast Services and Programming - 0.3%
     1,221,315  Liberty Media Corp. - Class A* ...............        14,277,172

Cable Television - 0.4%
       510,462  Comcast Corp. - Special Class A* .............        18,294,958

Cellular Telecommunications - 1.1%
     3,495,555  AT&T Wireless Services, Inc.* ................        50,475,814

Chemicals - Diversified - 1.3%
       789,875  E.I. du Pont de Nemours and Co. ..............        31,587,101
     1,830,915  Lyondell Chemical Co. ........................        24,369,479

                                                                      55,956,580

Computers - 0.7%
     1,660,955  Apple Computer, Inc.* ........................        29,166,370

Computers - Peripheral Equipment - 0.5%
       517,175  Lexmark International Group, Inc. - Class A* .        23,143,581

Cosmetics and Toiletries - 1.2%
       423,305  Kimberly-Clark Corp. .........................        23,497,661
       405,685  Procter & Gamble Co. .........................        29,931,439

                                                                      53,429,100

Data Processing and Management - 1.3%
     1,070,905  Automatic Data Processing, Inc. ..............        55,322,952

Diversified Financial Services - 2.7%
     2,581,347  Citigroup, Inc. ..............................       117,502,915

Diversified Operations - 4.3%
     2,387,755  General Electric Co. .........................        86,938,160
     1,202,975  Honeywell International, Inc. ................        35,547,911
       292,335  Illinois Tool Works, Inc. ....................        16,721,562
       494,905  Minnesota Mining and Manufacturing Co. .......        51,658,184

                                                                     190,865,817

Electronic Components - Semiconductors - 0.2%
       367,955  Texas Instruments, Inc. ......................        10,299,060

Electronic Design Automation - 0.7%
     1,491,325  Cadence Design Systems, Inc.* ................        31,526,611

Engineering - Research and Development - 0.5%
       636,740  Fluor Corp. ..................................        23,699,463

Enterprise Software and Services - 0.1%
       430,865  Oracle Corp.* ................................         5,842,529

Fiduciary Banks - 0.3%
       401,245  Bank of New York Company, Inc. ...............        13,646,342

Finance - Investment Bankers/Brokers - 0.4%
       374,550  Merrill Lynch & Company, Inc. ................        16,371,580

Food - Retail - 0.6%
       681,005  Safeway, Inc.* ...............................        28,363,858

Hotels and Motels - 0.1%
       148,027  Fairmont Hotels and Resorts, Inc.* ...........         2,642,282

Insurance Brokers - 2.0%
       675,850  Aon Corp. ....................................  $     25,709,334
       624,905  Marsh & McLennan Companies, Inc. .............        60,459,559

                                                                      86,168,893

Medical - Drugs - 2.3%
       857,385  American Home Products Corp. .................        47,867,805
       446,855  Eli Lilly and Co. ............................        34,184,408
       491,380  Pfizer, Inc. .................................        20,588,822

                                                                     102,641,035

Medical - Hospitals - 1.8%
     1,377,880  Tenet Healthcare Corp.* ......................        79,255,658

Money Center Banks - 1.7%
       535,715  Bank of America Corp. ........................        31,601,828
     1,202,515  J.P. Morgan Chase & Co. ......................        42,520,930

                                                                      74,122,758

Motorcycle and Motor Scooter Manufacturing - 0.2%
       241,810  Harley-Davidson, Inc. ........................        10,944,321

Multi-Line Insurance - 1.2%
       654,040  American International Group, Inc. ...........        51,407,544

Multimedia - 1.3%
     1,146,740  Viacom, Inc. - Class B* ......................        41,867,477
       903,615  Walt Disney Co. ..............................        16,798,203

                                                                      58,665,680

Oil - Field Services - 0.3%
       580,075  Halliburton Co. ..............................        14,322,052

Oil Companies - Exploration and Production - 1.5%
       472,940  Anadarko Petroleum Corp. .....................        26,981,227
     1,025,275  Burlington Resources, Inc. ...................        38,191,494

                                                                      65,172,721

Oil Companies - Integrated - 2.1%
     1,988,960  Exxon Mobil Corp. ............................        78,464,472
       187,302  PanCanadian Energy Corp. .....................         5,217,918
       405,003  PanCanadian Energy Corp.
                  - New York Shares* .........................        11,218,583

                                                                      94,900,973

Pipelines - 0.9%
       601,055  El Paso Corp. ................................        29,487,758
       799,535  Enron Corp. ..................................        11,113,537

                                                                      40,601,295

Property and Casualty Insurance - 2.1%
       721,615  ACE, Ltd. ....................................        25,436,929
       506,740  Chubb Corp. ..................................        34,610,342
       374,140  XL Capital, Ltd. - Class A ...................        32,497,800

                                                                      92,545,071

Reinsurance - 0.9%
        15,950  Berkshire Hathaway, Inc. - Class B* ..........        37,546,300

Retail - Discount - 0.5%
       416,300  Wal-Mart Stores, Inc. ........................        21,397,820

Retail - Jewelry - 0.2%
       313,395  Tiffany & Co. ................................         7,330,309

See Notes to Schedules of Investments.

12  Janus Equity Funds  October 31, 2001

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Semiconductor Components/Integrated Circuits - 0.8%
       385,405  Linear Technology Corp. ......................  $     14,953,714
       397,255  Maxim Integrated Products, Inc.* .............        18,174,416

                                                                      33,128,130

Super-Regional Banks - 0.7%
     1,774,798  U.S. Bancorp .................................        31,555,908

Transportation - Services - 0.8%
       885,445  FedEx Corp.* .................................        36,374,080
--------------------------------------------------------------------------------
Total Common Stock (cost $2,148,932,988) .....................     1,945,083,556
--------------------------------------------------------------------------------
Corporate Bonds - 21.1%
Aerospace and Defense - 0.7%
                Lockheed Martin Corp.:
$    5,700,000    7.25%, company guaranteed notes
                  due 5/15/06 ................................         6,262,875
     7,050,000    8.20%, notes, due 12/1/09 ..................         8,195,625
    12,950,000    7.65%, company guaranteed notes
                  due 5/1/16 .................................        15,167,687

                                                                      29,626,187

Automotive - Truck Parts and Equipment - 0.4%
    19,215,000  Delphi Automotive Systems Corp., 6.55%
                  notes, due 6/15/06 .........................        19,479,206

Beverages - Non-Alcoholic - 1.3%
                Coca-Cola Enterprises, Inc.:
     8,820,000    5.375%, notes, due 8/15/06 .................         9,128,700
    24,000,000    7.125%, notes, due 9/30/09 .................        26,610,000
    13,400,000    6.125%, notes, due 8/15/11 .................        14,003,000
     5,795,000  PepsiCo, Inc., 4.50%
                  notes, due 9/15/04 .........................         5,939,875

                                                                      55,681,575

Brewery - 0.9%
                Anheuser-Busch Companies, Inc.:
     8,345,000    5.65%, notes, due 9/15/08 ..................         8,772,681
     1,610,000    5.75%, notes, due 4/1/10 ...................         1,668,362
     7,950,000    6.00%, senior notes, due 4/15/11 ...........         8,397,187
     5,050,000    7.55%, notes, due 10/1/30 ..................         6,028,437
     5,300,000    6.80%, notes, due 1/15/31 ..................         5,783,625
     6,650,000    6.80%, notes, due 8/20/32 ..................         7,256,812

                                                                      37,907,104

Broadcast Services and Programming - 0.6%
                Clear Channel Communications, Inc.:
    16,860,000    2.625%, convertible senior notes
                  due 4/1/03 .................................        16,607,100
    10,150,000    6.00%, notes, due 11/1/06 ..................        10,188,062

                                                                      26,795,162

Cable Television - 1.4%
                Cox Communications, Inc.:
     6,275,000    7.50%, notes, due 8/15/04 ..................         6,800,531
    10,970,000    7.75%, notes, due 8/15/06 ..................        12,080,712
                CSC Holdings, Inc.:
     9,400,000    8.125%, debentures, due 8/15/09 ............         9,846,500
     9,700,000    7.625%, senior notes, due 4/1/11 ...........         9,809,125
    24,550,000  TCI Communications, Inc., 6.375%
                  senior notes, due 5/1/03 ...................        25,439,937

                                                                      63,976,805

Cellular Telecommunications - 0.8%
$   11,400,000  AT&T Wireless Services, Inc., 7.35%
                  senior notes, due 3/1/06 ...................  $     12,169,500
    21,375,000  VoiceStream Wireless Corp., 10.375%
                  senior notes, due 11/15/09 .................        24,367,500

                                                                      36,537,000

Chemicals - Diversified - 0.9%
    15,850,000  E.I. du Pont de Nemours and Co., 6.875%
                  notes, due 10/15/09 ........................        17,652,937
    21,786,000  Lyondell Chemical Co., 9.625%
                  secured notes, due 5/1/07 ..................        20,914,560

                                                                      38,567,497

Commercial Banks - 0.2%
     6,785,000  US Bank, Inc., 5.70%
                  notes, due 12/15/08 ........................         6,954,625

Computers - 0.4%
    18,400,000  Sun Microsystems, Inc., 7.65%
                  senior notes, due 8/15/09 ..................        19,251,000

Cosmetics and Toiletries - 0.2%
    10,635,000  International Flavors & Fragrance, Inc., 6.45%
                  notes, due 5/15/06 .........................        10,927,462

Diversified Financial Services - 2.9%
    13,115,000  Associates Corp. of North America, 5.75%
                  senior notes, due 11/1/03 ..................        13,737,963
                Citigroup, Inc.:
     4,700,000    5.50%, notes, due 8/9/06 ...................         4,882,125
    16,020,000    7.25%, subordinated notes, due 10/1/10 .....        17,762,175
     5,570,000    6.50%, notes, due 1/18/11 ..................         5,939,013
                General Electric Capital Corp.:
    14,350,000    5.375%, notes, due 1/15/03 .................        14,798,437
    26,400,000    5.375%, notes, due 4/23/04 .................        27,621,000
    16,070,000    7.25%, notes, due 5/3/04 ...................        17,556,475
    24,700,000    5.35%, notes, due 3/30/06 ..................        25,749,750

                                                                     128,046,938

Diversified Operations - 0.5%
                Honeywell International, Inc.:
    11,500,000    5.125%, notes, due 11/1/06 .................        11,543,125
     9,200,000    6.125%, notes, due 11/1/11 .................         9,315,000

                                                                      20,858,125

Finance - Auto Loans - 0.7%
                General Motors Acceptance Corp.:
    21,500,000    6.75%, notes, due 12/10/02 .................        22,118,125
     8,220,000    5.80%, notes, due 3/12/03 ..................         8,384,400

                                                                      30,502,525

Finance - Consumer Loans - 0.7%
    11,750,000  American General Finance Corp., 5.875%
                  notes, due 7/14/06 .........................        12,264,063
                Household Finance Corp.:
    10,500,000    6.50%, notes, due 1/24/06 ..................        11,077,500
     9,275,000    6.75%, notes, due 5/15/11 ..................         9,680,781

                                                                      33,022,344

Finance - Credit Card - 0.4%
    18,800,000  American Express Co., 6.75%
                  senior unsubordinated notes, due 6/23/04 ...        20,233,500

See Notes to Schedules of Investments.

                                        Janus Equity Funds  October 31, 2001  13

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Finance - Investment Bankers/Brokers - 0.6%
$   23,545,000  Salomon Smith Barney Holdings, Inc., 6.50%
                  notes, due 2/15/08 .........................  $     25,193,150

Food - Diversified - 0.6%
              Kellogg Co.:
    24,800,000    5.50%, notes, due 4/1/03 ...................        25,482,000
     2,450,000    7.45%, debentures, due 4/1/31 ..............         2,685,813
       655,000  Kraft Foods, Inc., 4.625%
                  notes, due 11/1/06 .........................           656,297

                                                                      28,824,110

Food - Retail - 1.3%
     6,380,000  Fred Meyer, Inc., 7.45%
                  company guaranteed notes, due 3/1/08 .......         7,065,850
                Kroger Co.:
     5,275,000    7.80%, notes, due 8/15/07 ..................         5,940,969
     2,350,000    7.00%, senior notes, due 5/1/18 ............         2,420,500
     6,200,000    6.80%, notes, due 12/15/18 .................         6,262,000
     6,230,000    7.50%, senior notes, due 4/1/31 ............         6,782,913
                Safeway, Inc.:
     4,250,000    6.85%, senior notes, due 9/15/04 ...........         4,590,000
    10,750,000    6.15%, notes, due 3/1/06 ...................        11,314,375
     5,500,000    6.50%, notes, due 11/15/08 .................         5,919,375
     7,000,000    6.50%, notes, due 3/1/11 ...................         7,411,250

                                                                      57,707,232

Internet Brokers - 0.4%
    14,200,000  Charles Schwab Corp., 8.05%
                  notes, due 3/1/10 ..........................        15,833,000

Life and Health Insurance - 0.1%
     4,500,000  SunAmerica, Inc., 6.75%
                  notes, due 10/1/07 .........................         4,865,625

Medical - Drugs - 0.4%
    13,700,000  Pfizer, Inc., 5.625%
                  notes, due 2/1/06 ..........................        14,385,000
     4,000,000  Warner-Lambert Co., 6.00%
                  notes, due 1/15/08 .........................         4,185,000

                                                                      18,570,000

Medical - HMO - 0.2%
     7,085,000  UnitedHealth Group, Inc., 7.50%
                  notes, due 11/15/05 ........................         7,678,369

Medical - Hospitals - 0.2%
     6,775,000  Tenet Healthcare Corp., 8.125%
                  senior subordinated notes, due 12/1/08 .....         7,317,000

Money Center Banks - 0.4%
                J.P. Morgan Chase & Co.:
     6,450,000    5.625%, notes, due 8/15/06 .................         6,699,938
     9,095,000    6.75%, subordinated notes, due 2/1/11 ......         9,629,331

                                                                      16,329,269

Multimedia - 0.4%
                Viacom, Inc.:
    12,215,000    7.75%, senior notes, due 6/1/05 ............        13,528,112
     4,325,000    7.70%, company guaranteed notes
                  due 7/30/10 ................................         4,827,781

                                                                      18,355,893

Oil Companies - Exploration and Production - 0.2%
$    9,310,000  Burlington Resources Finance Co., 7.20%
                  notes, due 8/15/31 .........................  $      9,321,638

Oil Refining and Marketing - 0.4%
    14,450,000  Tosco Corp., 8.125%
                  notes, due 2/15/30 .........................        16,707,813

Physical Therapy and Rehabilitation Centers - 0.1%
                HEALTHSOUTH Corp.:
     1,400,000    7.375%, notes, due 10/1/06+ ................         1,449,000
     1,400,000    8.375%, notes, due 10/1/11+ ................         1,491,000

                                                                       2,940,000

Pipelines - 0.6%
                El Paso Corp.:
    11,850,000    7.00%, senior notes, due 5/15/11 ...........        12,249,938
    11,850,000    8.05%, notes, due 10/15/30 .................        12,575,813

                                                                      24,825,751

Resorts and Theme Parks - 0%
     1,450,000  Six Flags, Inc., 9.75%
                  senior notes, due 6/15/07 ..................         1,460,875

Retail - Building Products - 0.7%
    27,550,000  Home Depot, Inc., 6.50%
                  senior notes, due 9/15/04 ..................        29,857,313

Retail - Discount - 1.3%
                Target Corp.:
    12,000,000    5.50%, notes, due 4/1/07 ...................        12,405,000
     3,700,000    5.40%, notes, due 10/1/08 ..................         3,755,500
     6,100,000    7.00%, notes, due 7/15/31 ..................         6,519,375
                Wal-Mart Stores, Inc.:
    10,495,000    5.45%, notes, due 8/1/06 ...................        11,006,631
    19,760,000    6.875%, senior notes, due 8/10/09 ..........        22,081,800

                                                                      55,768,306

Retail - Restaurants - 0.1%
     6,000,000  Tricon Global Restaurants, Inc., 7.45%
                  senior notes, due 5/15/05 ..................         6,060,000

Super-Regional Banks - 0.1%
     2,200,000  Firstar Bank N.A., 7.125%
                  subordinated notes, due 12/1/09 ............         2,403,500
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $865,985,221) ....................       928,385,899
--------------------------------------------------------------------------------
Preferred Stock - 1.5%
Electric - Integrated - 0.6%
       537,730  Reliant Energy, Inc., convertible, 2.00%
                  (AOL Time Warner, Inc.) ....................        27,693,095

Oil Companies - Integrated - 0.6%
       745,420  El Paso CGP Co., convertible, 6.625% .........        24,844,849

Publishing - Newspapers - 0.3%
       136,060  Tribune Co., convertible, 2.00% ..............        11,973,280
--------------------------------------------------------------------------------
Total Preferred Stock (cost $91,157,062) .....................        64,511,224
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

14  Janus Equity Funds  October 31, 2001

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Warrants - 0%
Finance - Other Services - 0%
         6,900  Ono Finance PLC - expires 5/31/09*,+
                  (cost $0) ..................................  $        248,584
--------------------------------------------------------------------------------
U.S. Government Obligations - 21.1%
U.S. Government Agencies - 9.9%
                Fannie Mae:
$  123,570,000    4.75%, due 11/14/03 ........................       128,542,457
    26,000,000    5.50%, due 5/2/06 ..........................        27,657,500
    62,100,000    6.625%, due 9/15/09 ........................        70,017,750
    20,350,000    6.25%, due 2/1/11 ..........................        22,028,875
    47,000,000    5.50%, due 3/15/11 .........................        49,232,500
                Federal Home Loan Bank System:
    76,790,000    4.875%, due 5/14/04 ........................        80,149,563
    38,900,000    6.50%, due 11/15/05 ........................        42,644,125
                Freddie Mac
    16,890,000    5.875%, due 3/21/11 ........................        17,776,725

                                                                     438,049,495

U.S. Treasury Notes/Bonds - 11.2%
    24,660,000    4.75%, due 1/31/03 .........................        25,459,477
     6,950,000    2.75%, due 9/30/03 .........................         6,995,036
    75,665,000    5.875%, due 11/15/04 .......................        81,995,891
    46,630,000    6.50%, due 10/15/06 ........................        52,618,691
    37,830,000    5.50%, due 2/15/08 .........................        41,237,348
    34,999,000    5.00%, due 2/15/11 .........................        36,940,045
    35,800,000    7.25%, due 5/15/16 .........................        44,523,386
    35,650,000    6.25%, due 8/15/23 .........................        41,022,455
    41,010,000    5.25%, due 2/15/29 .........................        42,269,007
    73,500,000    6.125%, due 8/15/29 ........................        85,466,535
    30,300,000    6.25%, due 5/15/30 .........................        36,116,085

                                                                     494,643,956
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $875,577,329) ........       932,693,451
--------------------------------------------------------------------------------
Repurchase Agreement - 1.4%
    61,600,000  ABN AMRO Bank N.V., 2.63%
                  dated 10/31/01, maturing 11/1/01
                  to be repurchased at $61,604,500
                  collateralized by $69,114,613
                  in U.S. Government Agencies
                  0%-7.00%,  8/15/04-9/15/31
                  with a value of $62,832,083
                  (cost $61,600,000) .........................        61,600,000
--------------------------------------------------------------------------------
Time Deposit - 4.5%
                Union Bank of Switzerland
   200,000,000    2.65625%, 11/1/01 (cost $200,000,000) ......       200,000,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 5.5%
                Fannie Mae
$   20,000,000    1.92%, 4/18/02 .............................  $     19,817,060
                Federal Farm Credit Bank
    50,000,000    2.32%, 11/21/01 ............................        49,935,556
                Federal Home Loan Bank System:
    25,000,000    3.45%, 11/7/01 .............................        24,985,625
    50,000,000    2.25%, 11/30/01 ............................        49,909,375
    25,000,000    2.33%, 12/21/01 ............................        24,919,097
                Freddie Mac:
    25,000,000    2.22%, due 1/30/02 .........................        24,875,000
    50,000,000    3.45%, due 3/20/02 .........................        49,625,000
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $243,765,661) ...........       244,066,713
--------------------------------------------------------------------------------
Total Investments (total cost $4,487,018,261) - 99.2% ........     4,376,589,427
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.8%         33,650,448
--------------------------------------------------------------------------------
Net Assets - 100% ............................................  $  4,410,239,875
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2001

Country                       % of Investment Securities            Market Value
--------------------------------------------------------------------------------
Bermuda                                             1.3%        $     57,934,729
Canada                                              0.4%              19,078,783
Germany                                             0.9%              37,369,431
United Kingdom                                      0.4%              18,912,926
United States++                                    97.0%           4,243,293,558
--------------------------------------------------------------------------------
Total                                             100.0%        $  4,376,589,427

++Includes Short-Term Securities (85.4% excluding Short-Term Securities)

See Notes to Schedules of Investments.

                                        Janus Equity Funds  October 31, 2001  15

Janus Core Equity Fund

[PHOTO]
Karen L. Reidy
portfolio manager

For the 12 months ended October 31, 2001, Janus Core Equity Fund declined 21.70%, compared with its benchmark, the S&P 500 Index, which declined 24.83%.(1)

Since I last wrote to you, the U.S. economy has slowed substantially. While the events of September 11 accelerated the economic slide, the slowdown was underway well ahead of the terrorist attacks, as reflected in the across the board declines in corporate profits and economic growth. While the major market indices have regained much of the ground lost in the days immediately following the attacks - they rebounded significantly in October - the federal government's efforts to stimulate the economy through lower interest rates, increased spending and tax rebates have been largely offset by a continuing stream of bad business news.

These issues are significant, but amid them some important positives are starting to emerge. The Federal Reserve's aggressive interest-rate cuts have brought the overnight borrowing rate to its lowest level in 40 years and we believe should soon begin to help revive the economy. Businesses also have taken advantage of falling expectations to clean up their balance sheets and write off underperforming assets. With manufacturing inventories near historic lows, production is likely to increase in the months ahead. Factory orders are holding steady after nearly a year of declines. And, most important, stocks are trading at more attractive levels today than they have in several years.

The economic slowdown has, of course, significantly affected many companies' ability to accurately forecast earnings and their prospects for future growth. In this environment, I am focusing squarely on quality - companies capable of controlling their own destinies, led by management teams with the proven ability to execute business plans and deliver returns even in difficult times.

Long-time holding Anheuser-Busch has continued to be one of the Fund's standouts. The company has consistently delivered on its promises even as the economy and consumer spending have cooled. In fact, it recently announced that it would beat estimates for the quarter and the year. Supported by exceptional brand management and an effective long-range growth and acquisition strategy, the company has built a 48% market share - more than double the share of its two largest competitors combined. Just as important, with the industry's leading brands, the company has been able to gradually boost prices in a market in which pricing power is rare.

Tenet Healthcare is another high-quality company that recently announced a better-than-expected earnings outlook. Over the last decade, the company has successfully built a powerful franchise by acquiring troubled hospitals at bargain prices, using its facilities-management expertise to redevelop them as focused medical care centers specializing in areas such as heart care, internal medicine and orthopedics. With costs under close control, Tenet has steadily improved operating margins, cash flow and returns.

On the downside, Delphi Automotive Systems underperformed, hit first by cutbacks in 2001 automotive production plans and again by Ford's announcement of a worse-than-expected fourth-quarter outlook. With major cost-reduction and productivity-improvement programs under way, along with efforts to expand its customer base in new directions, we see considerable upside potential in Delphi's stock. But its recent performance held back the Fund's returns.

Chipmaker Advanced Micro Devices also lagged. I had been avoiding technology companies based on the view that it will be at least a year, and possibly longer, before a sustained improvement in tech sales or stock prices emerges. AMD's Athlon chip so significantly outperforms competitive offerings, however, that I believed this strong, well-managed company could gain substantial market share despite the slowdown in personal computer sales. As sales came in short of forecasts, however, I sold the stock, despite its longer-term prospects.

In sum, despite some setbacks I am more confident today in the market's prospects than I have been in some time. The October upturn in the major indices suggests investors are starting to recognize that at current prices the stock market offers exceptional long-term opportunities. I believe the Fund is positioned well to capitalize on those growth opportunities as the economy improves and the market begins to rebound.

Thank you for investing in Janus Core Equity Fund.

(1) Both returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

Formerly Janus Equity Income Fund. The Fund's name, investment objective, and certain investment policies changed on 7/31/01.

16  Janus Equity Funds  October 31, 2001

Portfolio Profile
(% of Net Assets)                           October 31, 2001    October 31, 2000
--------------------------------------------------------------------------------
Equities                                               87.0%               77.1%
  Foreign                                               7.1%                5.9%
Top 10 Equities                                        28.3%               26.3%
Number of Stocks                                          64                  72
Cash, Cash Equivalents and
  Fixed-Income Securities                              13.0%               22.9%

Top 5 Industries
                                            October 31, 2001    October 31, 2000
--------------------------------------------------------------------------------
Diversified Operations                                  7.2%                7.1%
Diversified Financial Services                          5.7%                1.7%
Medical - Drugs                                         5.1%                1.1%
Property and Casualty Insurance                         4.3%                  --
Insurance Brokers                                       3.9%                  --

Top 10 Equity Holdings
                                            October 31, 2001    October 31, 2000
--------------------------------------------------------------------------------
Citigroup, Inc.                                         5.7%                1.7%
Tenet Healthcare Corp.                                  3.3%                  --
General Electric Co.                                    2.8%                5.1%
Marsh & McLennan Companies, Inc.                        2.6%                  --
American International Group, Inc.                      2.5%                1.4%
Automatic Data Processing, Inc.                         2.4%                2.7%
Minnesota Mining and Manufacturing Co.                  2.4%                1.9%
AT&T Wireless Services, Inc.                            2.4%                  --
American Home Products Corp.                            2.1%                  --
Exxon Mobil Corp.                                       2.1%                  --

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Core Equity Fund and the S&P 500 Index. Janus Core Equity Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, June 28, 1996, through October 31, 2001. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Core Equity Fund ($22,275) as compared to the S&P 500 Index ($17,096).

Average Annual Total Return
for the periods ended October 31, 2001
One Year      Five Year      Since 6/28/96*
(21.70)%      14.50%         16.18%

Janus Core Equity Fund - $22,275

S&P 500 Index - $17,096

*The Fund's inception date.
Source - Lipper, Inc. 2001.
See "Explanation of the Charts and Tables."

In recent years, returns have sustained significant gains and losses due to market volatility in the technology sector. Due to recent market volatility, certain funds may have an increased position in cash for temporary defensive purposes. Due to market volatility, current performance may be lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return includes reinvestment of dividends, distributions and capital gains.

Standard & Poor's (S&P) is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The S&P 500 is an index of 500 major, large-cap US corporations. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Common Stock - 84.2%
Agricultural Operations - 1.7%
       400,920  Monsanto Co. .................................  $     12,548,796

Applications Software - 1.1%
       134,875  Microsoft Corp.* .............................         7,842,981

Automotive - Cars and Light Trucks - 1.4%
       278,482  BMW A.G. .....................................         8,277,027
        45,590  General Motors Corp. .........................         1,883,779

                                                                      10,160,806

Automotive - Truck Parts and Equipment - 1.5%
       921,035  Delphi Automotive Systems Corp. ..............        10,693,216

Beverages - Non-Alcoholic - 1.7%
       259,735  PepsiCo, Inc. ................................  $     12,651,692

Beverages - Wine and Spirits - 0.9%
       662,821  Diageo PLC ...................................         6,617,507

Brewery - 2.1%
       361,440  Anheuser-Busch Companies, Inc. ...............        15,057,590

Cable Television - 0.7%
       147,183  Comcast Corp. - Special Class A* .............         5,275,039

Cellular Telecommunications - 2.4%
     1,206,915  AT&T Wireless Services, Inc.* ................        17,427,853

See Notes to Schedules of Investments.

                                        Janus Equity Funds  October 31, 2001  17

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Chemicals - Diversified - 2.2%
       207,890  E.I. du Pont de Nemours and Co. ..............  $      8,313,521
       604,160  Lyondell Chemical Co. ........................         8,041,370

                                                                      16,354,891

Computers - 1.5%
       631,960  Apple Computer, Inc.* ........................        11,097,218

Computers - Peripheral Equipment - 1.4%
       226,970  Lexmark International Group, Inc. - Class A* .        10,156,907

Cosmetics and Toiletries - 2.5%
       141,860  Kimberly-Clark Corp. .........................         7,874,649
       143,800  Procter & Gamble Co. .........................        10,609,564

                                                                      18,484,213

Data Processing and Management - 2.4%
       340,660  Automatic Data Processing, Inc. ..............        17,598,496

Diversified Financial Services - 5.7%
       917,970  Citigroup, Inc. ..............................        41,785,994

Diversified Operations - 7.2%
       570,850  General Electric Co. .........................        20,784,648
       280,170  Honeywell International, Inc. ................         8,279,023
       109,090  Illinois Tool Works, Inc. ....................         6,239,948
       167,290  Minnesota Mining and Manufacturing Co. .......        17,461,730

                                                                      52,765,349

Electronic Design Automation - 1.3%
       451,980  Cadence Design Systems, Inc.* ................         9,554,857

Engineering - Research and Development - 1.5%
       294,785  Fluor Corp. ..................................        10,971,898

Enterprise Software and Services - 0.3%
       153,490  Oracle Corp.* ................................         2,081,324

Fiduciary Banks - 0.7%
       158,810  Bank of New York Company, Inc. ...............         5,401,128

Food - Retail - 0.7%
       115,130  Safeway, Inc.* ...............................         4,795,165

Hotels and Motels - 0.8%
        48,108  Fairmont Hotels and Resorts, Inc.* ...........           858,728
       218,590  Starwood Hotels & Resorts Worldwide, Inc. ....         4,817,724

                                                                       5,676,452

Insurance Brokers - 3.9%
       249,505  Aon Corp. ....................................         9,491,170
       197,615  Marsh & McLennan Companies, Inc. .............        19,119,251

                                                                      28,610,421

Medical - Drugs - 5.1%
       283,495  American Home Products Corp. .................        15,827,526
       114,935  Eli Lilly and Co. ............................         8,792,527
       304,920  Pfizer, Inc. .................................        12,776,148

                                                                      37,396,201

Medical - Hospitals - 3.3%
       415,425  Tenet Healthcare Corp.* ......................        23,895,246

Money Center Banks - 2.9%
       116,170  Bank of America Corp. ........................         6,852,868
       416,355  J.P. Morgan Chase & Co. ......................        14,722,313

                                                                      21,575,181

Motorcycle and Motor Scooter Manufacturing - 0.5%
        86,840  Harley-Davidson, Inc. ........................  $      3,930,378

Multi-Line Insurance - 3.0%
       233,343  American International Group, Inc. ...........        18,340,760
        75,210  PartnerRe, Ltd. ..............................         3,497,265

                                                                      21,838,025

Multimedia - 3.4%
        72,405  Gannett Company, Inc. ........................         4,575,996
       416,663  Viacom, Inc. - Class B* ......................        15,212,366
       259,835  Walt Disney Co. ..............................         4,830,333

                                                                      24,618,695

Oil - Field Services - 0.5%
       144,725  Halliburton Co. ..............................         3,573,260

Oil Companies - Exploration and Production - 2.6%
       119,750  Anadarko Petroleum Corp. .....................         6,831,737
       330,290  Burlington Resources, Inc. ...................        12,303,303

                                                                      19,135,040

Oil Companies - Integrated - 2.9%
       388,900  Exxon Mobil Corp. ............................        15,342,105
        93,109  PanCanadian Energy Corp. .....................         2,593,860
       131,625  PanCanadian Energy Corp.
                  - New York Shares* .........................         3,646,013

                                                                      21,581,978

Pipelines - 1.4%
       214,700  El Paso Corp. ................................        10,533,182

Property and Casualty Insurance - 4.3%
       256,420  ACE, Ltd. ....................................         9,038,805
       177,220  Chubb Corp. ..................................        12,104,126
       123,645  XL Capital, Ltd. - Class A ...................        10,739,805

                                                                      31,882,736

Reinsurance - 1.8%
         5,495  Berkshire Hathaway, Inc. - Class B* ..........        12,935,230

Retail - Discount - 1.0%
       144,025  Wal-Mart Stores, Inc. ........................         7,402,885

Semiconductor Components/Integrated Circuits - 1.8%
       146,100  Linear Technology Corp. ......................         5,668,680
       165,755  Maxim Integrated Products, Inc.* .............         7,583,291

                                                                      13,251,971

Super-Regional Banks - 1.1%
       442,203  U.S. Bancorp .................................         7,862,369

Toys - 1.3%
       512,255  Mattel, Inc. .................................         9,696,987

Transportation - Services - 1.7%
       307,695  FedEx Corp.* .................................        12,640,111
--------------------------------------------------------------------------------
Total Common Stock (cost $636,028,644) .......................       617,359,268
--------------------------------------------------------------------------------
Corporate Bonds - 1.3%
Brewery - 0.1%
$      780,000  Anheuser-Busch Companies, Inc., 6.00%
                  senior notes, due 4/15/11 ..................           823,875

Broadcast Services and Programming - 0.5%
     3,733,000  Clear Channel Communications, Inc., 2.625%
                  convertible senior notes, due 4/1/03 .......         3,677,005

See Notes to Schedules of Investments.

18  Janus Equity Funds  October 31, 2001

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Cellular Telecommunications - 0.7%
$    4,267,000  VoiceStream Wireless Corp., 10.375%
                  senior notes, due 11/15/09 .................  $      4,864,380
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $9,350,123) ......................         9,365,260
--------------------------------------------------------------------------------
Preferred Stock - 2.8%
Automotive - Cars and Light Trucks - 0.9%
        23,760  Porsche A.G. .................................         6,633,938

Cable Television - 0.5%
        64,610  Cox Communications, Inc.
                  convertible, 7.00% .........................         3,359,720

Electric - Integrated - 0.8%
       109,955  Reliant Energy, Inc., convertible, 2.00%
                  (AOL Time Warner, Inc.) ....................         5,662,682

Publishing - Newspapers - 0.6%
        50,455  Tribune Co., convertible, 2.00% ..............         4,440,040
--------------------------------------------------------------------------------
Total Preferred Stock (cost $24,236,906) .....................        20,096,380
--------------------------------------------------------------------------------
U.S. Government Obligations - 1.1%
                Fannie Mae:
$    3,205,000    4.75%, due 11/14/03 ........................         3,333,969
     4,200,000    6.625%, due 9/15/09 ........................         4,735,500
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $7,555,058) ..........         8,069,469
--------------------------------------------------------------------------------
Repurchase Agreement - 8.1%
    59,700,000  ABN AMRO Bank N.V., 2.63%
                  dated 10/31/01, maturing 11/1/01
                  to be repurchased at $59,704,361
                  collateralized by $66,982,831
                  in U.S. Government Agencies
                  0%-7.00%,  8/15/04-9/15/31
                  with a value of $60,894,080
                  (cost $59,700,000) .........................        59,700,000
--------------------------------------------------------------------------------
U.S. Government Agency - 2.7%
                Fannie Mae
    20,000,000    1.92%, 4/18/02
                  (cost $19,820,800) .........................        19,817,060
--------------------------------------------------------------------------------
Total Investments (total cost $756,691,531) - 100.2% .........       734,407,437
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.2%)      (1,458,512)
--------------------------------------------------------------------------------
Net Assets - 100% ............................................  $    732,948,925
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2001

Country                       % of Investment Securities            Market Value
--------------------------------------------------------------------------------
Bermuda                                             3.2%        $     23,275,875
Canada                                              1.0%               7,098,601
Germany                                             2.0%              14,910,965
United Kingdom                                      0.9%               6,617,507
United States++                                    92.9%             682,504,489
--------------------------------------------------------------------------------
Total                                             100.0%        $    734,407,437

++Includes Short-Term Securities (82.1% excluding Short-Term Securities)

See Notes to Schedules of Investments.

                                        Janus Equity Funds  October 31, 2001  19

Janus Enterprise Fund

[PHOTO]
James Goff
portfolio manager

For the fiscal year ended October 31, 2001, Janus Enterprise Fund lost 56.63%, compared with a 12.45% decline in the S&P MidCap 400 Index and a 42.78% drop in the Russell Midcap(R) Growth Index.(1)

It's obviously difficult to see beyond this decline - it's unacceptable to me and I do not take it lightly. Despite the decidedly negative period, we have taken some comfort, however, in the fact that the vast majority of our companies continued to execute extremely well. In fact, as many as 80% of our firms met our original earnings expectations for the second and third quarters, despite the fundamental changes wrought by a contracting economy and the events of September 11.

The attacks affected us all in a profound way. Their impact on the economy, the markets and specific industries and companies was equally severe. Although a constant barrage of profit warnings, rising unemployment and diminished capital spending left little question that the U.S. economy was already weakening, the disaster pushed the financial markets even farther down. In fact, when the markets reopened, Wall Street responded by recording its worst one-week performance in more than 60 years. However, as uncertainty surrounding the U.S. response abated and the Federal Reserve continued its aggressive easing of short-term interest rates, major market indices rebounded to pre-attack levels. Still, news on the economic front remained grim, as a sharp deceleration in third-quarter gross domestic product and consumer confidence signaled an end to the longest economic expansion in U.S. history.

It's important to point out that we've modified the growth criteria used when selecting companies. Previously, a company had to be capable of 20% annual earnings growth to be considered for inclusion in the Fund. I have since lowered that "hurdle rate" down to 15% for two reasons. First, the current economic environment has made it exceedingly difficult to find individual mid-cap companies capable of generating that kind of growth. Second, I realized that the 20% hurdle rate did not allow us to maintain sufficient balance in the Fund, which led to much higher volatility than I would like to see.

I have also become increasingly valuation-sensitive, spending far more time looking at historical ranges and other analyses, such as price-earnings relative to growth and discounted cash flow than I have in the past. As mentioned earlier, this should also allow us to maintain better balance in the Fund, while providing a cushion during uncertain times.

In another development intended to restore performance, we've renewed our emphasis on new-idea generation. That is, we are directing more of our efforts to finding new investments across a broad range of industries and themes. Many of our current holdings are a direct result of this renewed effort, including energy service provider Kinder Morgan, transaction processing concern Concord EFS and advanced graphics chip-maker NVIDIA.

Even so, we remain committed to some of our longer-term holdings such as cellular tower operators Crown Castle and American Tower, despite current weakness in the telecommunications sector. Troubles at American Tower's noncore satellite Internet business caused the company to slightly miss its second-quarter earnings projections. However, both companies continued to show steady gains on an operating basis and should benefit from future catalysts we see in the industry.

In contrast, several of our healthcare positions posted solid returns, as investors placed increasing value on the stability they provide during times of uncertainty. Drug distributor Cardinal Health benefited from visible, predictable revenue streams, while rural hospital operator Community Health Care Corp. capitalized on a favorable competitive environment, as well as its pricing leverage with managed-care companies.

In conclusion, the economic uncertainty that has pressured stocks for much of the last year and a half seems unlikely to be resolved in the short term. However, given our transition to steadier, more consistent growth names, we believe the Fund is well-positioned, regardless of the economic climate. While periods such as this are difficult to navigate, we look forward to the coming months with a growing sense of optimism, believing that today's unsettled markets have created an enormous number of compelling long-term opportunities.

Thank you for your investment in Janus Enterprise Fund.

(1) All returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

20  Janus Equity Funds  October 31, 2001

Portfolio Profile
(% of Net Assets)                           October 31, 2001    October 31, 2000
--------------------------------------------------------------------------------
Equities                                               93.7%               96.8%
  Foreign                                                 --                2.3%
Top 10 Equities                                        34.0%               39.4%
Number of Stocks                                          70                  61
Cash, Cash Equivalents and
  Fixed-Income Securities                               6.3%                3.2%

Top 5 Industries
                                            October 31, 2001    October 31, 2000
--------------------------------------------------------------------------------
Medical - Biomedical and Genetic                       10.0%                9.3%
Commercial Services - Financial                         8.2%                6.3%
E-Commerce/Services                                     6.5%                2.9%
Wireless Equipment                                      5.3%                3.2%
Electronic Components -
  Semiconductors                                        4.2%                6.9%

Top 10 Equity Holdings
                                            October 31, 2001    October 31, 2000
--------------------------------------------------------------------------------
eBay, Inc.                                              5.1%                0.9%
Paychex, Inc.                                           4.5%                6.3%
Apollo Group, Inc. - Class A                            3.7%                1.6%
Crown Castle International Corp.                        3.4%                3.2%
Human Genome Sciences, Inc.                             3.3%                3.6%
Kinder Morgan, Inc.                                     3.2%                  --
Walgreen Co.                                            2.8%                0.3%
Enzon, Inc.                                             2.8%                  --
Concord EFS, Inc.                                       2.7%                  --
Andrx Group, Inc.                                       2.5%                1.5%

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Enterprise Fund and the S&P MidCap 400 Index. Janus Enterprise Fund is represented by a shaded area of blue. The S&P MidCap 400 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 1, 1992, through October 31, 2001. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Enterprise Fund ($29,547) as compared to the S&P MidCap 400 Index ($36,299).

Average Annual Total Return
for the periods ended October 31, 2001
One Year      Five Year      Since 9/1/92*
(56.63)%      4.57%          12.55%

Janus Enterprise Fund - $29,547

S&P MidCap 400 Index - $36,299

*The Fund's inception date.
Source - Lipper, Inc. 2001.
See "Explanation of the Charts and Tables."

In recent years, returns have sustained significant gains and losses due to market volatility in the technology and healthcare sectors. Due to market volatility, current performance may be lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return includes reinvestment of dividends, distributions and capital gains.

Standard & Poor's (S&P) is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The S&P MidCap 400 is an index of 400 US corporations of medium capitalization. The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index; managed by the Frank Russell Company. The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Concentration may lead to greater price volatility.

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Common Stock - 93.7%
Advertising Sales - 1.6%
     1,549,155  Lamar Advertising Co.* .......................  $     48,643,467

Airlines - 1.2%
     2,365,200  Southwest Airlines Co. .......................        37,606,680

Broadcast Services and Programming - 1.0%
     2,681,875  Liberty Media Corp. - Class A* ...............        31,351,119

Cable Television - 2.1%
     4,596,620  Charter Communications, Inc. - Class A* ......        64,996,207


Cellular Telecommunications - 3.3%
     1,869,850  AT&T Wireless Services, Inc.* ................  $     27,000,634
     2,509,805  Western Wireless Corp. - Class A*,# ..........        73,211,012

                                                                     100,211,646

Commercial Banks - 0.7%
       683,520  National Commerce Financial Corp. ............        15,550,080
       247,570  North Fork Bancorporation, Inc. ..............         6,907,203

                                                                      22,457,283

Commercial Services - 0.5%
       589,365  Plexus Corp.* ................................        14,734,125

See Notes to Schedules of Investments.

                                        Janus Equity Funds  October 31, 2001  21

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Commercial Services - Financial - 8.2%
       376,250  Certegy, Inc.* ...............................  $     10,723,125
     3,089,560  Concord EFS, Inc.* ...........................        84,561,257
       497,565  Moody's Corp. ................................        17,275,457
     4,355,111  Paychex, Inc. ................................       139,624,859

                                                                     252,184,698

Computer Services - 0.7%
       239,490  Affiliated Computer Services, Inc.* ..........        21,087,095

Data Processing and Management - 0%
         6,375  SEI Investments Co. ..........................           196,031

Diversified Operations - Commerical Services - 2.0%
     4,715,295  Cendant Corp.* ...............................        61,110,223

Drug Delivery Systems - 2.5%
     1,196,045  Andrx Group, Inc.* ...........................        77,659,202

E-Commerce/Services - 6.5%
     2,966,580  eBay, Inc.* ..................................       155,686,118
     1,491,025  TMP Worldwide, Inc.* .........................        44,507,096

                                                                     200,193,214

Electric - Generation - 0.9%
     2,049,910  AES Corp.* ...................................        28,391,253

Electronic Components - Semiconductors - 4.2%
     4,125,890  Cree, Inc.*,# ................................        74,059,725
     1,011,565  Intersil Corp. - Class A*,# ..................        33,128,754
       481,950  NVIDIA Corp.* ................................        20,656,377

                                                                     127,844,856

Fiduciary Banks - 1.1%
       687,910  Northern Trust Corp. .........................        34,732,576

Financial Guarantee Insurance - 0.9%
       563,630  MGIC Investment Corp. ........................        29,162,216

Hotels and Motels - 0.5%
       721,535  Starwood Hotels & Resorts Worldwide, Inc. ....        15,902,631

Identification Systems and Devices - 0.4%
       945,420  Symbol Technologies, Inc. ....................        12,148,647

Independent Power Producer - 1.7%
     2,079,875  Calpine Corp.* ...............................        51,476,906

Internet Brokers - 1.1%
     1,396,665  Charles Schwab Corp. .........................        17,989,045
     2,579,985  E*TRADE Group, Inc.* .........................        16,847,302

                                                                      34,836,347

Life and Health Insurance - 0.7%
       823,980  AFLAC, Inc. ..................................        20,154,551

Medical - Biomedical and Genetic - 10.0%
       793,335  CuraGen Corp.* ...............................        18,302,238
     1,378,430  Enzon, Inc.* .................................        85,255,895
     2,348,765  Human Genome Sciences, Inc.* .................       100,127,852
       849,790  Invitrogen Corp.* ............................        52,126,119
     2,038,615  Millennium Pharmaceuticals, Inc.* ............        51,903,138

                                                                     307,715,242

Medical - Drugs - 2.3%
       409,970  King Pharmaceuticals, Inc.* ..................  $     15,984,730
     1,167,940  Sepracor, Inc.* ..............................        55,407,074

                                                                      71,391,804

Medical - Hospitals - 2.6%
     1,502,680  Community Health Care Corp.* .................        37,567,000
     2,174,810  Health Management Associates, Inc.
                  - Class A* .................................        42,387,047

                                                                      79,954,047

Medical - Wholesale Drug Distributors - 1.5%
       671,905  Cardinal Health, Inc. ........................        45,091,545

Medical Instruments - 1.5%
       735,400  Apogent Technologies, Inc.* ..................        17,223,068
        18,745  Biomet, Inc. .................................           571,722
       385,885  St. Jude Medical, Inc.* ......................        27,397,835

                                                                      45,192,625

Medical Labs and Testing Services - 3.8%
       832,390  Laboratory Corporation of America Holdings* ..        71,752,018
       689,190  Quest Diagnostics, Inc.* .....................        45,059,242

                                                                     116,811,260

Medical Nursing Home - 0.4%
       562,690  Manor Care, Inc.* ............................        13,144,438

Medical Products - 1.4%
       762,910  Stryker Corp. ................................        42,906,058

Miscellaneous Distribution/Wholesale - 0.1%
        54,580  Fastenal Co. .................................         3,222,949

Oil - Field Services - 2.5%
     1,679,680  Hanover Compressor Co.* ......................        46,325,574
     1,103,750  Hanover Compressor Co.*,ss. ..................        30,441,425

                                                                      76,766,999

Oil Companies - Exploration and Production - 1.0%
       885,275  EOG Resources, Inc. ..........................        31,312,177

Oil Field Machinery and Equipment - 0.5%
       541,230  Universal Compression Holdings, Inc.* ........        15,149,028

Pharmacy Services - 0.5%
       827,620  Omnicare, Inc. ...............................        16,453,086

Pipelines - 3.2%
     1,961,890  Kinder Morgan, Inc. ..........................        97,368,601

Radio - 1.3%
       636,215  Cox Radio, Inc. - Class A* ...................        13,805,865
       333,625  Entercom Communications Corp.* ...............        11,243,163
       842,645  Hispanic Broadcasting Corp.* .................        14,122,730

                                                                      39,171,758

Reinsurance - 2.0%
        26,710  Berkshire Hathaway, Inc. - Class B* ..........        62,875,340

Retail - Drug Store - 2.8%
     2,638,825  Walgreen Co. .................................        85,445,154

Satellite Telecommunications - 1.2%
     1,524,250  EchoStar Communications Corp.* ...............        35,347,358

See Notes to Schedules of Investments.

22  Janus Equity Funds  October 31, 2001

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Schools - 4.1%
     2,770,939  Apollo Group, Inc. - Class A* ................  $    112,638,670
       450,750  University of Phoenix Online, Inc.* ..........        11,854,725

                                                                     124,493,395

Semiconductor Components/Integrated Circuits - 1.6%
     1,743,805  Integrated Device Technology, Inc.* ..........        48,564,969

Therapeutics - 2.2%
     1,054,445  Abgenix, Inc.* ...............................        31,411,917
     1,759,800  Medarex, Inc.* ...............................        36,251,880

                                                                      67,663,797

Transportation - Services - 0.3%
       190,885  Expeditors International of Washington, Inc. .         8,628,002

Wireless Equipment - 5.1%
     3,595,350  American Tower Corp.* ........................        39,620,757
     9,016,870  Crown Castle International Corp.* ............       105,497,379
     1,318,315  SBA Communications Corp.* ....................        10,810,183

                                                                     155,928,319
--------------------------------------------------------------------------------
Total Common Stock (cost $3,543,000,341) .....................     2,877,678,924
--------------------------------------------------------------------------------
Corporate Bonds - 0.2%
Wireless Equipment - 0.2%
$    4,590,000  American Tower Corp., 9.375%
                  senior notes, due 2/1/09 ...................         3,729,375
     2,500,000  Crown Castle International Corp., 10.75%
                  senior notes, due 8/1/11 ...................         2,362,500
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $6,856,363) ......................         6,091,875
--------------------------------------------------------------------------------
Repurchase Agreements - 5.0%
    53,500,000  ABN AMRO Bank N.V., 2.63%
                  dated 10/31/01, maturing 11/1/01
                  to be repurchased at $53,503,908
                  collateralized by $60,026,490
                  in U.S. Government Agencies
                  0%-7.00%,  8/15/04-9/15/31
                  with a value of $54,570,072 ................        53,500,000
   100,000,000  Banc of America Securities L.L.C., 2.65%
                  dated 10/31/01, maturing 11/1/01
                  to be repurchased at $100,007,361
                  collateralized by $205,266,315
                  in U.S. Government Agencies
                  0%-26.054%, 10/25/09-11/25/31
                  with a value of $102,000,000 ...............       100,000,000
--------------------------------------------------------------------------------
Total Repurchase Agreements (cost $153,500,000) ..............       153,500,000
--------------------------------------------------------------------------------
U.S. Government Agency - 0.8%
                Federal Home Loan Bank System
    25,000,000    2.25%, 12/12/01
                  (amortized cost $24,935,938) ...............        24,935,938
--------------------------------------------------------------------------------
Total Investments (total cost $3,728,292,642) - 99.7% ........     3,062,206,737
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.3%          9,611,651
--------------------------------------------------------------------------------
Net Assets - 100% ............................................  $  3,071,818,388
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

                                        Janus Equity Funds  October 31, 2001  23

Janus Global Life Sciences Fund (closed to new investors)

[PHOTO]
Thomas Malley
portfolio manager

For the 12-month period ended October 31, 2001, Janus Global Life Sciences Fund declined 24.26%, just ahead of its benchmark, the S&P 500 Index, which was down 24.83%.(1)

While the Fund held up fairly well relative to its benchmark, its overall performance was not where I want it to be. Although we saw rallies in January and April, there was a generally negative sentiment overhanging the market for most of the year. And with the devastating events of September 11, news out of Washington preempted most everything else late in the period. Few companies in the life sciences arena were directly affected by the terrorist attacks, yet stocks in the sector tended to mirror the broader indices, which plunged when trading resumed and then posted a significant recovery by the end of the period.

Many of our biotech holdings lost ground this past year, but, of course, stock performance has little or no direct impact on a company's clinical work. So, as progress continues to be made in areas such as drug treatment and medical device research, we continue to be encouraged by the prospects of many of our holdings.

Andrx Group, which primarily focuses on developing generic versions of brand-name drugs, was hurt by a few developments. First, uncertainty continued over the launch of its generic version of Prilosec, currently a top-selling heartburn treatment made by AstraZeneca. Although Prilosec's patent was set to expire in October, generic plans have been shelved as AstraZeneca has filed numerous legal challenges. Similarly, prospects for Andrx's generic version of Bristol-Myers Squibb's diabetes treatment, Glucophage, stalled in court. In addition, Andrx's management team went through some changes. On the surface, all this may seem like more than enough reason to sell the stock, but we still believe that Andrx retains the right combination of business fundamentals, and that the impact of recent changes on its near-term performance is overshadowed by the company's potential for long-term growth.

Some of our smaller biotech holdings slumped due to an overall flight by investors to larger, more liquid names. Among the laggards were NPS Pharmaceuticals, which has a strong pipeline highlighted by an osteoporosis treatment in late-phase clinical trials; Neurogen, which hired William Koster, a longtime Bristol-Myers Squibb executive, as chief executive officer; and Immunomedics, which reported solid progress in late-phase trials of a lymphoma treatment. Thus, we viewed price drops in these stocks as opportunities to add to our positions.

On a positive note, we saw gains from Baxter International, a medical product and device maker. Baxter experienced solid growth across all of its business lines, plus it bolstered its drug delivery unit with the acquisition of Cook Pharmaceutical Solutions, enhanced its cancer-treatment arm with the purchase of the oncology department of Germany's Degussa AG and received FDA approval to expand capacity at one of its hemophilia treatment production facilities.

Cardiac-device developer, St. Jude, rallied on the strength of its new implantable cardioverter defibrillator line, which topped sales goals. The device helps heart disease patients at risk of sudden cardiac arrest and enhances an already strong portfolio of pacemakers. The company has also developed a product that attaches blood vessels together during heart surgery, a procedure that is more efficient than traditional hand sewing.

Looking ahead, the life sciences area may experience continuing difficulty over the short term. As Congress focuses on terrorism and national security, Medicare drug benefit levels remain static, HMO legislation is on the back burner, and the wait for a new FDA commissioner will be extended.

On a broader scale, however, we believe U.S. healthcare spending will grow at double-digit rates over the next five to 10 years, driven by new technology and an aging population. This steady growth should fuel profits across the healthcare arena and reinforces our confidence in the Fund's positioning for long-term performance.

Regardless of macroeconomic events, our responsibility is to create the right balance of long-term opportunity and ongoing performance throughout the many investment choices within the life sciences sector. Although market volatility and extraneous events can heighten this challenge, we're confident our fundamental analysis will provide us the edge that's necessary to meet this task.

Thank you for your continued investment in Janus Global Life Sciences Fund.

(1) Both returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

24  Janus Equity Funds  October 31, 2001

Portfolio Profile
(% of Net Assets)                           October 31, 2001    October 31, 2000
--------------------------------------------------------------------------------
Equities                                               99.0%               94.9%
  Foreign                                              24.7%               14.5%
Top 10 Equities                                        33.4%               26.3%
Number of Stocks                                          60                  84
Cash and Cash Equivalents                               1.0%                5.1%

Top 5 Industries
                                            October 31, 2001    October 31, 2000
--------------------------------------------------------------------------------
Medical - Drugs                                        37.6%               32.0%
Medical Products                                        9.3%                3.5%
Medical - HMO                                           7.2%                4.2%
Medical - Biomedical and Genetic                        7.0%               14.9%
Medical - Hospitals                                     6.5%                  --

Top 10 Equity Holdings
                                            October 31, 2001    October 31, 2000
--------------------------------------------------------------------------------
Sanofi-Synthelabo S.A.                                  4.3%                1.9%
Baxter International, Inc.                              3.9%                1.2%
Biovail Corp. - New York Shares                         3.8%                2.5%
Teva Pharmaceutical Industries,
  Ltd. (ADR)                                            3.8%                1.5%
Laboratory Corporation of
  America Holdings                                      3.7%                1.2%
American Home Products Corp.                            3.1%                2.5%
Pfizer, Inc.                                            2.9%                0.2%
St. Jude Medical, Inc.                                  2.8%                0.6%
Cytyc Corp.                                             2.7%                1.9%
Shire Pharmaceuticals Group PLC (ADR)                   2.4%                0.6%

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Global Life Sciences Fund and the S&P 500 Index. Janus Global Life Sciences Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, December 31, 1998, through October 31, 2001. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Global Life Sciences Fund ($16,974) as compared to the S&P 500 Index ($8,926).

Average Annual Total Return
for the periods ended October 31, 2001
One Year      Since 12/31/98*
(24.26)%      20.53%

Janus Global Life Sciences Fund - $16,974

S&P 500 Index - $8,926

*The Fund's inception date.
Source - Lipper, Inc. 2001.
See "Explanation of the Charts and Tables."

Due to market volatility, current performance may be lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return includes reinvestment of dividends, distributions and capital gains.

Standard & Poor's (S&P) is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The S&P 500 is an index of 500 major, large-cap US corporations. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

This Fund concentrates in certain industry groups, which may react similarly to market developments (resulting in greater price volatility), and may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Common Stock - 99.0%
Chemicals - Diversified - 1.1%
       913,164  Bayer A.G. ...................................  $     26,812,028

Chemicals - Specialty - 1.0%
     1,576,740  Symyx Technologies, Inc.*,# ..................        24,739,051

Diagnostic Equipment - 2.7%
     2,523,845  Cytyc Corp.*,# ...............................        66,175,216

Drug Delivery Systems - 2.2%
       805,490  Andrx Group, Inc.* ...........................        52,300,466

Health Care Cost Containment - 1.3%
       830,240  McKesson Corp. ...............................  $     30,710,578

Medical - Biomedical and Genetic - 7.0%
       718,000  Cellegy Pharmaceuticals, Inc.*,ss.,# .........         4,523,400
       668,810  Genentech, Inc.* .............................        34,945,322
       915,310  Genzyme Corp.* ...............................        49,380,974
       856,570  Immunomedics, Inc.* ..........................        15,675,231
       646,875  Immunomedics, Inc.*,ss. ......................        11,837,812
     1,351,140  Protein Design Labs, Inc.* ...................        44,601,131
       854,400  Third Wave Technologies, Inc.*,ss. ...........         7,561,440

                                                                     168,525,310

See Notes to Schedules of Investments.

                                        Janus Equity Funds  October 31, 2001  25

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Medical - Drugs - 37.6%
       369,708  Altana A.G. ..................................  $     17,315,119
     1,326,130  American Home Products Corp. .................        74,037,838
       632,306  Aventis S.A. .................................        46,556,288
     1,958,535  Biovail Corp. - New York Shares* .............        92,560,364
       462,300  Bristol-Myers Squibb Co. .....................        24,709,935
       338,815  CIMA Labs, Inc.*,# ...........................        18,312,951
     1,620,000  Daiichi Pharmaceutical Co., Ltd. .............        38,049,916
       351,595  Eli Lilly and Co. ............................        26,897,017
     1,278,150  Ivax Corp.* ..................................        26,265,983
       752,025  Novo Nordisk S.A. ............................        30,516,176
        35,960  OSI Pharmaceuticals, Inc.* ...................         1,642,653
       915,955  OSI Pharmaceuticals, Inc.*,ss. ...............        41,840,824
     1,657,810  Pfizer, Inc. .................................        69,462,239
     1,519,800  Priority Healthcare Corp.* ...................        43,907,022
     1,558,797  Sanofi-Synthelabo S.A. .......................       102,839,623
     1,101,270  Sepracor, Inc.* ..............................        52,244,249
        39,747  Serono S.A. - Class B ........................        31,425,075
     1,306,175  Shire Pharmaceuticals Group PLC (ADR)*,** ....        58,386,023
    23,647,415  SkyePharma PLC*,** ...........................        18,405,913
     1,493,890  Teva Pharmaceutical Industries, Ltd. (ADR) ...        92,322,402

                                                                     907,697,610

Medical - Generic Drugs - 2.4%
     1,670,120  Pharmaceutical Resources, Inc.*,ss.,# ........        57,285,116

Medical - HMO - 7.2%
       539,210  Anthem, Inc.* ................................        22,582,115
     2,041,910  Oxford Health Plans, Inc.* ...................        48,107,400
       712,955  UnitedHealth Group, Inc. .....................        46,876,791
       498,260  Wellpoint Health Networks, Inc.* .............        55,600,833

                                                                     173,167,139

Medical - Hospitals - 6.5%
     1,265,645  HCA, Inc. ....................................        50,195,481
     2,523,010  Health Management Associates, Inc. - Class A*         49,173,465
       999,755  Tenet Healthcare Corp.* ......................        57,505,908

                                                                     156,874,854

Medical - Wholesale Drug Distributors - 3.6%
       549,895  AmerisourceBergen Corp.* .....................        34,951,326
       776,500  Cardinal Health, Inc. ........................        52,110,915

                                                                      87,062,241

Medical Instruments - 5.9%
     1,496,130  Biomet, Inc. .................................        45,631,965
       764,115  Medtronic, Inc. ..............................        30,793,834
       946,665  St. Jude Medical, Inc.* ......................        67,213,215

                                                                     143,639,014

Medical Labs and Testing Services - 3.7%
     1,026,060  Laboratory Corporation of America Holdings* ..        88,446,372

Medical Products - 9.3%
     1,947,540  Baxter International, Inc. ...................        94,202,510
       862,505  Becton, Dickinson and Co. ....................        30,877,679
       122,110  Cerus Corp.* .................................         5,608,512
       700,000  Cerus Corp.*,ss.,# ...........................        32,151,000
       500,760  Johnson & Johnson ............................        28,999,012
     6,036,000  Smith & Nephew PLC** .........................        33,949,794

                                                                     225,788,507

Retail - Drug Store - 1.1%
       800,515  Walgreen Co. .................................  $     25,920,676

Therapeutics - 6.4%
     1,773,055  Cell Therapeutics, Inc.*,# ...................        53,244,842
       302,490  CV Therapeutics, Inc.* .......................        11,930,206
       311,570  Gilead Sciences, Inc.* .......................        19,597,753
       816,426  ILEX Oncology, Inc.*,# .......................        21,316,883
       685,940  Neurogen Corp.*,# ............................        13,190,626
       400,745  NPS Pharmaceuticals, Inc.* ...................        14,478,917
       608,055  NPS Pharmaceuticals, Inc.*,ss. ...............        21,969,027

                                                                     155,728,254
--------------------------------------------------------------------------------
Total Common Stock (cost $2,151,888,568) .....................     2,390,872,432
--------------------------------------------------------------------------------
Repurchase Agreement - 0.3%
$    8,400,000  ABN AMRO Bank N.V., 2.63%
                  dated 10/31/01, maturing 11/1/01
                  to be repurchased at $8,400,614
                  collateralized by $9,424,720
                  in U.S. Government Agencies
                  0%-7.00%,  8/15/04-9/15/31
                  with a value of $8,568,011
                  (cost $8,400,000) ..........................         8,400,000
--------------------------------------------------------------------------------
Total Investments (total cost $2,160,288,568) - 99.3% ........     2,399,272,432
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.7%         15,813,843
--------------------------------------------------------------------------------
Net Assets - 100% ............................................  $  2,415,086,275
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2001

Country                       % of Investment Securities            Market Value
--------------------------------------------------------------------------------
Canada                                              4.2%        $    100,121,804
Denmark                                             1.3%              30,516,176
France                                              6.2%             149,395,911
Germany                                             1.8%              44,127,147
Israel                                              3.9%              92,322,402
Japan                                               1.6%              38,049,916
Switzerland                                         1.3%              31,425,075
United Kingdom                                      4.6%             110,741,730
United States++                                    75.1%           1,802,572,271
--------------------------------------------------------------------------------
Total                                             100.0%        $  2,399,272,432

++Includes Short-Term Securities (74.8% excluding Short-Term Securities)

Forward Currency Contracts, Open at October 31, 2001

Currency Sold and                  Currency          Currency         Unrealized
Settlement Date                  Units Sold   Value in $ U.S.        Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 11/9/01             9,300,000    $   13,526,850    $     (184,065)
British Pound 4/26/02             7,400,000        10,665,620          (211,840)
--------------------------------------------------------------------------------
Total                                          $   24,192,470    $     (395,905)

See Notes to Schedules of Investments.

26  Janus Equity Funds  October 31, 2001

Janus Global Technology Fund (closed to new investors)

[PHOTO]
Mike Lu
portfolio manager

Janus Global Technology Fund fell 59.95% for the fiscal year ended October 31, 2001, compared with a loss of 24.83% for its benchmark, the S&P 500.(1)

There's no question the Fund's recent performance has been trying. The past 12 months saw many challenges to the global economy, and for technology companies in particular. While the downturn in technology affected only specific market segments at first, more recent declines were felt by virtually every company in the industry, leaving the NASDAQ Composite Index at a 49.84% decline for the period. During this difficult time, we've maintained our efforts on understanding the end-demand for each of our companies' products and services. This concentration helped us identify several potential emerging trends for demand growth earlier in the year - particularly in selected software, outsourcing and semiconductor areas.

However, the tragedies of September 11 significantly altered these emerging trends, at least temporarily, creating an environment of fear and uncertainty across the economy, which caused a short-term shift in spending priorities.

Part of this reprioritization has led to spending by corporations and the government on ensuring the security and robustness of our nation's infrastructure. Most visible is the beefing up of security at airports, post offices and public gathering places. However, there is also significant spending being focused on less visible areas such as network security. Our economy today depends on a myriad of interconnected networks, from banking systems and inventory management to voice and data communication networks. A significant disruption in the data flow or the loss of data could ricochet throughout the world economy with devastating consequences.

To this end, many of our long-time holdings provide the necessary components for enhanced network manageability, security and availability. VERITAS is one such example. As the premier storage management software provider, they offer data backup, restoration and availability solutions that span nearly all hardware and networking platforms - from Sun to IBM to Microsoft. VERITAS was put to the ultimate test after the September 11 events, as it helped over 100 customers affected by the attacks restore their lost data. Impressively, they achieved a 100% recovery rate for these customers. While the stock has performed poorly over the past year, due in part to an anticipated slowdown in growth, we see the company continuing to build upon its solid franchise. Furthermore, with no letup in research and development, we feel the company will emerge from the slowdown stronger than ever. That said, we capitalized on the market's knee jerk reaction by picking up some additional shares.

For some time now the Fund has had three major investment themes: 1) companies with subscription-based revenues, thus offering near-term earnings visibility;
2) companies that are capitalizing on emerging end-demand shifts, which provides growth potential in the near- to immediate-term; and 3) companies with strong, long-term franchises driven by innovation.

With these themes in mind, we remain invested in Microsoft. Despite the spending slowdown in the tech sector, the software giant continues to generate steady revenues from its lineup of subscription license-based software and online services. Fueled by its Windows 2000 Server and SQL Server database as well as upcoming launches of Windows XP, Xbox and MSN 7, Microsoft should continue to exhibit solid revenue and earnings growth visibility.

NVIDIA also meets our criteria. The maker of advanced graphics chip technology is supplying the chips for Microsoft's Xbox, the much anticipated video-gaming platform which is being introduced just in time for this year's holiday season. The company is not dependent on this development alone, however, as it maintains its superior graphics accelerator positioning within the power desktop and notebook PC arena, thus extending its penetration of the product portfolios of such longtime customers as Dell and Compaq.

Although our recent performance has been disappointing, our results enabled the Fund to maintain a top-quartile ranking for the 12-month period, placing it 188 out of 376 within the science and technology funds tracked by Lipper, Inc., a leading mutual fund rating company.(2) We have maintained our top-half performance rankings within the Lipper Science and Technology group of funds since the technology downturn began. And while we have made adjustments to our positions throughout the year, our investment approach hasn't changed: we continue to emphasize diversification within technology, focusing on firms developing franchises within their respective spaces. Furthermore, we remain convinced that technological innovation will continue to be the engine that drives worldwide economic growth, and we aim to harness this growth for the benefit of our shareholders.

Thanks again for your investment in Janus Global Technology Fund.

(1) Both returns include reinvested dividends and distributions.

(2) Lipper, Inc. defines a science and technology fund as one that "invests 65% of its equity portfolio in science and technology stocks." The ranking is based on total return, including reinvestment of dividends and capital gains.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                        Janus Equity Funds  October 31, 2001  27

Portfolio Profile
(% of Net Assets)                           October 31, 2001    October 31, 2000
--------------------------------------------------------------------------------
Equities                                               77.2%               89.9%
  Foreign                                              26.1%               28.1%
    European                                           14.7%                8.0%
Top 10 Equities                                        29.1%               34.6%
Number of Stocks                                          66                  99
Cash, Cash Equivalents and
  Fixed-Income Securities                              22.8%               10.1%

Top 5 Industries
                                            October 31, 2001    October 31, 2000
--------------------------------------------------------------------------------
Electronic Components
  - Semiconductors                                     10.9%                6.0%
Applications Software                                   8.7%                1.3%
Telecommunication Equipment                             7.1%                8.7%
Semiconductor Equipment                                 4.9%                3.7%
Cellular Telecommunications                             4.8%                5.0%

Top 10 Equity Holdings
                                            October 31, 2001    October 31, 2000
--------------------------------------------------------------------------------
Microsoft Corp.                                         6.0%                0.9%
Nokia Oyj                                               5.3%                4.6%
Cadence Design Systems, Inc.                            2.7%                0.4%
NVIDIA Corp.                                            2.5%                0.3%
VERITAS Software Corp.                                  2.4%                3.7%
Applied Materials, Inc.                                 2.1%                2.2%
Intuit, Inc.                                            2.1%                  --
Electronic Arts, Inc.                                   2.1%                0.4%
NTT DoCoMo, Inc.                                        2.0%                1.2%
PeopleSoft, Inc.                                        1.9%                  --

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Global Technology Fund and the S&P 500 Index. Janus Global Technology Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, December 31, 1998, through October 31, 2001. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Global Technology Fund ($11,069) as compared to the S&P 500 Index ($8,926).

Average Annual Total Return
for the periods ended October 31, 2001
One Year      Since 12/31/98*
(59.95)%      3.65%

Janus Global Technology Fund - $11,069

S&P 500 Index - $8,926

*The Fund's inception date.
Source - Lipper, Inc. 2001.
See "Explanation of the Charts and Tables."

Due to recent market volatility, certain funds may have an increased position in cash for temporary defensive purposes. Due to market volatility, current performance may be lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return includes reinvestment of dividends, distributions and capital gains.

Standard & Poor's (S&P) is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The S&P 500 is an index of 500 major, large-cap US corporations. NASDAQ Composite Stock Index: The National Association of Securities Dealers Automated Quotation System. A nationwide computerized quotation system for over 5,500 over-the-counter stocks. The index is compiled of more than 4,800 stocks that are traded via this system. The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

This Fund may at times have significant exposure to certain industry groups, which may react similarly to market developments (resulting in greater price volatility). The Fund also may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Common Stock - 74.9%
Aerospace and Defense - 0.9%
     1,199,705  Embraer-Empresa Brasileira de
                  Aeronautica S.A. (ADR) .....................  $     20,586,938

Applications Software - 8.1%
     1,190,835  Intuit, Inc.* ................................        47,895,384
     2,348,240  Microsoft Corp.* .............................       136,550,156

                                                                     184,445,540

Automotive - Cars and Light Trucks - 0.7%
     3,592,000  Nissan Motor Company, Ltd.** .................  $     15,846,412

Cellular Telecommunications - 4.8%
     2,461,365  China Mobile, Ltd. (ADR)*,** .................        37,461,975
         3,343  NTT DoCoMo, Inc.** ...........................        45,336,220
     3,119,387  Vodafone Group PLC** .........................         7,281,182
       815,361  Vodafone Group PLC (ADR)** ...................        18,851,146

                                                                     108,930,523

See Notes to Schedules of Investments.

28  Janus Equity Funds  October 31, 2001

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Communications Software - 0.6%
     2,307,692  Yipes Communication Group, Inc.ss.,# .........  $     14,999,998

Computer Services - 2.4%
       397,030  Electronic Data Systems Corp. ................        25,556,821
     2,672,758  Logica PLC** .................................        28,919,459

                                                                      54,476,280

Computers - 2.7%
       172,350  IBM Corp. ....................................        18,625,864
    41,870,000  Legend Holdings, Ltd.** ......................        17,579,942
     2,513,005  Sun Microsystems, Inc.* ......................        25,507,001

                                                                      61,712,807

Computers - Integrated Systems - 0.7%
       703,405  Brocade Communications Systems, Inc.* ........        17,268,593

Computers - Memory Devices - 2.4%
     1,894,620  VERITAS Software Corp.* ......................        53,769,316

Consulting Services - 0.5%
       943,500  KPMG Consulting, Inc.* .......................        11,623,920

E-Commerce/Services - 1.1%
       484,570  eBay, Inc.* ..................................        25,430,234

Electronic Components - 3.1%
       856,255  Celestica, Inc. - New York Shares* ...........        29,386,672
     2,055,000  NEC Corp.** ..................................        18,635,268
        55,300  Samsung Electronics Company, Ltd.** ..........         7,408,918
       348,630  Samsung SDI Company, Ltd.** ..................        13,999,041

                                                                      69,429,899

Electronic Components - Semiconductors - 10.1%
     7,627,821  ARM Holdings PLC*,** .........................        38,604,446
       550,535  Intersil Corp. - Class A* ....................        18,030,021
       702,535  Microsemi Corp.* .............................        24,588,725
       628,385  Microtune, Inc.* .............................        12,014,721
     1,349,680  NVIDIA Corp.* ................................        57,847,285
       361,677  STMicroelectronics N.V.** ....................        10,228,544
       763,920  STMicroelectronics N.V. - New York Shares** ..        21,366,842
       659,720  Texas Instruments, Inc. ......................        18,465,563
       918,835  Xilinx, Inc.* ................................        27,950,961

                                                                     229,097,108

Electronic Connectors - 0.6%
     3,956,400  Hon Hai Precision Industry Company, Ltd. .....        14,668,192

Electronic Design Automation - 2.7%
     2,884,485  Cadence Design Systems, Inc.* ................        60,978,013

Enterprise Software and Services - 3.9%
     1,534,795  Micromuse, Inc.* .............................        14,196,854
     1,006,195  Oracle Corp.* ................................        13,644,004
     1,430,050  PeopleSoft, Inc.* ............................        42,572,588
       684,500  SAP A.G. (ADR)** .............................        17,591,650

                                                                      88,005,096

Entertainment Software - 2.1%
       913,305  Electronic Arts, Inc.* .......................        46,998,675

Identification Systems and Devices - 0.6%
     1,082,902  Symbol Technologies, Inc. ....................        13,915,291

Internet Security - 2.2%
       730,535  Check Point Software Technologies, Ltd.* .....  $     21,565,393
       750,823  VeriSign, Inc.* ..............................        29,064,358

                                                                      50,629,751

Life and Health Insurance - 0.8%
       700,230  AFLAC, Inc. ..................................        17,127,626

Multimedia - 3.2%
       616,930  AOL Time Warner, Inc.* .......................        19,254,385
       314,745  Vivendi Universal S.A. (ADR)** ...............        14,676,559
     2,048,245  Walt Disney Co. ..............................        38,076,874

                                                                      72,007,818

Networking Products - 1.1%
     1,532,465  Cisco Systems, Inc.* .........................        25,929,308

Optical Supplies - 0.3%
       120,000  Hoya Corp.** .................................         7,166,374

Retail - Computer Equipment - 0.6%
       421,250  Electronics Boutique Holdings Corp.* .........        13,079,813

Semiconductor Components/Integrated Circuits - 3.5%
     1,063,425  Integrated Device Technology, Inc.* ..........        29,616,386
       675,640  Maxim Integrated Products, Inc.* .............        30,910,530
     5,932,000  Taiwan Semiconductor Manufacturing
                  Company, Ltd.* .............................        10,480,872
       489,430  TriQuint Semiconductor, Inc.* ................         8,653,122

                                                                      79,660,910

Semiconductor Equipment - 4.9%
     1,448,890  Applied Materials, Inc.* .....................        49,421,638
     2,124,485  ASM Lithography Holding N.V.
                  - New York Shares*,** ......................        30,550,094
     1,379,080  Teradyne, Inc.* ..............................        31,787,794

                                                                     111,759,526

Telecommunication Equipment - 7.1%
       252,900  Nokia Oyj** ..................................         5,291,287
     5,617,405  Nokia Oyj (ADR)** ............................       115,212,977
       406,755  QUALCOMM, Inc.* ..............................        19,979,806
     2,409,590  Sonus Networks, Inc.* ........................        10,144,374
       477,015  UTStarcom, Inc.* .............................        11,200,312

                                                                     161,828,756

Telecommunication Services - 0.4%
       383,625  Amdocs, Ltd.*,** .............................        10,016,449

Telephone - Integrated - 1.0%
       579,655  SBC Communications, Inc. .....................        22,090,652

Toys - 1.1%
     1,356,395  Mattel, Inc. .................................        25,676,557

Wireless Equipment - 0.7%
     1,284,324  Crown Castle International Corp.* ............        15,026,591
--------------------------------------------------------------------------------
Total Common Stock (cost $1,982,879,596) .....................     1,704,182,966
--------------------------------------------------------------------------------
Corporate Bonds - 3.3%
Applications Software - 0.6%
$   17,900,000  Mercury Interactive Corp., 4.75%
                  convertible notes, due 7/1/07+ .............        12,932,750

See Notes to Schedules of Investments.

                                        Janus Equity Funds  October 31, 2001  29

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Cable Television - 0.7%
$   21,685,000  TeleWest Communications PLC, 9.875%
                  senior notes, due 2/1/10 ...................  $     16,372,175

Computers - Memory Devices - 0.4%
     8,000,000  VERITAS Software Corp., 1.856%
                  convertible discount notes, due 8/13/06 ....         8,150,000

Electronic Components - Semiconductors - 0.8%
     7,825,000  International Rectifier Corp., 4.25%
                  convertible subordinated notes
                  due 7/15/07 ................................         6,563,219
    10,870,000  NVIDIA Corp., 4.75%
                  convertible subordinated notes
                  due 10/15/07 ...............................        13,030,412

                                                                      19,593,631

Networking Products - 0.1%
    31,700,000  Candescent Technologies Corp., 8.00%
                  convertible senior subordinated
                  debentures, due 5/1/03+,(OMEGA),(DELTA) ....         3,170,000

Telephone - Integrated - 0.7%
    24,100,000  NTL, Inc., 11.50%
                  senior notes, due 2/1/06(OMEGA) ............        14,460,000
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $113,774,470) ....................        74,678,556
--------------------------------------------------------------------------------
Preferred Stock - 2.3%
Computer Services - 1.4%
       593,530  Electronic Data Systems Corp.
                  convertible, 7.625% ........................        32,525,444

Wireless Equipment - 0.9%
       748,335  Crown Castle International Corp.
                  convertible, 6.25% .........................        20,859,838
--------------------------------------------------------------------------------
Total Preferred Stock (cost $67,093,250) .....................        53,385,282
--------------------------------------------------------------------------------
Repurchase Agreement - 10.3%
$  233,700,000  ABN AMRO Bank N.V., 2.63%
                  dated 10/31/01, maturing 11/1/01
                  to be repurchased at $233,717,073
                  collateralized by $262,209,171
                  in U.S. Government Agencies
                  0%-7.00%,  8/15/04-9/15/31
                  with a value of $238,374,314
                  (cost $233,700,000) ........................       233,700,000
--------------------------------------------------------------------------------
Time Deposit - 4.4%
                UBS Financial, Inc.
   100,000,000    2.65625%, 11/1/01 (cost $100,000,000) ......       100,000,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 5.5%
                Fannie Mae
$   30,000,000    1.92%, 4/18/02 .............................  $     29,725,590
                Federal Home Loan Bank System:
    40,000,000    2.33%, 11/16/01 ............................        39,961,167
    55,000,000    2.25%, 12/12/01 ............................        54,858,721
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $124,551,088) ...........       124,545,478
--------------------------------------------------------------------------------
Total Investments (total cost $2,621,998,404) - 100.7% .......     2,290,492,282
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.7%)     (14,801,520)
--------------------------------------------------------------------------------
Net Assets - 100% ............................................  $  2,275,690,762
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2001

Country                       % of Investment Securities            Market Value
--------------------------------------------------------------------------------
Brazil                                              0.9%        $     20,586,938
Canada                                              1.3%              29,386,672
Finland                                             5.3%             120,504,264
France                                              0.6%              14,676,559
Germany                                             0.8%              17,591,650
Hong Kong                                           2.4%              55,041,917
Israel                                              1.0%              21,565,393
Japan                                               3.8%              86,984,274
Netherlands                                         1.3%              30,550,094
South Korea                                         0.9%              21,407,959
Switzerland                                         1.4%              31,595,386
Taiwan                                              1.1%              25,149,064
United Kingdom                                      5.2%             120,044,857
United States++                                    74.0%           1,695,407,255
--------------------------------------------------------------------------------
Total                                             100.0%        $  2,290,492,282

++Includes Short-Term Securities (54.0% excluding Short-Term Securities)

Forward Currency Contracts, Open at October 31, 2001

Currency Sold and                  Currency          Currency         Unrealized
Settlement Date                  Units Sold   Value in $ U.S.        Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 11/9/01             1,500,000    $    2,181,750    $        17,018
British Pound 4/26/02             3,000,000         4,323,900           (85,881)
British Pound 5/10/02            11,500,000        16,549,650             21,850
Euro 11/9/01                     12,000,000        10,800,000             17,520
Euro 4/26/02                     34,000,000        30,430,000          (278,280)
Euro 5/10/02                     33,000,000        29,502,660            220,440
Hong Kong Dollar 2/7/02         354,000,000        45,389,853                582
Japanese Yen 11/16/01         1,200,000,000         9,810,293            218,959
Japanese Yen 4/26/02            700,000,000         5,776,064           (11,354)
Japanese Yen 5/10/02          6,000,000,000        49,542,148            167,877
South Korean Won
   1/28/02                   14,050,000,000        10,778,673              3,913
--------------------------------------------------------------------------------
Total                                          $  215,084,991    $       292,644

See Notes to Schedules of Investments.

30  Janus Equity Funds  October 31, 2001

Janus Global Value Fund

[PHOTO]
Jason Yee
portfolio manager

Since Janus Global Value Fund's launch at the end of June, the financial markets have been marked by extraordinary volatility, largely stemming from uncertain near-term prospects for global economies. Markets often react negatively to uncertainty, and the events of September 11 only served to exacerbate an already fragile situation. In the resulting financial market turmoil, virtually no geographies, industries or companies were spared, and Janus Global Value Fund declined 3.10% for the period ending October 31, 2001. Although I am never pleased with an absolute loss, these results significantly outperformed the 12.74% decline of the Fund's benchmark, the MSCI World Index.(1)

While many things in this world changed dramatically in recent months, including stock prices, one that has not changed appreciably is the intrinsic value of the Fund's holdings. Simply put, after careful review of the portfolio in the wake of the terrorist attacks, I do not believe any of our holdings suffered a permanent or irreversible impairment of value. What was a solid, profitable, well-managed business on September 10 remains so today. As such, I have continued to add to existing positions on an opportunistic basis. The decline in the equity markets also has allowed me to initiate a number of new positions. Exceptional businesses that I have followed over the years have finally retreated to attractive valuations, especially in the areas of media, consumer goods, aerospace and lodging. Worries about a global economic slowdown, coupled with concerns of the direct financial impact resulting from the attacks, have caused many stock prices to fall much more significantly than their intrinsic values. This has created substantial buying opportunities for patient investors.

No one can accurately predict how long the world economies will remain in recession or when they will start to recover. Bold predictions about the future economic environment are speculative endeavors at best. So you can be sure that my investment decisions are not based upon any futile prognostications but rather are guided by a few underlying principles that should help mitigate the risks of an uncertain future. First of all, the Fund consistently searches for companies that can continue to create value in many different economic environments. Secondly, the Fund strives to leave a margin of safety by making investments at significant discounts to what we believe is the company's intrinsic value. And finally, the valuation work in determining the intrinsic value of businesses attempts to capture a wide range of scenarios, encompassing both optimistic and pessimistic assumptions. These principles will hopefully allow the Fund to minimize some of the downside risk while still preserving the upside potential. While no investment is completely immune to the whims of the irrational markets in the short term, the market value of our holdings should approach their intrinsic value over time. So, no matter what happens on the macroeconomic front, I believe the Fund is very well-positioned to weather the current challenging environment of the global equity markets.

In summary, it remains very much business as usual: the value of the Fund's investments continues to be driven by their profits and cash flows rather than the short-term psychology of the equity markets, and my time is spent valuing these businesses on an individual basis, rather than worrying about or predicting short-term movements in stock prices. This investment discipline should help us navigate these decidedly uncertain times.

History teaches us that a time of crisis often presents great opportunity for investment, and I think that recent events will prove to be no exception. I remain committed to my value investment strategy, process and philosophy and will continue to search the globe for great businesses selling at significant discounts to their intrinsic values. I firmly believe that rigorous fundamental research coupled with disciplined valuation analysis will serve Janus Global Value Fund shareholders well over the long term.

Thank you for your continued investment in Janus Global Value Fund.

(1) Both returns include reinvested dividends and distributions. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                        Janus Equity Funds  October 31, 2001  31

Portfolio Profile
(% of Net Assets)                                               October 31, 2001
--------------------------------------------------------------------------------
Equities                                                                   86.5%
  Foreign                                                                  53.0%
    European                                                               40.2%
Top 10 Equities                                                            37.2%
Number of Stocks                                                              38
Cash and Cash Equivalents                                                  13.5%

Top 5 Industries
                                                                October 31, 2001
--------------------------------------------------------------------------------
Diversified Operations                                                      9.5%
Chemicals - Diversified                                                     6.8%
Reinsurance                                                                 4.7%
Home Decorating Products                                                    4.5%
Beverages - Wine and Spirits                                                4.0%

Top 10 Equity Holdings
                                                                October 31, 2001
--------------------------------------------------------------------------------
Berkshire Hathaway, Inc. - Class B                                          4.7%
Smiths Industries PLC                                                       4.1%
Bayer A.G.                                                                  4.0%
Pfeiffer Vacuum Technology A.G.                                             4.0%
BBA Group PLC                                                               3.9%
Granada PLC                                                                 3.9%
WPP Group PLC                                                               3.4%
Cadence Design Systems, Inc.                                                3.2%
Orbotech, Ltd.                                                              3.0%
Wolters Kluwer N.V.                                                         3.0%

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Global Value Fund and the Morgan Stanley Capital International World Index. Janus Global Value Fund is represented by a shaded area of blue. The Morgan Stanley Capital International World Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, June 29, 2001 through October 31, 2001. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Global Value Fund ($9,690) as compared to the Morgan Stanley Capital International World Index ($8,726).

Cumulative Total Return
for the period ended October 31, 2001
Since 6/29/01*
(3.10)%

Janus Global Value Fund - $9,690

Morgan Stanley Capital International World Index - $8,726

*The Fund's inception date.
Source - Lipper, Inc. 2001.
See "Explanation of the Charts and Tables."

Due to recent market volatility, certain funds may have an increased position in cash for temporary defensive purposes. Due to market volatility, current performance may be lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. A fund's performance for very short time periods may not be indicative of future performance. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return includes reinvestment of dividends, distributions and capital gains.

MSCI World Index: A world index measuring market performance in 22 countries, including the US. It's weighted by both country and industry and is divided into 8 economic sectors and 38 industry groups. Managed by Morgan Stanley Capital International. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

This Fund is designed for long-term investors who can accept the special risks associated with value investing and having significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Common Stock - 86.5%
Advertising Services - 3.4%
       240,626  WPP Group PLC** ..............................  $      2,167,928

Aerospace and Defense - 2.6%
         6,078  Dassault Aviation S.A.** .....................         1,669,096

Automotive - Cars and Light Trucks - 1.5%
       217,000  Nissan Motor Company, Ltd.** .................           957,314

Beverages - Wine and Spirits - 4.0%
       187,638  Diageo PLC** .................................  $      1,873,350
        19,533  Louis Vuitton Moet Hennessy S.A.** ...........           689,106

                                                                       2,562,456

Brewery - 1.5%
       122,000  Kirin Brewery Company, Ltd.** ................           928,916

Building Products - Cement and Aggregate - 1.0%
        26,675  Cemex S.A. (ADR) .............................           613,525

See Notes to Schedules of Investments.

32  Janus Equity Funds  October 31, 2001

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Casino Hotels - 1.8%
       155,495  Park Place Entertainment Corp.* ..............  $      1,113,344

Chemicals - Diversified - 6.8%
        42,890  Akzo Nobel N.V.** ............................         1,759,575
        86,989  Bayer A.G.** .................................         2,554,143

                                                                       4,313,718

Chemicals - Specialty - 1.9%
        23,740  Syngenta A.G. ................................         1,213,984

Computer Services - 2.8%
       107,165  Ceridian Corp.* ..............................         1,767,151

Cosmetics and Toiletries - 1.7%
        35,320  Gillette Co. .................................         1,098,099

Diversified Operations - 9.5%
       765,867  BBA Group PLC** ..............................         2,467,344
        73,075  Cendant Corp.* ...............................           947,052
       262,299  Smiths Industries PLC** ......................         2,601,588

                                                                       6,015,984

Electronic Components - 1.9%
         8,850  Samsung Electronics Company, Ltd. ............         1,185,695

Electronic Design Automation - 3.2%
        97,305  Cadence Design Systems, Inc.* ................         2,057,028

Electronic Measuring Instruments - 3.0%
        88,285  Orbotech, Ltd.* ..............................         1,903,425

Financial Guarantee Insurance - 1.0%
        11,770  MGIC Investment Corp. ........................           608,980

Home Decorating Products - 4.5%
        73,526  Hunter Douglas N.V.** ........................         1,672,113
        41,675  Newell Rubbermaid, Inc. ......................         1,151,897

                                                                       2,824,010

Hotels and Motels - 3.0%
       119,060  Hilton Hotels Corp. ..........................         1,019,154
        28,425  Marriott International, Inc. .................           890,555

                                                                       1,909,709

Machinery - Pumps - 4.0%
        87,279  Pfeiffer Vacuum Technology A.G.** ............         2,515,493

Medical - Drugs - 1.0%
        15,195  Pharmacia Corp. ..............................           615,701

Medical Products - 2.6%
        46,730  Becton, Dickinson and Co. ....................         1,672,934

Property and Casualty Insurance - 2.3%
       395,000  NIPPONKOA Insurance Company, Ltd.** ..........         1,484,416

Publishing - Periodicals - 3.0%
        89,822  Wolters Kluwer N.V.** ........................         1,886,577

Real Estate Investment Trusts - 2.4%
       230,020  Host Marriott Corp. ..........................         1,552,635

Reinsurance - 4.7%
         1,270  Berkshire Hathaway, Inc. - Class B* ..........         2,989,580

Retail - Restaurants - 1.1%
        26,930  McDonald's Corp. .............................           702,065

Retail - Toy Store - 1.1%
        36,770  Toys "R" Us, Inc.* ...........................  $        698,630

Rubber and Vinyl - 1.6%
        81,000  Tenma Corp.** ................................         1,038,266

Savings/Loan/Thrifts - 1.0%
        20,445  Washington Mutual, Inc. ......................           617,235

Semiconductor Equipment - 1.5%
        28,885  Novellus Systems, Inc.* ......................           954,072

Television - 3.9%
     1,292,668  Granada PLC** ................................         2,448,625

Toys - 1.2%
        39,985  Mattel, Inc. .................................           756,916
--------------------------------------------------------------------------------
Total Common Stock (cost $56,875,707) ........................        54,843,507
--------------------------------------------------------------------------------
Repurchase Agreement - 11.8%
$    7,500,000  ABN AMRO Bank N.V., 2.63%
                  dated 10/31/01, maturing 11/1/01
                  to be repurchased at $7,500,548
                  collateralized by $8,414,928 in
                  U.S. Government Agencies
                  0%-7.00%, 8/15/04-9/15/31
                  with a value of $7,650,010
                  (cost $7,500,000) ..........................         7,500,000
--------------------------------------------------------------------------------
Total Investments (total cost $64,375,707) - 98.3% ...........        62,343,507
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 1.7%          1,081,495
--------------------------------------------------------------------------------
Net Assets - 100% ............................................  $     63,425,002
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2001

Country                       % of Investment Securities            Market Value
--------------------------------------------------------------------------------
France                                              3.8%        $      2,358,202
Germany                                             8.1%               5,069,636
Israel                                              3.1%               1,903,425
Japan                                               7.1%               4,408,912
Mexico                                              1.0%                 613,525
Netherlands                                         8.5%               5,318,265
South Korea                                         1.9%               1,185,695
Switzerland                                         1.9%               1,213,984
United Kingdom                                     18.5%              11,558,835
United States++                                    46.1%              28,713,028
--------------------------------------------------------------------------------
Total                                             100.0%        $     62,343,507

++Includes Short-Term Securities (34.0% excluding Short-Term Securities)

Forward Currency Contracts, Open at October 31, 2001

Currency Sold and                  Currency          Currency         Unrealized
Settlement Date                  Units Sold   Value in $ U.S.        Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 11/9/01               900,000    $    1,309,050    $        10,211
British Pound 5/10/02             1,850,000         2,662,335              3,515
Euro 11/9/01                      2,700,000         2,430,000             21,162
Euro 5/10/02                      4,400,000         3,933,688             29,392
Japanese Yen 5/10/02            255,000,000         2,105,541              7,134
--------------------------------------------------------------------------------
Total                                          $   12,440,614    $        71,414

See Notes to Schedules of Investments.

                                        Janus Equity Funds  October 31, 2001  33

Janus Growth and Income Fund

[PHOTO]
David Corkins
portfolio manager

Janus Growth and Income Fund fell 27.66% for the fiscal year ended October 31, 2001, while its benchmark, the S&P 500 Index, posted a decline of 24.83%.(1) The Fund placed in the top quartile of its peer group, ranking 49th out of 854 large-cap growth funds for the one-year period as tracked by Lipper, Inc., a leading mutual fund rating company.(2)

While our losses mirrored widespread weakness in the overall market, the Fund's performance remains unsatisfactory to me, as one of my primary goals is to beat the benchmark.

After a decade of unprecedented expansion, the ongoing economic slowdown could certainly be considered a natural pullback. However, the unexpected shock of September's terrorist attacks and their near-term impact exacerbated the severity of the downturn. Although the Federal Reserve continued to aggressively ease interest rates, shaving four points off the benchmark federal funds rate since early January, consumer confidence plunged to an eight-year low. At the same time, unemployment rose to its highest level in nearly five years, while a sharp deceleration in gross domestic product signaled that the economy may have already slipped into recession.

Given these extreme pressures, our attempts to position the Fund more defensively proved beneficial. In making incremental rather than dramatic changes, we lessened our exposure to more aggressive names, and focused on those with a well-established history of generating solid returns regardless of the macroeconomic environment. We also continued to "flatten" the Fund, ensuring that no one position would have a disproportionate effect on our returns. Finally, we took advantage of falling interest rates to realize gains from many of our longer-term fixed-income positions, while funneling those assets back into stocks whose valuations and risk/reward tradeoffs had returned to more reasonable levels.

The cumulative effect, however, reflected a long-standing confidence in our core holdings. Among our detractors was diversified conglomerate General Electric, which fell on concerns that its reinsurance and aircraft engine units would incur substantial short-term losses in the aftermath of the attacks. Nonetheless, GE has used the declines to repurchase its stock and has employed extensive cost-cutting to maintain profit margins, while committing to businesses that are less capital-intensive and offer stronger prospects for internal growth.

Diversified global insurer American International Group also faced similar short-term difficulties as the company sorts out catastrophic property losses totaling approximately $500 million. Although the higher incidence of claims will most likely impact AIG's near-term earnings, we believe the business can draw upon its broad and profitable product line, as well as anticipated revenue growth from premium hikes.

Elsewhere, a weakening advertising market caused most media stocks to struggle, and Liberty Media was no exception. Because of its ability to grow cash flow through acquisitions, particularly in the lucrative European cable market, we believe the company has been enhanced by its recent spin-off from AT&T.

Positive performers included beverage and snack company PepsiCo, which got a lift when it acquired Quaker Oats, including its powerful Gatorade franchise. Pepsi has made great strides in maximizing distribution synergies among its roster of leading brands, and the addition of Quaker offers the company an enormous opportunity to further boost incremental margins - all of which translated into double-digit sales and earnings growth for the first half of 2001.

Meanwhile, Anheuser-Busch, the world's largest brewer, has used its brand leadership and dominant market share to raise prices in a contracting economy. The company has also been an aggressive buyer of its own stock, yet not at the expense of its robust free cash flow dynamics. Second-quarter earnings reflected this strength as Anheuser-Busch reported double-digit earnings growth and improving profit margins.

Although these have been tough times, I have put up my umbrella and am staying focused on the long term. We will continue to monitor the big picture through our vast network of company contacts and will remain committed to finding well-managed market leaders capable of weathering near-term volatility and, at the same time, building on their long-term fundamental strengths.

Thank you for your investment in Janus Growth and Income Fund.

(1) Both returns include reinvested dividends and distributions.

(2) Lipper, Inc. defines a Large-Cap Growth Fund (LCGE) as one that "invests at least 75% of its equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. A Large-cap growth fund typically has an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index." As of October 31, 2001, Janus Growth and Income Fund ranked 4/300 for the 5-year period and 1/88 for the 10-year period. The ranking is based on total return, including reinvestment of dividends and capital gains for the stated period.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

34  Janus Equity Funds  October 31, 2001

Portfolio Profile
(% of Net Assets)                           October 31, 2001    October 31, 2000
--------------------------------------------------------------------------------
Equities                                               78.3%               77.2%
  Foreign                                               6.9%                8.9%
    European                                            3.9%                7.0%
Fixed-Income Securities
  U.S. Government Obligations                           4.6%                3.1%
  Corporate Bonds
    Investment Grade                                    2.7%                4.4%
    High-Yield/High-Risk                                0.8%                2.4%
Preferred Stock                                         2.2%                3.4%
Top 10 Equities                                        27.1%               29.0%
Number of Stocks                                          74                  80
Cash and Cash Equivalents                              11.4%                9.5%

Top 5 Industries
                                            October 31, 2001    October 31, 2000
--------------------------------------------------------------------------------
Diversified Operations                                  5.5%                4.1%
Multi-Line Insurance                                    5.2%                1.4%
Medical - Drugs                                         5.1%                1.3%
Diversified Financial Services                          4.5%                3.3%
Cable Television                                        4.1%                3.4%

Top 10 Equity Holdings
                                            October 31, 2001    October 31, 2000
--------------------------------------------------------------------------------
Citigroup, Inc.                                         4.5%                1.7%
American International Group, Inc.                      3.9%                1.4%
Pfizer, Inc.                                            2.8%                0.9%
Comcast Corp. - Special Class A                         2.7%                2.4%
Exxon Mobil Corp.                                       2.6%                1.6%
Liberty Media Corp. - Class A                           2.4%                2.5%
Microsoft Corp.                                         2.2%                  --
U.S. Bancorp                                            2.1%                0.9%
Marsh & McLennan Companies, Inc.                        2.0%                0.7%
El Paso Corp.                                           1.9%                  --

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Growth and Income Fund and the S&P 500 Index. Janus Growth and Income Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 15, 1991, through October 31, 2001. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Growth and Income Fund ($48,887) as compared to the S&P 500 Index ($35,849).

Average Annual Total Return
for the periods ended October 31, 2001
One Year      Five Year      Ten Year      Since 5/15/91*
(27.66)%      15.17%         14.94%        16.38%

Janus Growth and Income Fund - $48,887

S&P 500 Index - $35,849

*The Fund's inception date.
Source - Lipper, Inc. 2001.
See "Explanation of the Charts and Tables."

In recent years, returns have sustained significant gains and losses due to market volatility in the technology sector. Due to recent market volatility, certain funds may have an increased position in cash for temporary defensive purposes. Due to market volatility, current performance may be lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return includes reinvestment of dividends, distributions and capital gains.

Standard & Poor's (S&P) is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The S&P 500 is an index of 500 major, large-cap US corporations. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Common Stock - 78.3%
Applications Software - 2.2%
     2,459,180  Microsoft Corp.* .............................  $    143,001,317

Automotive - Cars and Light Trucks - 0.6%
     1,284,273  BMW A.G.** ...................................        38,171,091

Automotive - Truck Parts and Equipment - 1.0%
     5,644,225  Delphi Automotive Systems Corp. ..............        65,529,452

Beverages - Non-Alcoholic - 2.8%
     3,533,260  Coca-Cola Enterprises, Inc. ..................  $     64,835,321
     2,459,797  PepsiCo, Inc. ................................       119,816,712

                                                                     184,652,033

Brewery - 1.4%
     2,216,450  Anheuser-Busch Companies, Inc. ...............        92,337,307

Broadcast Services and Programming - 2.6%
       438,845  Clear Channel Communications, Inc.* ..........        16,728,771
    13,422,334  Liberty Media Corp. - Class A* ...............       156,907,084

                                                                     173,635,855

See Notes to Schedules of Investments.

                                        Janus Equity Funds  October 31, 2001  35

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Cable Television - 4.1%
     4,905,125  Comcast Corp. - Special Class A* .............  $    175,799,680
     2,462,280  Cox Communications, Inc. - Class A* ..........        94,305,324

                                                                     270,105,004

Casino Hotels - 0.6%
     5,152,130  Park Place Entertainment Corp.* ..............        36,889,251

Cellular Telecommunications - 1.2%
     5,502,070  AT&T Wireless Services, Inc.* ................        79,449,891

Chemicals - Diversified - 1.9%
     2,684,385  E.I. du Pont de Nemours and Co. ..............       107,348,556
     1,708,395  Solutia, Inc. ................................        20,500,740

                                                                     127,849,296

Commercial Services - 0.2%
       429,570  Arbitron, Inc.* ..............................        11,598,390

Commercial Services - Financial - 1.0%
     1,968,525  Paychex, Inc. ................................        63,110,911

Computer Services - 0.7%
     2,913,740  Ceridian Corp.* ..............................        48,047,573

Computers - 1.0%
     3,600,590  Apple Computer, Inc.* ........................        63,226,360

Computers - Memory Devices - 0.3%
     1,780,105  EMC Corp.* ...................................        21,930,894

Cosmetics and Toiletries - 1.0%
       931,605  Procter & Gamble Co. .........................        68,733,817

Diversified Financial Services - 4.5%
     6,455,306  Citigroup, Inc. ..............................       293,845,529

Diversified Operations - 5.5%
     3,444,765  General Electric Co. .........................       125,423,894
     3,567,920  Honeywell International, Inc. ................       105,432,036
       345,345  Minnesota Mining and Manufacturing Co. .......        36,047,111
     1,951,174  Tyco International, Ltd. .....................        95,880,690

                                                                     362,783,731

Electric - Integrated - 0.5%
       878,945  Duke Energy Corp. ............................        33,760,277

Electronic Components - Semiconductors - 0.4%
     3,007,350  Advanced Micro Devices, Inc.* ................        29,592,324

Engineering - Research and Development - 1.1%
     1,981,295  Fluor Corp. ..................................        73,743,800

Entertainment Software - 0.6%
       711,745  Electronic Arts, Inc.* .......................        36,626,398

Finance - Consumer Loans - 1.3%
     1,614,645  Household International, Inc. ................        84,445,933

Finance - Investment Bankers/Brokers - 2.0%
     1,042,490  Goldman Sachs Group, Inc. ....................        81,481,018
     1,123,605  Merrill Lynch & Company, Inc. ................        49,112,775

                                                                     130,593,793

Hotels and Motels - 0.3%
     1,046,393  Fairmont Hotels and Resorts, Inc.* ...........        18,678,115

Insurance Brokers - 2.9%
     1,534,595  Aon Corp. ....................................  $     58,375,994
     1,391,690  Marsh & McLennan Companies, Inc. .............       134,646,007

                                                                     193,022,001

Internet Brokers - 0.6%
     3,103,900  Charles Schwab Corp. .........................        39,978,232

Internet Security - 0.5%
       836,420  VeriSign, Inc.* ..............................        32,377,818

Life and Health Insurance - 1.2%
     1,779,530  John Hancock Financial Services, Inc. ........        60,646,382
       117,000  Liberty Financial Companies, Inc. ............         3,838,770
       530,620  Principal Financial Group* ...................        11,938,950

                                                                      76,424,102

Medical - Drugs - 5.1%
       952,185  Allergan, Inc. ...............................        68,357,361
     1,363,750  American Home Products Corp. .................        76,138,163
     4,489,695  Pfizer, Inc. .................................       188,118,221

                                                                     332,613,745

Medical Instruments - 1.2%
     2,016,680  Medtronic, Inc. ..............................        81,272,204

Money Center Banks - 2.1%
       694,135  Bank of America Corp. ........................        40,947,024
     2,824,180  J.P. Morgan Chase & Co. ......................        99,863,005

                                                                     140,810,029

Motorcycle and Motor Scooter Manufacturing - 0.5%
       749,670  Harley-Davidson, Inc. ........................        33,930,064

Multi-Line Insurance - 5.2%
     3,266,703  American International Group, Inc. ...........       256,762,856
     1,441,805  Assicurazioni Generali** .....................        39,412,003
       922,715  PartnerRe, Ltd. ..............................        42,906,247

                                                                     339,081,106

Multimedia - 3.0%
     1,875,472  AOL Time Warner, Inc.* .......................        58,533,481
     3,389,610  Viacom, Inc. - Class B* ......................       123,754,661
       956,850  Walt Disney Co. ..............................        17,787,841

                                                                     200,075,983

Oil Companies - Exploration and Production - 1.0%
     1,831,090  Burlington Resources, Inc. ...................        68,208,103

Oil Companies - Integrated - 3.8%
     1,475,425  Conoco, Inc. .................................        37,918,423
     4,342,035  Exxon Mobil Corp. ............................       171,293,281
     1,360,774  PanCanadian Energy Corp.
                  - New York Shares* .........................        37,693,440

                                                                     246,905,144

Pipelines - 3.1%
     2,624,620  El Paso Corp. ................................       128,763,857
     3,168,255  Enron Corp. ..................................        44,038,745
       680,915  Kinder Morgan, Inc. ..........................        33,793,811

                                                                     206,596,413

Printing - Commercial - 0.5%
     1,008,625  Valassis Communications, Inc.* ...............        31,469,100

See Notes to Schedules of Investments.

36  Janus Equity Funds  October 31, 2001

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Property and Casualty Insurance - 0.1%
       140,235  St. Paul Companies, Inc. .....................  $      6,436,786

Reinsurance - 0.9%
        25,395  Berkshire Hathaway, Inc. - Class B* ..........        59,779,830

Retail - Apparel and Shoe - 0.3%
     1,395,675  Gap, Inc. ....................................        18,241,472

Retail - Jewelry - 0.1%
       271,125  Tiffany & Co. ................................         6,341,614

Semiconductor Components/Integrated Circuits - 2.5%
     1,297,960  Linear Technology Corp. ......................        50,360,848
     2,517,475  Maxim Integrated Products, Inc.* .............       115,174,481

                                                                     165,535,329

Super-Regional Banks - 2.1%
     7,641,938  U.S. Bancorp .................................       135,873,658

Telecommunication Equipment - 0.9%
     2,934,505  Nokia Oyj (ADR)** ............................        60,186,698

Telephone - Integrated - 0.8%
     4,618,417  Telefonica S.A.*,** ..........................        55,489,685

Toys - 1.0%
     3,325,430  Mattel, Inc. .................................        62,950,390

Transportation - Railroad - 0.1%
       309,140  Fording, Inc.* ...............................         4,729,842
--------------------------------------------------------------------------------
Total Common Stock (cost $5,316,485,038) .....................     5,150,667,690
--------------------------------------------------------------------------------
Corporate Bonds - 3.5%
Cellular Telecommunications - 0.2%
$    8,100,000  Nextel Communications, Inc., 9.375%
                  senior notes, due 11/15/09 .................         5,690,250
     5,000,000  VoiceStream Wireless Corp., 10.375%
                  senior notes, due 11/15/09 .................         5,700,000

                                                                      11,390,250

Enterprise Software and Services - 0.2%
    19,074,000  BEA Systems, Inc., 4.00%
                  convertible subordinated notes
                  due 12/15/06+ ..............................        15,259,200

Finance - Investment Bankers/Brokers - 0.3%
                Merrill Lynch & Company, Inc.:
    11,605,000    6.80%, notes, due 11/3/03 ..................        12,388,338
     9,600,000    6.15%, notes, due 1/26/06 ..................        10,104,000

                                                                      22,492,338

Oil Companies - Exploration and Production - 0.1%
    16,150,000  Devon Energy Corp., 0%
                  convertible debentures, due 6/27/20 ........         7,388,625

Radio - 0%
     3,000,000  Chancellor Media Corp., 8.125%
                  senior subordinated notes, due 12/15/07 ....         3,135,000

Retail - Discount - 1.0%
    66,840,000  Wal-Mart Stores, Inc., 4.375%
                  notes, due 8/1/03 ..........................        68,260,350

Super-Regional Banks - 0.3%
$   15,000,000  Firstar Bank N.A., 7.125%
                  subordinated notes, due 12/1/09 ............  $     16,387,500

Telecommunication Services - 0.2%
    10,000,000  Qwest Capital Funding, Inc., 7.75%
                  company guaranteed notes, due 8/15/06 ......        10,575,000

Telephone - Integrated - 0.2%
     9,650,000  CenturyTel, Inc., 8.375%
                  notes, due 10/15/10 ........................        10,663,250

Toys - 0.3%
                Mattel, Inc.:
     7,090,000    6.00%, notes, due 7/15/03 ..................         7,187,488
    13,900,000    6.125%, notes, due 7/15/05 .................        13,900,000

                                                                      21,087,488

Transportation - Railroad - 0.2%
    15,000,000  Wisconsin Central Transportation Corp.
                  6.625%, notes, due 4/15/08 .................        15,806,250

Wireless Equipment - 0.5%
    40,450,000  American Tower Corp., 5.00%
                  convertible notes, due 2/15/10+ ............        27,910,500
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $241,237,105) ....................       230,355,751
--------------------------------------------------------------------------------
Preferred Stock - 2.2%
Automotive - Cars and Light Trucks - 1.0%
       223,151  Porsche A.G.** ...............................        62,305,132

Electric - Integrated - 1.2%
     1,535,004  Reliant Energy, Inc., convertible, 2.00%
                  (AOL Time Warner, Inc.) ....................        79,052,706
--------------------------------------------------------------------------------
Total Preferred Stock (cost $174,276,437) ....................       141,357,838
--------------------------------------------------------------------------------
U.S. Government Obligations - 4.6%
                U.S. Treasury Notes:
$   98,000,000    5.25%, due 8/15/03 .........................       102,938,220
   190,100,000    5.25%, due 5/15/04 .........................       201,743,625
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $289,830,722) ........       304,681,845
--------------------------------------------------------------------------------
Repurchase Agreement - 4.6%
   300,000,000  ABN AMRO Bank N.V., 2.66%
                  dated 10/31/01, maturing 11/1/01
                  to be repurchased at $300,022,167
                  collateralized by $424,040,705
                  in U.S. Government Agencies
                  0%-7.00%, 8/15/07-9/25/31
                  with a value of $306,000,001
                  (cost $300,000,000) ........................       300,000,000
--------------------------------------------------------------------------------
Time Deposit - 0.5%
                Societe Generale, New York
    31,200,000    2.65625%, 11/1/01
                  (cost $31,200,000) .........................        31,200,000
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

                                        Janus Equity Funds  October 31, 2001  37

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
U.S. Government Agencies - 6.1%
                Fannie Mae:
$   50,000,000    2.29%, 11/26/01 ............................  $     49,920,486
    50,000,000    2.14%, 4/4/02 ..............................        49,562,500
                Federal Home Loan Bank System:
    50,000,000    2.33%, 11/7/01 .............................        49,980,583
    50,000,000    2.36%, 11/19/01 ............................        49,941,000
    50,000,000    2.25%, 11/30/01 ............................        49,909,375
                Freddie Mac:
    55,000,000    2.38%, 12/7/01 .............................        54,869,100
    50,000,000    2.22%, 1/30/02 .............................        49,750,000
    50,000,000    3.45%, 3/20/02 .............................        49,625,000
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $403,219,281) ...........       403,558,044
--------------------------------------------------------------------------------
Total Investments (total cost $6,756,248,583) - 99.8% ........     6,561,821,168
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.2%         13,459,789
--------------------------------------------------------------------------------
Net Assets - 100% ............................................  $  6,575,280,957
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2001

Country                       % of Investment Securities            Market Value
--------------------------------------------------------------------------------
Bermuda                                             2.1%        $    138,786,937
Canada                                              0.9%              61,101,397
Finland                                             0.9%              60,186,698
Germany                                             1.5%             100,476,223
Italy                                               0.6%              39,412,003
Spain                                               0.9%              55,489,685
United States++                                    93.1%           6,106,368,225
--------------------------------------------------------------------------------
Total                                             100.0%        $  6,561,821,168

++Includes Short-Term Securities (81.9% excluding Short-Term Securities)

Forward Currency Contracts, Open at October 31, 2001

Currency Sold and                  Currency          Currency         Unrealized
Settlement Date                  Units Sold   Value in $ U.S.        Gain/(Loss)
--------------------------------------------------------------------------------
Euro 11/9/01                     65,900,000    $   59,310,000    $       149,110
Euro 4/26/02                    129,500,000       115,902,500          (947,940)
--------------------------------------------------------------------------------
Total                                          $  175,212,500    $     (798,830)

See Notes to Schedules of Investments.

38  Janus Equity Funds  October 31, 2001

Janus Mercury Fund

[PHOTO]
Warren Lammert
portfolio manager

In the recently completed fiscal year, economic and market conditions both before and after the September 11 attacks worked against Janus Mercury Fund, which lost 46.21%. This compared with a 24.83% decline in our benchmark, the S&P 500 Index, for the same period ended October 31, 2001.(1)

Clearly, these results are not satisfactory to me. While prior to September 11 it was becoming increasingly clear that the U.S. economy was weakening, the severity of the decline was underestimated. There was an assumption that stock prices had aligned with the slowdown in the economy, yet the deceleration continued through the summer. In retrospect, what was particularly frustrating was that by late summer we were beginning to see signs of stabilization in the economy, particularly in the technology sector, as excess inventories were steadily brought down to more historical levels.

The events of September 11 changed everything, at least for the near term. First, there was significantly more uncertainty surrounding an already uncertain market. Second, the contraction of both the industrial and consumer economies was exacerbated, bringing spending to a near halt, and spurring a rash of layoffs. While Washington responded in a reasonably forceful manner, with continued aggressive easing of interest rates and a proposed economic stimulus package, weakness over the next six months will most likely be deeper than otherwise expected. However, in our view, recent events have not undermined the potential for a recovery in 2002, and we expect that the financial markets will almost certainly anticipate a turnaround.

Still, in my 17 years in the investment industry, I have never seen consumer and investor psychology this negative. If there is a silver lining, it would have to be that the pessimism appears to be well-reflected in depressed stock prices. In fact, I believe that the market may well have overcompensated. The result is a risk/reward landscape that is as attractive as it has been in years.

Turning to the Fund, we spent the better portion of the fiscal year attempting to achieve greater balance with respect to industry exposure, combining the growth stocks we typically favor with those that are more economically sensitive, such as healthcare and financial services. In doing so, we either trimmed or liquidated a number of our technology holdings, wireless equipment maker Nokia and supply-chain management software company i2 Technologies being notable examples. We remain in close contact with these companies, watching each for signs of renewed strength.

During the year, we increased our healthcare exposure, which benefited from the relative stability of their revenue streams and cash flows during times of economic turmoil. In particular, we focused on three sub-sectors of the healthcare arena, investing in large-cap pharmaceutical giants such as Pfizer, healthcare service companies such as hospital operator Tenet Healthcare, and smaller-cap medical device providers such as Waters Corp.

In financial services, we either purchased or added to Citigroup, Berkshire Hathaway, AFLAC and Fannie Mae. Citigroup, with its diverse and global revenue base, has responded effectively to the weaker economy through aggressive cross-selling and cost-cutting measures. Reinsurance leader Berkshire Hathaway stands to benefit from anticipated double-digit premium increases next year. Although insurance underwriter AFLAC suffered a misstep in its recent quarterly results, the company is poised to recoup market share in Japan, while building a stronger brand in the U.S. Mortgage underwriter Fannie Mae has benefited from the lower interest rate environment, which has sparked a wave of refinancing.

In closing, although there continues to be significant uncertainty surrounding the duration and severity of the economic downturn, we believe the Fund is well positioned going forward. On one hand, it is sufficiently defensive given the tremendous influence macroeconomic and political events have exerted recently. On the other, we have maintained reasonable exposure to areas that stand to benefit from a rebounding market, such as technology, telecommunications, energy and media. Regardless of what the future may bring, we remain committed to adding value by identifying what we believe are the dominant franchises, particularly those that should emerge as winners as the economy stabilizes.

Thank you for your investment in Janus Mercury Fund.

(1) Both returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                        Janus Equity Funds  October 31, 2001  39

Portfolio Profile
(% of Net Assets)                           October 31, 2001    October 31, 2000
--------------------------------------------------------------------------------
Equities                                               92.8%               85.8%
  Foreign                                              16.0%               21.7%
    European                                            6.9%               15.4%
Top 10 Equities                                        39.3%               36.3%
Number of Stocks                                          60                  71
Cash and Cash Equivalents                               7.2%               14.2%

Top 5 Industries
                                            October 31, 2001    October 31, 2000
--------------------------------------------------------------------------------
Cable Television                                       10.2%                3.9%
Medical - Drugs                                         7.9%                0.7%
Telecommunication Equipment                             6.6%               12.2%
Multimedia                                              5.4%                4.1%
Semiconductor Components/
  Integrated Circuits                                   4.3%                4.9%

Top 10 Equity Holdings
                                            October 31, 2001    October 31, 2000
--------------------------------------------------------------------------------
Nokia Oyj                                               6.6%                9.9%
Comcast Corp. - Special Class A                         4.5%                1.9%
Pfizer, Inc.                                            4.5%                  --
Citigroup, Inc.                                         4.3%                  --
AOL Time Warner, Inc.                                   4.3%                4.1%
Liberty Media Corp.                                     3.7%                3.2%
Analog Devices, Inc.                                    3.3%                3.9%
Cablevision Systems Corp.                               2.9%                1.2%
Raytheon Co.                                            2.7%                  --
Berkshire Hathaway, Inc. - Class B                      2.5%                  --

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Mercury Fund and the S&P 500 Index. Janus Mercury Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 3, 1993, through October 31, 2001. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Mercury Fund ($37,644) as compared to the S&P 500 Index ($28,188).

Average Annual Total Return
for the periods ended October 31, 2001
One Year      Five Year      Since 5/3/93*
(46.21)%      12.44%         16.89%

Janus Mercury Fund - $37,644

S&P 500 Index - $28,188

*The Fund's inception date.
Source - Lipper, Inc. 2001.
See "Explanation of the Charts and Tables."

In recent years, returns have sustained significant gains and losses due to market volatility in the technology sector. Due to market volatility, current performance may be lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return includes reinvestment of dividends, distributions and capital gains.

Standard & Poor's (S&P) is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The S&P 500 is an index of 500 major, large-cap US corporations. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Common Stock - 92.8%
Aerospace and Defense - 2.7%
     6,626,790  Raytheon Co. .................................  $    213,713,978

Applications Software - 0.3%
       411,000  Infosys Technologies, Ltd. ...................        24,958,883

Automotive - Cars and Light Trucks - 0.3%
       492,390  General Motors Corp. .........................        20,345,555

Beverages - Non-Alcoholic - 0.5%
       873,285  Coca-Cola Co. ................................  $     41,812,886

Brewery - 1.2%
     2,260,795  Anheuser-Busch Companies, Inc. ...............        94,184,720

Broadcast Services and Programming - 3.7%
    25,198,113  Liberty Media Corp. - Class A* ...............       294,565,941

See Notes to Schedules of Investments.

40  Janus Equity Funds  October 31, 2001

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Cable Television - 10.2%
     2,386,742  Cablevision Systems Corp.* ...................  $     50,956,942
     5,190,555  Cablevision Systems Corp. - Class A* .........       177,776,509
     6,813,315  Charter Communications, Inc. - Class A* ......        96,340,274
     9,860,075  Comcast Corp. - Special Class A* .............       353,385,088
     3,345,715  Cox Communications, Inc. - Class A* ..........       128,140,884

                                                                     806,599,697

Cellular Telecommunications - 3.7%
     3,197,385  America Movil S.A. de C.V. - Series L (ADR) ..        47,960,775
    10,490,435  AT&T Wireless Services, Inc.* ................       151,481,881
         7,043  NTT DoCoMo, Inc.** ...........................        95,513,909

                                                                     294,956,565

Computers - Integrated Systems - 0.9%
     2,762,385  Brocade Communications Systems, Inc.* ........        67,816,552

Diversified Financial Services - 4.3%
     7,514,403  Citigroup, Inc. ..............................       342,055,625

Diversified Operations - 0.9%
     1,390,355  Tyco International, Ltd. .....................        68,322,045

E-Commerce/Products - 0.7%
     7,812,495  Amazon.com, Inc.* ............................        54,531,215

E-Commerce/Services - 0.5%
     1,298,660  TMP Worldwide, Inc.* .........................        38,765,001

Electric - Integrated - 1.4%
     1,831,045  Dominion Resources, Inc. .....................       111,913,470

Electronic Components - 3.7%
     4,845,060  Celestica, Inc. - New York Shares* ...........       166,282,459
     6,186,835  Flextronics International, Ltd.* .............       123,118,016

                                                                     289,400,475

Entertainment Software - 1.8%
     2,832,610  Electronic Arts, Inc.* .......................       145,766,111

Finance - Investment Bankers/Brokers - 0.9%
       940,195  Goldman Sachs Group, Inc. ....................        73,485,641

Finance - Mortgage Loan Banker - 1.6%
     1,551,375  Fannie Mae ...................................       125,599,320

Health Care Cost Containment - 1.5%
     3,289,905  McKesson Corp. ...............................       121,693,586

Home Decorating Products - 0.8%
     2,271,425  Newell Rubbermaid, Inc. ......................        62,782,187

Identification Systems and Devices - 0.9%
     5,780,895  Symbol Technologies, Inc. ....................        74,284,501

Instruments - Scientific - 2.8%
     3,338,215  PerkinElmer, Inc. ............................        89,831,366
     3,587,060  Waters Corp.* ................................       127,304,759

                                                                     217,136,125

Internet Brokers - 1.0%
    12,518,220  E*TRADE Group, Inc.* .........................        81,743,977

Life and Health Insurance - 1.5%
     3,322,825  AFLAC, Inc. ..................................        81,276,299
       467,425  CIGNA Corp. ..................................        34,075,282

                                                                     115,351,581

Medical - Drugs - 7.9%
     2,245,335  American Home Products Corp. .................  $    125,357,053
     1,434,955  Bristol-Myers Squibb Co. .....................        76,698,345
       891,180  Eli Lilly and Co. ............................        68,175,270
     8,426,365  Pfizer, Inc. .................................       353,064,694

                                                                     623,295,362

Medical - HMO - 0.7%
       863,375  UnitedHealth Group, Inc. .....................        56,766,906

Medical - Hospitals - 4.3%
     4,488,530  HCA, Inc. ....................................       178,015,100
     2,837,810  Tenet Healthcare Corp.* ......................       163,230,831

                                                                     341,245,931

Medical - Wholesale Drug Distributors - 1.0%
     1,218,690  Cardinal Health, Inc. ........................        81,786,286

Medical Labs and Testing Services - 1.7%
     1,577,620  Laboratory Corporation of America Holdings* ..       135,990,844

Money Center Banks - 1.6%
     3,583,100  J.P. Morgan Chase & Co. ......................       126,698,416

Multi-Line Insurance - 0.9%
     2,253,310  Allstate Corp. ...............................        70,708,868

Multimedia - 5.4%
    10,956,174  AOL Time Warner, Inc.* .......................       341,942,191
     2,268,548  Viacom, Inc. - Class B* ......................        82,824,687

                                                                     424,766,878

Oil - Field Services - 0.6%
     1,245,010  Baker Hughes, Inc. ...........................        44,608,708

Oil Companies - Exploration and Production - 1.2%
     1,632,065  Anadarko Petroleum Corp. .....................        93,109,308

Oil Companies - Integrated - 1.4%
     5,506,830  Petroleo Brasileiro S.A. (ADR) ...............       110,136,600

Oil Field Machinery and Equipment - 0.6%
       955,775  Smith International, Inc.* ...................        45,208,158

Pipelines - 1.9%
     1,989,550  El Paso Corp. ................................        97,607,323
     3,919,060  Enron Corp. ..................................        54,474,934

                                                                     152,082,257

Property and Casualty Insurance - 1.0%
     2,297,740  ACE, Ltd. ....................................        80,995,335

Reinsurance - 2.5%
        83,460  Berkshire Hathaway, Inc. - Class B* ..........       196,464,840

Retail - Jewelry - 0%
        66,030  Tiffany & Co. ................................         1,544,442

Semiconductor Components/Integrated Circuits - 4.3%
     6,976,495  Analog Devices, Inc.* ........................       265,106,810
     1,705,410  Maxim Integrated Products, Inc.* .............        78,022,507

                                                                     343,129,317

Semiconductor Equipment - 0.3%
     1,715,503  ASM Lithography Holding N.V.
                  - New York Shares*,** ......................        24,668,933

Super-Regional Banks - 1.1%
     1,544,720  Fifth Third Bancorp ..........................        87,153,102

See Notes to Schedules of Investments.

                                        Janus Equity Funds  October 31, 2001  41

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Telecommunication Equipment - 6.6%
    25,398,900  Nokia Oyj (ADR)** ............................  $    520,931,439
--------------------------------------------------------------------------------
Total Common Stock (cost $8,533,717,718) .....................     7,343,077,567
--------------------------------------------------------------------------------
Repurchase Agreements - 0.8%
$   59,600,000  ABN AMRO Bank N.V., 2.63%
                  dated 10/31/01, maturing 11/1/01
                  to be repurchased at $59,604,354
                  collateralized by $66,870,632
                  in U.S. Government Agencies
                  0%-7.00%,  8/15/04-9/15/31
                  with a value of $60,792,080
                  (cost $59,600,000) .........................        59,600,000
--------------------------------------------------------------------------------
Short-Term Corporate Note - 0.3%
                United Parcel Service, Inc.
    25,000,000    2.37%, 11/1/01
                  (amortized cost $25,000,000) ...............        25,000,000
--------------------------------------------------------------------------------
Time Deposit - 3.8%
                State Street Bank and Trust Co.
   300,000,000    2.625%, 11/1/01 (cost $300,000,000) ........       300,000,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 1.9%
                Fannie Mae
    50,000,000    2.29%, 11/26/01 ............................        49,920,486
                Federal Home Loan Bank System:
    50,000,000    2.38%, 11/30/01 ............................        49,909,375
    50,000,000    2.38%, 12/5/01 .............................        49,888,083
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $149,717,944) ...........       149,717,944
--------------------------------------------------------------------------------
Total Investments (cost$9,068,035,662) - 99.6% ...............     7,877,395,511
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of liabilities - 0.4%         33,086,022
--------------------------------------------------------------------------------
Net Assets - 100% ............................................  $  7,910,481,533
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2001

Country                       % of Investment Securities            Market Value
--------------------------------------------------------------------------------
Bermuda                                             1.9%        $    149,317,380
Brazil                                              1.4%             110,136,600
Canada                                              2.1%             166,282,459
Finland                                             6.6%             520,931,439
India                                               0.3%              24,958,883
Japan                                               1.2%              95,513,909
Mexico                                              0.6%              47,960,775
Netherlands                                         0.3%              24,668,933
Singapore                                           1.6%             123,118,016
United States++                                    84.0%           6,614,507,117
--------------------------------------------------------------------------------
Total                                             100.0%        $  7,877,395,511

++Includes Short-Term Securities (77.2% excluding Short-Term Securities)

Forward Currency Contracts, Open at October 31, 2001

Currency Sold and                  Currency          Currency         Unrealized
Settlement Date                  Units Sold   Value in $ U.S.        Gain/(Loss)
--------------------------------------------------------------------------------
Euro 11/9/01                     58,800,000    $   52,920,000    $   (1,226,945)
Euro 11/16/01                    91,100,000        81,971,780        (1,084,090)
Euro 2/7/02                      19,200,000        17,222,400             91,680
Euro 4/26/02                     31,800,000        28,461,000          (310,686)
Euro 5/10/02                    131,700,000       117,742,434            879,756
Hong Kong Dollar 2/7/02         150,000,000        19,232,988                247
Japanese Yen 11/9/01            501,000,000         4,093,796             85,348
Japanese Yen 4/26/02          4,976,000,000        41,059,561           (80,713)
Japanese Yen 5/10/02          1,439,000,000        11,881,859             40,262
--------------------------------------------------------------------------------
Total                                          $  374,585,818    $   (1,605,141)

See Notes to Schedules of Investments.

42  Janus Equity Funds  October 31, 2001

Janus Olympus Fund (closed to new investors)

[PHOTO]
Claire Young
portfolio manager

Janus Olympus Fund lost 50.61% for the fiscal year ended October 31, 2001, underperforming its benchmark, the S&P 500 Index, which declined 24.83%.(1)

I preface this letter by offering my deepest condolences to the families and friends of the victims of the World Trade Center and Pentagon attacks. Words cannot express the sadness I feel for their losses or the admiration I have for the many workers involved in the aftermath. In light of such horrific events, the discussion of any other topic seems trivial by comparison; however, as we all begin to move forward again, I present to you this fund update.

I am thoroughly dissatisfied with the Fund's results during this period. Despite aggressive Federal Reserve Bank interest rate cuts, the year was marked by an ever-weakening economy with a malaise in corporate capital expenditures and an aggressive devaluation of stock prices. Additionally, the events of September 11th shook consumer spending, the remaining pillar of strength in the economy. Consequently, the secular growth stories of the increased use of technology to improve productivity, the build out of the telecommunications infrastructure to support Internet traffic and the proliferation of wireless communications succumbed to the forces of economic contraction.

As the economy slowed, corporations' excess capacity of information technology
(IT) equipment became apparent. The spending freeze that began toward the end of 2000 continued as companies reevaluated their IT needs and conserved capital. As a result, leading communications and corporate networking-equipment maker Cisco Systems suffered from sluggish demand for new products. Fearing a lengthy period of sub-par growth from the company, we substantially cut our weighting in Cisco. Meanwhile, even companies that experienced healthier demand were negatively impacted by the stagnant economy. Storage networking and management software manufacturer VERITAS Software, for example, had to decrease its future growth expectations because of limited earnings visibility. Nevertheless, we are maintaining a position in VERITAS on the premise that storage-area network deployments will grow as corporations seek to better utilize their existing data storage equipment and focus on implementing disaster recovery plans.

Like their corporate brethren, the telecommunications service providers reined in their capital spending budgets as tight high-yield and equity markets made capital precious. For instance, Juniper Networks, a leading provider of Internet protocol infrastructure systems, met reduced earnings estimates by managing expenses superbly, but it became clear that future demand for long distance communications networks would not be as robust as we predicted. We therefore opted to liquidate our position in Juniper.

Elsewhere, although new subscriber additions continued to be relatively healthy, wireless communications companies also struggled during the period. Cellular handset demand slowed as new features were insufficient to spur replacement demand. As subscriber networks matured, cellular service providers decreased base station deployment and postponed plans to roll out new 3G services. Shrinking infrastructure orders and aggressive phone pricing by competitors hampered Nokia, the leading cellular phone manufacturer. Fearing a prolonged slowdown in cellular trends, we eliminated Nokia from the portfolio.

Although not readily apparent in the Fund's aggregate return, we did identify investments that outperformed the market, predominantly in businesses that were less impacted by the cooling economy. Demand for healthcare services grew as the aging baby boom generation boosted its spending on health-related items. Our position in Tenet Healthcare, the second largest hospital group, benefited from increasing utilization and strong pricing of its specialized medical services, such as cardiology and orthopedics. Cardinal Health, Inc., the largest distributor of pharmaceuticals, medical-surgical and laboratory supplies, also enjoyed strong revenue growth from robust drug volumes and improving margins from merger-related cost savings. And even in the rocky technology landscape, NVIDIA Corporation, the leading graphics and multimedia chip supplier, saw strong demand for its products as it increased its penetration of desktop and mobile computers and entered the workstation and Apple markets. NVIDIA also began shipping a key component to the Microsoft Xbox for its winter launch.

Looking ahead, we are closely monitoring the economy as the slowdown runs its course and the aftereffects of September 11th are absorbed. The Federal Reserve's actions should eventually spur corporate spending. Lower energy prices, additional tax cuts and increased government spending should also bolster the economy. Furthermore, we are beginning to see a glimmer of inventory stabilization, which will eventually lead to more normal ordering patterns. Accordingly, I remain committed to finding world-class investments with solid future prospects that will benefit from the eventual economic recovery while they continue to navigate their businesses through the current difficult times.

Thank you for your investment in Janus Olympus Fund.

(1) Both returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                        Janus Equity Funds  October 31, 2001  43

Portfolio Profile
(% of Net Assets)                           October 31, 2001    October 31, 2000
--------------------------------------------------------------------------------
Equities                                               95.3%               85.7%
  Foreign                                               6.0%               13.7%
    European                                            0.4%                9.8%
Top 10 Equities                                        30.9%               34.5%
Number of Stocks                                          65                  63
Cash, Cash Equivalents and
  Fixed-Income Securities                               4.7%               14.3%

Top 5 Industries
                                            October 31, 2001    October 31, 2000
--------------------------------------------------------------------------------
Electronic Components
  - Semiconductors                                      4.9%                1.9%
Finance - Investment
  Bankers/Brokers                                       4.0%                0.6%
Semiconductor Components/
  Integrated Circuits                                   3.9%                  --
Cable Television                                        3.8%                0.9%
Diversified Financial Services                          3.7%                  --

Top 10 Equity Holdings
                                            October 31, 2001    October 31, 2000
--------------------------------------------------------------------------------
Goldman Sachs Group, Inc.                               4.0%                0.6%
Maxim Integrated Products, Inc.                         3.9%                  --
Citigroup, Inc.                                         3.7%                  --
NVIDIA Corp.                                            3.2%                0.6%
Walgreen Co.                                            3.0%                1.9%
Pfizer, Inc.                                            3.0%                1.4%
VERITAS Software Corp.                                  2.6%                5.6%
Safeway, Inc.                                           2.5%                1.3%
Tenet Healthcare Corp.                                  2.5%                  --
Comcast Corp. - Special Class A                         2.5%                0.9%

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Olympus Fund and the S&P 500 Index. Janus Olympus Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, December 29, 1995, through October 31, 2001 . The lower right quadrant reflects the ending value of the hypothetical investment in Janus Olympus Fund ($22,694) as compared to the S&P 500 Index ($18,820).

Average Annual Total Return
for the periods ended October 31, 2001
One Year      Five Year      Since 12/29/95*
(50.61)%      12.88%         15.06%

Janus Olympus Fund - $22,694

S&P 500 Index - $18,820

*The Fund's inception date.
Source - Lipper, Inc. 2001.
See "Explanation of the Charts and Tables."

In recent years, returns have sustained significant gains and losses due to market volatility in the technology sector. Due to market volatility, current performance may be lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return includes reinvestment of dividends, distributions and capital gains.

Standard & Poor's (S&P) is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The S&P 500 is an index of 500 major, large-cap US corporations. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Concentration may lead to greater price volatility.

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Common Stock - 95.3%
Aerospace and Defense - 1.2%
       436,225  General Dynamics Corp. .....................    $     35,595,960

Airlines - 1.4%
     2,622,245  Southwest Airlines Co. .......................        41,693,695

Applications Software - 1.7%
       918,730  Microsoft Corp.* .............................        53,424,149

Athletic Footwear - 1.9%
     1,159,330  Nike, Inc. - Class B .........................  $     57,224,529

Beverages - Non-Alcoholic - 1.7%
       478,110  Coca-Cola Co. ................................        22,891,907
       623,122  PepsiCo, Inc. ................................        30,352,273

                                                                      53,244,180

Broadcast Services and Programming - 1.9%
     1,506,525  Clear Channel Communications, Inc.* ..........        57,428,733

See Notes to Schedules of Investments.

44  Janus Equity Funds  October 31, 2001

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Cable Television - 3.8%
     2,086,910  Comcast Corp. - Special Class A* .............  $     74,794,854
     1,136,460  Cox Communications, Inc. - Class A* ..........        43,526,418

                                                                     118,321,272

Casino Hotels - 1.7%
     2,289,715  MGM Mirage, Inc.* ............................        51,060,644

Cellular Telecommunications - 0.8%
     1,175,990  Sprint Corp./PCS Group* ......................        26,224,577

Commercial Services - Financial - 1.5%
     1,643,640  Concord EFS, Inc.* ...........................        44,986,427

Computers - Memory Devices - 2.6%
     2,877,385  VERITAS Software Corp.* ......................        81,660,186

Cosmetics and Toiletries - 1.8%
       692,040  Colgate-Palmolive Co. ........................        39,806,141
       218,110  Procter & Gamble Co. .........................        16,092,156

                                                                      55,898,297

Data Processing and Management - 1.7%
     1,372,108  Fiserv, Inc.* ................................        51,028,696

Diversified Financial Services - 3.7%
     2,523,060  Citigroup, Inc. ..............................       114,849,691

Diversified Operations - 3.2%
     1,546,215  General Electric Co. .........................        56,297,688
       868,590  Tyco International, Ltd. .....................        42,682,513

                                                                      98,980,201

Drug Delivery Systems - 0.5%
       218,520  Andrx Group, Inc.* ...........................        14,188,504

E-Commerce/Services - 1.2%
       719,710  eBay, Inc.* ..................................        37,770,381

Electronic Components - Semiconductors - 4.6%
     2,332,271  ARM Holdings PLC* ............................        11,803,637
     2,271,860  NVIDIA Corp.* ................................        97,371,920
     1,113,485  Xilinx, Inc.* ................................        33,872,214

                                                                     143,047,771

Entertainment Software - 0.4%
       261,600  Electronic Arts, Inc.* .......................        13,461,936

Fiduciary Banks - 1.6%
     1,437,060  Bank of New York Company, Inc. ...............        48,874,411

Finance - Investment Bankers/Brokers - 4.0%
     1,579,105  Goldman Sachs Group, Inc. ....................       123,422,847

Finance - Mortgage Loan Banker - 2.0%
       757,525  Fannie Mae ...................................        61,329,224

Financial Guarantee Insurance - 1.9%
     1,116,965  MGIC Investment Corp. ........................        57,791,769

Food - Retail - 3.1%
       712,940  Kroger Co.* ..................................        17,438,512
     1,858,455  Safeway, Inc.* ...............................        77,404,651

                                                                      94,843,163

Hotels and Motels - 2.1%
     1,257,200  Four Seasons Hotels, Inc. ....................  $     48,075,328
       785,380  Starwood Hotels & Resorts Worldwide, Inc. ....        17,309,775

                                                                      65,385,103

Human Resources - 1.1%
     1,220,865  Manpower, Inc. ...............................        34,867,904

Instruments - Scientific - 1.1%
       916,385  Waters Corp.* ................................        32,522,504

Insurance Brokers - 0.6%
       258,660  Brown & Brown, Inc. ..........................        14,847,084
        83,055  Hilb, Rogal and Hamilton Co. .................         4,811,376

                                                                      19,658,460

Internet Security - 1.4%
     1,116,930  VeriSign, Inc.* ..............................        43,236,360

Medical - Biomedical and Genetic - 1.7%
       973,805  Genentech, Inc.* .............................        50,881,311

Medical - Drugs - 3.7%
       294,605  Eli Lilly and Co. ............................        22,537,282
     2,198,315  Pfizer, Inc. .................................        92,109,398

                                                                     114,646,680

Medical - Hospitals - 2.5%
     1,314,480  Tenet Healthcare Corp.* ......................        75,608,890

Medical - Wholesale Drug Distributors - 1.0%
       467,035  Cardinal Health, Inc. ........................        31,342,719

Medical Instruments - 2.7%
     1,300,385  Apogent Technologies, Inc.* ..................        30,455,017
     1,326,985  Medtronic, Inc. ..............................        53,477,496

                                                                      83,932,513

Motorcycle and Motor Scooter Manufacturing - 1.6%
     1,068,460  Harley-Davidson, Inc. ........................        48,358,500

Multimedia - 3.7%
     2,284,085  AOL Time Warner, Inc.* .......................        71,286,293
       433,460  Viacom, Inc. - Class B* ......................        15,825,625
     1,414,070  Walt Disney Co. ..............................        26,287,561

                                                                     113,399,479

Networking Products - 1.2%
     2,184,300  Cisco Systems, Inc.* .........................        36,958,356

Oil - Field Services - 1.2%
       785,125  Schlumberger, Ltd. ...........................        38,015,752

Oil Companies - Exploration and Production - 1.3%
       715,660  Anadarko Petroleum Corp. .....................        40,828,403

Oil Companies - Integrated - 1.2%
     1,274,278  PanCanadian Energy Corp.
                  - New York Shares* .........................        35,499,236

Property and Casualty Insurance - 1.0%
       856,360  ACE, Ltd. ....................................        30,186,690

Publishing - Newspapers - 0.9%
       674,000  New York Times Co. - Class A .................        27,802,500

Reinsurance - 1.5%
           417  Berkshire Hathaway, Inc. - Class A* ..........        29,690,400
       174,830  RenaissanceRe Holdings, Ltd. .................        16,867,598

                                                                      46,557,998

See Notes to Schedules of Investments.

                                        Janus Equity Funds  October 31, 2001  45

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Retail - Building Products - 0.4%
       305,385  Home Depot, Inc. .............................  $     11,674,869

Retail - Discount - 1.6%
       940,985  Wal-Mart Stores, Inc. ........................        48,366,629

Retail - Drug Store - 3.0%
     2,855,595  Walgreen Co. .................................        92,464,166

Retail - Jewelry - 2.1%
     2,800,990  Tiffany & Co. ................................        65,515,156

Schools - 0.5%
       529,840  DeVry, Inc.* .................................        14,279,188

Semiconductor Components/Integrated Circuits - 3.9%
     2,613,575  Maxim Integrated Products, Inc.* .............       119,571,056

Semiconductor Equipment - 1.9%
     1,711,605  Applied Materials, Inc.* .....................        58,382,847

Telecommunication Equipment - Fiber Optics - 0.5%
     1,749,325  JDS Uniphase Corp.* ..........................        13,977,107
--------------------------------------------------------------------------------
Total Common Stock (cost $3,040,474,286) .....................     2,930,271,619
--------------------------------------------------------------------------------
Corporate Bonds - 2.1%
Casino Hotels - 0.1%
$    1,720,000  Venetian Casino Resort L.L.C., 12.25%
                  company guaranteed notes, due 11/15/04 .....         1,560,900

E-Commerce/Products - 0.7%
    29,525,000  Amazon.com, Inc., 0%
                  senior discount notes, due 5/1/08(OMEGA) ...        20,372,250

Electronic Components - Semiconductors - 0.3%
     8,775,000  NVIDIA Corp., 4.75%
                  convertible subordinated notes
                  due 10/15/07 ...............................        10,519,031

Wireless Equipment - 1.0%
    14,080,000  American Tower Corp., 9.375%
                  senior notes, due 2/1/09 ...................        11,440,000
    23,225,000  SBA Communications Corp., 10.25%
                  senior notes, due 2/1/09 ...................        18,580,000

                                                                      30,020,000
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $62,822,096) .....................        62,472,181
--------------------------------------------------------------------------------
Short-Term Corporate Note - 0.1%
                Citigroup, Inc.
     3,800,000    2.54%, 11/1/01
                  (amortized cost $3,800,000) ................         3,800,000
--------------------------------------------------------------------------------
Time Deposit - 3.3%
                Societe Generale, New York
   102,200,000    2.656250%, 11/1/01 (cost $102,200,000) .....       102,200,000
--------------------------------------------------------------------------------
Total Investments (total cost $3,209,296,382) - 100.8% .......     3,098,743,800
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.8%)     (24,426,346)
--------------------------------------------------------------------------------
Net Assets - 100% ............................................  $  3,074,317,454
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2001

Country                       % of Investment Securities            Market Value
--------------------------------------------------------------------------------
Bermuda                                             2.9%        $     89,736,801
Canada                                              2.7%              83,574,564
United Kingdom                                      0.4%              11,803,637
United States++                                    94.0%           2,913,628,798
--------------------------------------------------------------------------------
Total                                             100.0%        $  3,098,743,800

++Includes Short-Term Securities (90.6% excluding Short-Term Securities)

See Notes to Schedules of Investments.

46  Janus Equity Funds  October 31, 2001

Janus Orion Fund

[PHOTO]
Ron Sachs
portfolio manager

For the 12-month period ended October 31, 2001, Janus Orion Fund reported a loss of 40.69% versus a decline of 24.83% for the S&P 500 Index, the Fund's benchmark.(1)

Equity markets faced several challenges over the past fiscal year as weakness in corporate profits and capital spending weighed heavily on stocks. However, none of these pressures had more bearing than the tragedies occurring on September
11. When U.S. markets reopened, an unanticipated Federal Reserve interest rate cut failed to calm nervous investors, who in turn sent the Dow Jones Industrial Average reeling to its steepest one-week loss since the Great Depression. While the full extent of the damage has yet to be determined, the sudden and dramatic pullback in consumer spending pushed the already sagging economy into recession.

Given the generally negative bias and because there were few compelling opportunities prior to the September 11 attacks, we maintained a relatively large cash position during the latter half of the period. This worked to our advantage, as stocks spent much of the summer in an extended retreat. However, as valuations returned to more reasonable levels following the tragedies, we took the opportunity to put some money to work in those companies we believe have the ability to maintain pricing power in a weaker economy as well as those primed to benefit from an eventual economic recovery.

In any event, the past year proved disappointing for a number of our holdings, including Vitesse Semiconductor, a leading chipmaker for the optical-networking market. While cutbacks in capital spending and earnings shortfalls have hurt the company, Vitesse continues to score important design wins and is successfully transitioning its business to more value-added, higher-margin components. We believe the company is well-positioned to dominate its niche as demand rebounds for next-generation telecommunications infrastructure equipment. We will continue to monitor Vitesse's progress with new design wins and the status of telecom capital equipment spending.

Some of our media stocks also performed poorly due to the generally weak advertising climate. Among the losers were Hispanic Broadcasting, a well-run operator of Spanish-language radio stations that has a strong balance sheet and is in excellent position to make strategic acquisitions, and Clear Channel Communications, which has a diverse collection of premier media properties along with strong recurring revenue streams provided by its large subscriber base. We viewed the price dips in both stocks as unwarranted considering their longer-term prospects and chose to add to our positions.

Positive performers included hospital operator Tenet Healthcare, which, amid a torrent of profit warnings in all corners of the market, continued to raise and beat earnings estimates. The company is capitalizing on a favorable pricing environment, as well as consolidation in the hospital industry. Tenet is focused on improving cash-flow dynamics through cost controls, increasing admissions by offering the facilities and specialties patients need and operational efficiencies. Beyond that, an emphasis on establishing critical mass in specific geographical markets allows Tenet to wield substantial leverage in pricing negotiations with health insurers and corporate sponsors.

Meanwhile, Berkshire Hathaway, the world's largest reinsurance concern, lost an estimated $2.2 billion from the World Trade Center attacks. However, these losses are a relatively small part of Berkshire's capital base, and with its strong balance sheet and an anticipated environment of improving prices, terms and conditions for reinsurance issuers, we believe Berkshire is well-positioned for a sustained period of outperformance. In addition, the company's fractional jet ownership program, Netjets, presents some exciting growth opportunities for the future.

Although the Fund's negative performance has been troubling, we believe there is reason to be optimistic looking ahead. Fueling our optimism is the way central bankers and government officials throughout the world have come together to combat a global slowdown in the wake of the terrorist attacks. In fact, the degree of coordination between the United States, Europe and Japan to inject liquidity into the marketplace has been unprecedented. Furthermore, the Bush administration's proposed fiscal stimulus package has raised hopes that the current U.S. recession may be shorter in duration than we previously anticipated. This period of economic and market uncertainty has been unsettling, but it has given us the opportunity to find attractive new investments for the portfolio.

Thank you for your investment in Janus Orion Fund.

(1) Both returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                        Janus Equity Funds  October 31, 2001  47

Portfolio Profile
(% of Net Assets)                           October 31, 2001    October 31, 2000
--------------------------------------------------------------------------------
Equities                                               83.1%               95.7%
  Foreign                                              11.1%               16.6%
Top 10 Equities                                        39.2%               53.4%
Number of Stocks                                          35                  28
Cash and Cash Equivalents                              16.9%                4.3%

Top 5 Industries
                                            October 31, 2001    October 31, 2000
--------------------------------------------------------------------------------
Broadcast Services and Programming                      6.7%                3.9%
Reinsurance                                             5.8%                  --
Medical - Drugs                                         5.4%                3.6%
Medical - Hospitals                                     5.4%                  --
Fiduciary Banks                                         4.3%                  --

Top 10 Equity Holdings
                                            October 31, 2001    October 31, 2000
--------------------------------------------------------------------------------
Berkshire Hathaway, Inc. - Class B                      5.8%                  --
Clear Channel Communications, Inc.                      4.9%                3.9%
Bank of New York Company, Inc.                          4.3%                  --
Embraer-Empresa Brasileira de
  Aeronautica S.A. (ADR)                                4.0%                  --
Hispanic Broadcasting Corp.                             3.8%                3.1%
Sepracor, Inc.                                          3.8%                  --
E*TRADE Group, Inc.                                     3.3%                  --
Community Health Care                                   3.1%                  --
Starwood Hotels & Resorts
  Worldwide, Inc.                                       3.1%                  --
Redback Networks, Inc.                                  3.1%                  --

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Orion Fund and the S&P 500 Index. Janus Orion Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line.
The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, June 30, 2000, through October 31, 2001. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Orion Fund ($5,225) as compared to the S&P 500 Index ($7,407).

Average Annual Total Return
for the periods ended October 31, 2001
One Year      Since 6/30/00*
(40.69)%      (38.46)%

Janus Orion Fund - $5,225

S&P 500 Index - $7,407

*The Fund's inception date.
Source - Lipper, Inc. 2001.
See "Explanation of the Charts and Tables."

Returns have sustained significant gains and losses due to market volatility in the technology and telecommunications sectors. Due to recent market volatility, certain funds may have an increased position in cash for temporary defensive purposes. Due to market volatility, current performance may be lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. All returns reflect reinvested dividends, distributions and capital gains.

Standard & Poor's (S&P) is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The S&P 500 is an index of 500 major, large-cap US corporations. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Concentration may lead to greater price volatility.

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Common Stock - 83.1%
Aerospace and Defense - 4.0%
     1,392,010  Embraer-Empresa Brasileira de
                  Aeronautica S.A. (ADR) .....................  $     23,886,892

Broadcast Services and Programming - 6.7%
       770,900  Clear Channel Communications, Inc.* ..........        29,386,708
       928,510  Liberty Media Corp. - Class A* ...............        10,854,282

                                                                      40,240,990

Computer Services - 1.8%
       669,685  Ceridian Corp.* ..............................  $     11,043,106

Computers - Integrated Systems - 3.1%
     4,641,655  Redback Networks, Inc.* ......................        18,613,036

Diversified Operations - 2.9%
     1,325,825  Cendant Corp.* ...............................        17,182,692

E-Commerce/Services - 2.5%
     1,113,675  Ticketmaster - Class B* ......................        15,190,527

See Notes to Schedules of Investments.

48  Janus Equity Funds  October 31, 2001

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Fiduciary Banks - 4.3%
       761,255  Bank of New York Company, Inc. ...............  $     25,890,282

Finance - Investment Bankers/Brokers - 2.4%
       185,905  Goldman Sachs Group, Inc. ....................        14,530,335

Food - Wholesale/Distribution - 0.7%
       140,465  Performance Food Group Co.* ..................         4,128,266

Hotels and Motels - 3.1%
       858,275  Starwood Hotels & Resorts Worldwide, Inc. ....        18,916,381

Insurance Brokers - 1.0%
       105,190  Hilb, Rogal and Hamilton Co. .................         6,093,657

Internet Brokers - 3.3%
     3,057,975  E*TRADE Group, Inc.* .........................        19,968,577

Medical - Biomedical and Genetic - 1.4%
       464,865  Inhale Therapeutic Systems, Inc.* ............         8,135,137

Medical - Drugs - 5.4%
       223,095  OSI Pharmaceuticals, Inc.* ...................        10,190,980
       476,140  Sepracor, Inc.* ..............................        22,588,082

                                                                      32,779,062

Medical - HMO - 0.9%
       135,370  Anthem, Inc.* ................................         5,669,296

Medical - Hospitals - 5.4%
       758,305  Community Health Care* .......................        18,957,625
       233,665  Tenet Healthcare Corp.* ......................        13,440,411

                                                                      32,398,036

Medical Products - 2.6%
     2,741,676  Smith & Nephew PLC ...........................        15,420,698

Oil - Field Services - 1.5%
       370,685  Halliburton Co. ..............................         9,152,213

Oil Companies - Exploration and Production - 2.4%
       253,560  Anadarko Petroleum Corp. .....................        14,465,598

Oil Companies - Integrated - 1.9%
       410,167  PanCanadian Energy Corp.
                  - New York Shares* .........................        11,426,561

Property and Casualty Insurance - 2.7%
       185,835  XL Capital Ltd. - Class A ....................        16,141,628

Radio - 3.8%
     1,379,575  Hispanic Broadcasting Corp.* .................        23,121,677

Real Estate Management/Services - 1.0%
       219,805  LNR Property Corp. ...........................         6,055,628

Reinsurance - 5.8%
        14,855  Berkshire Hathaway, Inc. - Class B* ..........        34,968,670

Resorts and Theme Parks - 0.8%
       432,490  Six Flags, Inc.* .............................         5,103,382

Retail - Bookstore - 1.6%
       257,130  Barnes and Noble, Inc.* ......................         9,449,528

Retail - Discount - 1.9%
       304,175  Costco Wholesale Corp.* ......................        11,506,940

Semiconductor Components/Integrated Circuits - 3.5%
       394,505  TriQuint Semiconductor, Inc.* ................         6,974,848
     1,527,310  Vitesse Semiconductor Corp.* .................        14,417,806

                                                                      21,392,654

Television - 0.7%
       164,765  Univision Communications, Inc. - Class A* ....  $      4,119,125

Therapeutics - 1.0%
       706,520  Amylin Pharmaceuticals, Inc.* ................         5,729,877

Transportation - Air Freight - 3.0%
     1,392,010  Atlas Air Worldwide Holdings, Inc.* ..........        17,970,849
--------------------------------------------------------------------------------
Total Common Stock (cost $485,307,100) .......................       500,691,300
--------------------------------------------------------------------------------
Repurchase Agreement - 8.2%
$   49,700,000  ABN AMRO Bank N.V., 2.63%
                  dated 10/31/01, maturing 11/1/01
                  to be repurchased at $49,703,631
                  collateralized by $55,762,926
                  in U.S. Government Agencies
                  0%-7.00%,  8/15/04-9/15/31
                  with a value of $50,694,067
                  (cost $49,700,000) .........................        49,700,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 11.8%
                Federal Home Loan Bank System:
    26,000,000    2.33%, 11/16/01 ............................        25,974,758
    45,000,000    2.25%-2.26%, 12/12/01 ......................        44,884,460
--------------------------------------------------------------------------------
Total U.S. Government Agencies (amortized cost $70,859,218) ..        70,859,218
--------------------------------------------------------------------------------
Total Investments (total cost $605,866,318) - 103.1% .........       621,250,518
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (3.1%)     (18,947,520)
--------------------------------------------------------------------------------
Net Assets - 100% ............................................  $    602,302,998
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2001

Country                       % of Investment Securities            Market Value
--------------------------------------------------------------------------------
Bermuda                                             2.6%        $     16,141,628
Brazil                                              3.9%              23,886,892
Canada                                              1.8%              11,426,561
United Kingdom                                      2.5%              15,420,698
United States++                                    89.2%             554,374,739
--------------------------------------------------------------------------------
Total                                             100.0%        $    621,250,518

++Includes Short-Term Securities (69.8% excluding Short-Term Securities)

See Notes to Schedules of Investments.

                                        Janus Equity Funds  October 31, 2001  49

Janus Overseas Fund (closed to new investors)

[PHOTO]
Helen Young Hayes
portfolio manager

[PHOTO]
Brent Lynn
portfolio manager

Janus Overseas Fund lost 37.09% for the 12-month period ended October 31, 2001. This compares with the 24.93% loss posted by its benchmark, the Morgan Stanley Capital International EAFE Index.(1)

The Fund's weak short-term performance came as a rapid slowdown in economic growth worldwide set the tone for the year. By December of 2000 a sudden and severe drop in capital spending by U.S. businesses had begun to erode earnings across a broad range of firms in the telecommunications and technology areas, including several we owned. Before long that weakness had spread overseas, with virtually all major economies in Europe showing signs of a significant slowdown in growth. The story was much the same in Asia, where many of the region's developing economies suffered from a sharp fall-off in demand from the U.S., while Japan remained mired in the depths of its decade-long recession. By autumn, it was clear that the U.S. - if not most of the rest of the world - was in danger of tipping into recession.

Stocks reacted by falling nearly across the board. Virtually all major European markets finished the year with sharp losses, while Japan's Nikkei 225 Index traded at or near lows not seen in 17 years. In the U.S., losses were most evident in the steep decline of the NASDAQ Composite Index, which lost nearly half its value during the period.

Throughout the year, we responded to this weakness by taking a more defensive stance than we have in the past. For example, in addition to maintaining a substantial cash position, we sold stocks we believed were at risk for further earnings disappointments while adding companies we believe are capable of performing well in a slow- or zero-growth environment, including several healthcare and consumer products businesses.

While the Fund's disappointing short-term performance indicates that some of the companies we owned did not hold up particularly well, several of them did, including food and consumer goods giant Unilever. The company's leading brands, which include Breyer's Ice Cream, Dove Soap and Lipton Teas to name only a few, continued to experience substantial growth and allowed Unilever to report strong earnings results throughout the year despite the deceleration in worldwide economic growth. Meanwhile, the company continued efforts to reshuffle its brand portfolio by divesting Gorton's, its marginally profitable seafood business, while at the same time acquiring premier properties such as Ben & Jerry's and Slim-Fast. Similar trends worked to the advantage of Britain's Reckitt-Benckiser. Demand for the company's diverse line of household brands - which includes such well-known names as Lysol, Woolite and French's Mustard - has remained strong throughout the downturn.

At the same time, our exposure to wireless worked against us. Late this year, leading Japanese wireless provider NTT DoCoMo scaled back high investor expectations for the October 1 launch of its "third generation" wireless data service, the first of its kind in the world. In the same period, global mobile-phone giant Vodafone consolidated its presence in the Japanese market, aggressively gaining share from market leader DoCoMo. These two catalysts combined to drive DoCoMo's shares to levels not seen since the company's public offering in October 1998.

Elsewhere, Hong Kong-listed China Mobile plunged on weak interim earnings results. The company revealed that prepaid subscribers - who currently represent the vast majority of the China Mobile's net subscriber additions - were generating fewer usage minutes and lower revenues than investors had expected.

One stock that was hit inordinately hard during the year was Porsche. The company was one of many auto manufacturers hurt by a slowing economy but received a further blow from its reputation as a luxury goods producer. While we were disappointed, we own Porsche because, with its very limited production and brand franchise, it produces a product for which demand typically far outstrips supply. Also, the company continues to generate internal operating efficiencies and is on pace to nearly double its production capacity with the introduction of a new sport utility vehicle. At the same time, pent-up demand for a newly updated (and very high-margin) model of the company's most popular sports coupe should boost Porsche's earnings growth well into next year.

In closing, a significant amount of political and economic uncertainty - particularly in the wake of the events of September 11 - has kept global markets under pressure. Immediately after the attacks, we began reworking all of the assumptions that underlie each of our investments and in a very short period of time had adjusted our financial models to account for the new, less certain reality that now confronts businesses around the globe. While we will continue to make minor adjustments as they become necessary, we are confident that each of the companies we now own have the potential to weather the current downturn.

Furthermore, central bankers around the world have acted in concert to inject massive amounts of liquidity in an effort to stave off worldwide recession. That, together with the fact that more than a year of difficult market performance has left valuations at extremely compelling levels, allows us to look ahead to the coming year with a growing sense of optimism.

Thank you for your continued investment in Janus Overseas Fund.

(1) Both returns include reinvested dividends and distributions. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

50  Janus Equity Funds  October 31, 2001

Portfolio Profile
(% of Net Assets)                           October 31, 2001    October 31, 2000
--------------------------------------------------------------------------------
Equities                                               86.2%               86.8%
  Foreign                                              84.7%               81.6%
Top 10 Equities                                        24.9%               28.4%
Number of Stocks                                         120                 113
Cash and Cash Equivalents                              13.8%               13.2%

Top 5 Industries
                                            October 31, 2001    October 31, 2000
--------------------------------------------------------------------------------
Oil Companies - Integrated                              8.3%                3.6%
Medical - Drugs                                         8.0%                3.3%
Cellular Telecommunications                             7.0%               12.0%
Diversified Operations                                  6.1%                4.7%
Telephone - Integrated                                  3.2%                5.7%

Top 5 Countries
                                            October 31, 2001    October 31, 2000
--------------------------------------------------------------------------------
United Kingdom                                         13.6%               15.0%
Japan                                                  10.8%               11.0%
Netherlands                                             8.8%                3.8%
Switzerland                                             6.9%                1.6%
France                                                  5.8%                6.1%

Top 10 Equity Holdings
                                            October 31, 2001    October 31, 2000
--------------------------------------------------------------------------------
Tyco International, Ltd.                                4.6%                1.7%
NTT DoCoMo, Inc.                                        3.5%                3.8%
Total Fina Elf                                          2.8%                2.0%
Reckitt Benckiser PLC                                   2.6%                0.5%
Telefonos de Mexico S.A. (ADR)                          2.2%                2.7%
Koninklijke Ahold N.V                                   2.0%                  --
Banco Bilbao Vizcaya Argentaria S.A.                    1.9%                1.7%
Takeda Chemical Industries, Ltd.                        1.8%                1.3%
Reliance Industries, Ltd.                               1.8%                1.3%
China Mobile, Ltd.                                      1.7%                3.6%

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Overseas Fund and the Morgan Stanley Capital International EAFE Index. Janus Overseas Fund is represented by a shaded area of blue. The Morgan Stanley Capital International EAFE Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 2, 1994, through October 31, 2001. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Overseas Fund ($22,815) as compared to the Morgan Stanley Capital International EAFE Index ($11,810).

Average Annual Total Return
for the periods ended October 31, 2001
One Year      Five Year      Since 5/2/94*
(37.09)%      8.63%          11.62%

Janus Overseas Fund - $22,815

Morgan Stanley Capital International EAFE Index - $11,810

*The Fund's inception date.
Source - Lipper, Inc. 2001.
See "Explanation of the Charts and Tables."

In recent years, returns have sustained significant gains and losses due to market volatility in the technology sector. Due to recent market volatility, certain funds may have an increased position in cash for temporary defensive purposes. Due to market volatility, current performance may be lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return includes reinvestment of dividends, distributions and capital gains.

The Morgan Stanley Capital International EAFE Index is defined as an international index measuring market performance of 20 countries in Europe, Australasia, and the Far East. It's divided into 8 economic sectors and 38 industry groups; managed by Morgan Stanley Capital International. The National Association of Securities Dealers Automated Quotation (NASDAQ) System is a nationwide computerized quotation system for over 5,500 over-the-counter stocks. The NASDAQ index is compiled of more than 4,800 stocks that are traded via this system. The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Common Stock - 83.1%
Advertising Services - 0.2%
     1,385,803  WPP Group PLC** ..............................  $     12,485,439

Aerospace and Defense - 0.7%
     1,748,685  Embraer-Empresa Brasileira de
                  Aeronautica S.A. (ADR) .....................        30,007,435
       407,387  European Aeronautic Defence and Space Co.** ..         4,733,258

                                                                      34,740,693

Applications Software - 0.6%
       197,690  Infosys Technologies, Ltd. ...................  $     12,005,162
     6,954,456  Satyam Computer Services, Ltd. ...............        20,331,523

                                                                      32,336,685

Audio and Video Products - 0.5%
       685,100  Sony Corp.** .................................        25,914,080

Automotive - Cars and Light Trucks - 0.4%
       593,706  BMW A.G.** ...................................        17,646,097

See Notes to Schedules of Investments.

                                        Janus Equity Funds  October 31, 2001  51

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Beverages - Wine and Spirits - 1.0%
     5,158,394  Diageo PLC** .................................  $     51,500,642

Brewery - 2.2%
       234,174  Heineken N.V.** ..............................         8,615,769
     2,113,175  Interbrew Brews Beer Co.** ...................        54,890,098
     5,897,000  Kirin Brewery Company, Ltd.** ................        44,900,159

                                                                     108,406,026

Broadcast Services and Programming - 1.6%
     2,664,200  Grupo Televisa S.A. (GDR)*,** ................        81,124,890

Building - Heavy Construction - 0.3%
       113,627  Technip-Coflexip S.A.** ......................        12,853,887

Cable Television - 1.3%
     3,589,877  Shaw Communications, Inc. - Class B** ........        66,204,337

Cellular Telecommunications - 7.0%
     2,819,175  America Movil S.A. de C.V. - Series L (ADR)**         42,287,625
    14,136,450  China Mobile, Ltd.*,** .......................        42,862,222
     2,803,310  China Mobile, Ltd. (ADR)*,** .................        42,666,378
        12,885  NTT DoCoMo, Inc.** ...........................       174,740,411
       460,713  Rogers Communications, Inc. - Class B*,** ....         6,124,062
    18,253,537  Vodafone Group PLC** .........................        42,606,872

                                                                     351,287,570

Chemicals - Diversified - 0.4%
       445,911  Akzo Nobel N.V.** ............................        18,293,628

Chemicals - Specialty - 0.8%
       811,694  Syngenta A.G.*,** ............................        41,507,306

Commercial Banks - 0.7%
       113,920  Julius Baer Holding, Ltd.** ..................        34,813,385

Computer Services - 0.6%
     5,883,126  Computershare Ltd. ...........................        14,935,125
     5,140,164  Getronics N.V.** .............................        13,703,515

                                                                      28,638,640

Computers - 1.0%
   122,684,000  Legend Holdings, Ltd.** ......................        51,511,287

Decision Support Software - 0.1%
       196,876  Thiel Logistik A.G.*,** ......................         3,693,561

Diversified Financial Services - 0.8%
       974,518  Deutsche Boerse A.G.**,+ .....................        33,879,770
       460,293  Euronext*,** .................................         7,690,270

                                                                      41,570,040

Diversified Operations - 6.1%
     8,081,144  BBA Group PLC** ..............................        26,034,501
     3,290,605  Bombardier, Inc. - Class B** .................        21,362,178
     2,535,000  Citic Pacific, Ltd.** ........................         5,199,973
       413,746  Siemens A.G.** ...............................        19,824,796
     4,698,850  Tyco International, Ltd. .....................       230,901,489

                                                                     303,322,937

Electronic Components - 0.6%
       883,744  Koninklijke (Royal) Philips Electronics N.V.**        20,089,962
        75,040  Samsung Electronics Company, Ltd.** ..........        10,053,621

                                                                      30,143,583

Electronic Components - Semiconductors - 1.8%
       183,500  Rohm Company, Ltd.** .........................  $     19,533,557
     2,332,534  STMicroelectronics N.V.** ....................        65,966,116
       185,863  STMicroelectronics N.V. - New York Shares** ..         5,198,588

                                                                      90,698,261

Electronic Security Devices - 0.7%
    17,590,169  Chubb PLC** ..................................        35,867,953

Engineering - Research and Development - 0.3%
       308,355  Altran Technologies S.A.** ...................        14,163,952

Finance - Mortgage Loan Banker - 0.3%
       963,331  Housing Development Finance
                  Corp., Ltd. (HDFC) .........................        14,015,366

Food - Diversified - 2.1%
     1,536,579  Orkla A.S.A ..................................        25,605,469
     1,542,774  Unilever N.V.** ..............................        80,870,212

                                                                     106,475,681

Food - Retail - 2.8%
     3,449,899  Koninklijke Ahold N.V.** .....................        97,131,175
     8,026,362  Safeway PLC** ................................        40,720,672

                                                                     137,851,847

Hotels and Motels - 1.0%
     1,030,380  Accor S.A.** .................................        32,360,309
     1,009,505  Fairmont Hotels & Resorts, Inc.*,** ..........        17,987,335

                                                                      50,347,644

Human Resources - 1.5%
     6,676,592  Capita Group PLC** ...........................        42,237,838
     4,597,363  Michael Page International PLC** .............         7,555,180
     1,913,543  Vedior N.V.**,# ..............................        17,579,304
       769,259  Vedior N.V.** ................................         7,067,016

                                                                      74,439,338

Internet Security - 0.5%
       814,367  Check Point Software Technologies, Ltd.* .....        24,040,114

Investment Management and Advisory Services - 1.0%
       983,244  Amvescap PLC** ...............................        11,725,537
       542,109  MLP A.G.** ...................................        35,887,007

                                                                      47,612,544

Machinery - Electrical - 0.4%
       562,070  Schneider Electric S.A.** ....................        22,517,412

Medical - Biomedical and Genetic - 0.4%
       233,239  Cambridge Antibody Technology
                  Group PLC*,**,# ............................         5,705,382
     1,973,595  Oxford GlycoSciences PLC*,**,# ...............        13,633,559

                                                                      19,338,941

Medical - Drugs - 8.0%
     1,174,619  AstraZeneca Group PLC** ......................        52,973,220
       589,000  Eisai Co., Ltd.** ............................        15,061,231
       233,561  GlaxoSmithKline PLC** ........................         6,283,905
       243,464  Recordati S.p.A.** ...........................         4,561,014
     1,008,900  Roche Holding A.G.** .........................        69,973,253
       429,898  Sanofi-Synthelabo S.A.** .....................        28,361,967
       134,018  Schering A.G.** ..............................         6,880,203
        75,438  Serono S.A. - Class B** ......................        59,643,365
     1,846,000  Takeda Chemical Industries, Ltd.** ...........        89,430,824
       215,805  Teva Pharmaceutical Industries, Ltd. (ADR) ...        13,336,749
     1,837,000  Yamanouchi Pharmaceutical Company, Ltd.** ....        54,477,432

                                                                     400,983,163

See Notes to Schedules of Investments.

52  Janus Equity Funds  October 31, 2001

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Medical Products - 1.1%
     9,331,583  Smith & Nephew PLC** .........................  $     52,485,971

Metal Processors and Fabricators - 0.9%
     4,125,356  Assa Abloy A.B. - Class B ....................        47,131,188

Miscellaneous Distribution/Wholesale - 0.2%
     9,242,000  Li & Fung, Ltd.** ............................         8,827,250

Money Center Banks - 2.8%
     8,547,007  Banco Bilbao Vizcaya Argentaria S.A.** .......        95,686,016
       831,595  Lloyds TSB Group PLC** .......................         8,401,251
     3,429,594  Standard Chartered PLC** .....................        34,265,497

                                                                     138,352,764

Multi-Line Insurance - 2.8%
     2,719,976  Aegon N.V.** .................................        68,349,062
     1,479,736  Axa** ........................................        32,385,738
       180,615  Zurich Financial Services A.G.** .............        41,368,631

                                                                     142,103,431

Multimedia - 0.4%
     1,128,382  Corus Entertainment, Inc. - Class B*,** ......        18,704,429

Oil - Field Services - 1.5%
     1,528,055  Schlumberger, Ltd. ...........................        73,988,423

Oil Companies - Integrated - 6.8%
       612,226  BP Amoco PLC** ...............................         4,941,540
     2,456,158  Husky Energy, Inc.** .........................        27,865,148
     1,459,898  PanCanadian Energy Corp.** ...................        40,670,296
       149,982  PanCanadian Energy Corp.
                  - New York Shares*,** ......................         4,154,502
   134,462,500  PetroChina Company, Ltd.** ...................        25,340,880
     1,806,440  Petroleo Brasileiro S.A. (ADR) ...............        36,128,800
       755,565  Repsol - YPF S.A.** ..........................        10,956,226
        29,994  Royal Dutch Petroleum Co.** ..................         1,526,322
       166,840  Royal Dutch Petroleum Co.
                  - New York Shares** ........................         8,427,089
     1,256,433  Suncor Energy, Inc.** ........................        38,328,096
     1,000,104  Total Fina Elf** .............................       140,518,352

                                                                     338,857,251

Oil Refining and Marketing - 0.3%
     1,837,000  TonenGeneral Sekiyu K.K.** ...................        14,767,436

Optical Supplies - 0.6%
       505,000  Hoya Corp.** .................................        30,158,490

Petrochemicals - 1.8%
    16,694,577  Reliance Industries, Ltd. ....................        88,847,535

Property and Casualty Insurance - 0.1%
       566,000  Tokio Marine & Fire Insurance
                  Company, Ltd.** ............................         4,628,618

Publishing - Books - 0.3%
       679,683  Elsevier N.V.** ..............................         7,903,072
       629,408  Reed International PLC** .....................         5,153,452

                                                                      13,056,524

Publishing - Newspapers - 1.0%
     4,095,195  Pearson PLC** ................................        49,142,284

Publishing - Periodicals - 0.8%
     1,831,744  Wolters Kluwer N.V.** ........................        38,473,049

Reinsurance - 0.7%
        47,216  Muenchener Rueckversicherungs-
                  Gesellschaft A.G.** ........................  $     12,460,059
       229,838  Swiss Re** ...................................        23,647,043

                                                                      36,107,102

Security Services - 1.1%
     3,389,192  Securitas A.B. - Class B .....................        56,567,268

Semiconductor Components/Integrated Circuits - 0.3%
     9,286,000  Taiwan Semiconductor Manufacturing
                  Company, Ltd.* .............................        16,406,840

Semiconductor Equipment - 1.1%
     1,227,382  ASM Lithography Holding N.V.*,** .............        17,687,360
     1,651,675  ASM Lithography Holding N.V.
                  - New York Shares*,** ......................        23,751,087
       331,900  Tokyo Electron, Ltd.** .......................        13,638,797

                                                                      55,077,244

Soap and Cleaning Preparations - 2.6%
     9,183,069  Reckitt Benckiser PLC** ......................       128,208,455

Telecommunication Equipment - 1.5%
     3,034,921  Datacraft Asia, Ltd. .........................         9,833,144
     1,675,691  Nokia Oyj** ..................................        35,059,558
     1,481,171  Nokia Oyj (ADR)** ............................        30,378,817

                                                                      75,271,519

Telecommunication Services - 0.9%
     1,438,425  Amdocs, Ltd.*,** .............................        37,557,277
     6,899,705  Energis PLC*,** ..............................         7,199,627

                                                                      44,756,904

Telephone - Integrated - 3.2%
     4,142,401  Telefonica S.A.*,** ..........................        49,770,414
     3,189,180  Telefonos de Mexico S.A. (ADR)** .............       108,623,471

                                                                     158,393,885

Television - 0.8%
    12,938,000  Television Broadcasts, Ltd.** ................        38,150,317

Tobacco - 1.3%
         8,109  Japan Tobacco, Inc.** ........................        52,997,835
     1,419,285  Korea Tobacco & Ginseng Corp.**,+ ............        10,516,902

                                                                      63,514,737

Transportation - Railroad - 0.5%
       249,935  Canadian National Railway Co.** ..............        10,018,824
       430,690  Canadian National Railway Co.
                  - New York Shares** ........................        17,055,324

                                                                      27,074,148
--------------------------------------------------------------------------------
Total Common Stock (cost $4,304,991,760) .....................     4,145,399,991
--------------------------------------------------------------------------------
Preferred Stock - 3.1%
Automotive - Cars and Light Trucks - 1.6%
       280,563  Porsche A.G.** ...............................        78,334,915

Oil Companies - Integrated - 1.5%
     3,958,365  Petroleo Brasileiro S.A. (ADR) ...............        76,000,608
--------------------------------------------------------------------------------
Total Preferred Stock (cost $161,085,935) ....................       154,335,523
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

                                        Janus Equity Funds  October 31, 2001  53

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Short-Term Corporate Note - 0.5%
$   25,000,000  United Parcel Service, Inc.
                  2.37%, 11/1/01
                  (amortized cost $25,000,000) ...............  $     25,000,000
--------------------------------------------------------------------------------
Time Deposit - 2.5%
   124,600,000  Societe Generale
                  2.65%, 11/1/01
                  (cost $124,600,000) ........................       124,600,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 9.8%
                Fannie Mae:
   100,000,000    3.95%, 1/24/02 .............................        99,500,000
    25,000,000    3.26%, 3/20/02 .............................        24,812,500
    50,000,000    2.14%, 4/4/02 ..............................        49,562,500
                Federal Farm Credit Bank
    50,000,000    3.29%, 2/28/02 .............................        49,687,500
                Federal Home Loan Bank System:
    50,000,000    2.32%, 11/9/01 .............................        49,974,222
    40,000,000    2.39%, 11/20/01 ............................        39,949,544
    50,000,000    2.25%, 11/30/01 ............................        49,909,375
    75,000,000    2.33%, 12/21/01 ............................        74,757,292
                Freddie Mac
    50,000,000    2.22%, 1/30/02 .............................        49,750,000
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $487,075,100) ...........       487,902,933
--------------------------------------------------------------------------------
Total Investments (cost $5,102,752,795) - 99.0% ..............     4,937,238,447
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 1.0%         51,398,522
--------------------------------------------------------------------------------
Net Assets - 100% ............................................  $  4,988,636,969
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2001

Country                       % of Investment Securities            Market Value
--------------------------------------------------------------------------------
Australia                                           0.3%        $     14,935,125
Belgium                                             1.1%              54,890,098
Bermuda                                             4.7%             230,901,489
Brazil                                              2.9%             142,136,843
Canada                                              5.5%             268,474,531
Finland                                             1.3%              65,438,375
France                                              5.8%             287,894,874
Germany                                             4.2%             204,912,848
Hong Kong                                           4.3%             214,558,307
India                                               2.7%             135,199,585
Israel                                              0.8%              37,376,863
Italy                                               0.1%               4,561,014
Japan                                              10.9%             540,248,871
Luxembourg                                          0.1%               3,693,561
Mexico                                              4.7%             232,035,986
Netherlands                                         8.9%             437,157,891
Norway                                              0.5%              25,605,469
Singapore                                           0.2%               9,833,144
South Korea                                         0.4%              20,570,522
Spain                                               3.2%             156,412,657
Sweden                                              2.1%             103,698,455
Switzerland                                         6.9%             342,117,687
Taiwan                                              0.3%              16,406,840
United Kingdom                                     13.7%             676,686,056
United States++                                    14.4%             711,491,356
--------------------------------------------------------------------------------
Total                                             100.0%        $  4,937,238,447

++Includes Short-Term Securities (1.5% excluding Short-Term Securities)

Forward Currency Contracts, Open at October 31, 2001

Currency Sold and                  Currency          Currency         Unrealized
Settlement Date                  Units Sold   Value in $ U.S.        Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 11/9/01            85,325,000    $  124,105,213    $   (1,561,904)
British Pound 2/7/02             11,400,000        16,496,940           (51,186)
British Pound 4/26/02            62,500,000        90,081,250        (1,789,188)
British Pound 5/10/02            68,000,000        97,858,800            129,200
Canadian Dollar 11/16/01         33,100,000        20,856,963            391,087
Canadian Dollar 2/7/02           14,300,000         9,005,038            211,849
Euro 11/9/01                    145,100,000       130,590,000          (534,733)
Euro 11/16/01                   166,200,000       149,546,760        (1,226,954)
Euro 1/22/02                    110,000,000        98,725,000          (825,000)
Euro 2/7/02                      40,400,000        36,238,800            192,910
Euro 4/26/02                    163,600,000       146,422,000        (1,280,852)
Euro 5/10/02                    156,800,000       140,182,336          1,047,424
Hong Kong Dollar
  11/16/01                    1,262,000,000       161,813,543             43,582
Hong Kong Dollar
  2/7/02                        118,000,000        15,129,951                194
Japanese Yen 11/9/01            800,000,000         6,537,000            171,483
Japanese Yen 1/22/02          4,700,000,000        38,583,509             36,047
Japanese Yen 2/7/02           3,600,000,000        29,580,135            954,216
Japanese Yen 4/26/02         31,470,000,000       259,675,319          (520,421)
Japanese Yen 5/10/02         10,220,000,000        84,386,792            285,950
Mexican Peso 4/26/02            701,000,000        72,473,507            213,420
South Korean Won
  1/28/02                    12,200,000,000         9,359,417           (30,476)
Swiss Franc 11/9/01              77,300,000        47,347,789        (1,172,001)
Swiss Franc 11/16/01             51,800,000        31,728,530        (1,816,946)
Swiss Franc 4/26/02             112,100,000        68,751,916        (1,066,035)
--------------------------------------------------------------------------------
Total                                          $1,885,476,508    $   (8,198,334)

See Notes to Schedules of Investments.

54  Janus Equity Funds  October 31, 2001

Janus Special Situations Fund

[PHOTO]
David Decker
portfolio manager

For the fiscal year ended October 31, 2001, Janus Special Situations Fund lost 34.49%, lagging its benchmark, which returned a negative 24.83%.(1)

While the period up until September 10 was difficult as the market searched for signs of an economic bottom, September 11 threw an already tenuous economy into disarray. It is difficult to convey my feelings about the events, as I know that many readers of this letter have suffered great personal and economic losses. I would, however, like to convey my deepest condolences to those who suffered personally as a result of the events. While the aftermath of the attacks led to a severe capital loss in Janus Special Situations Fund, we're working to find investment opportunities that will create long-term value for you, our shareholders. I am increasingly optimistic about the market in general, not because I see signs of an economic recovery, but because in many cases I believe that valuations have reached levels that reflect the risk of an extended period of weakness. As a result, the opportunity for reward more than offsets the risk for return, leading me to believe that excellent long term investments can be made, irrespective of the near-term outlook.

A significant disappointment in the period was Advanced Micro Devices. Following a very strong performance in the beginning of the year the number two maker of computer microprocessors lost all of its gains, and then declined an additional 50% to its low. The company's price war with Intel was much more severe than I had anticipated and resulted in a significant weakening of AMD's earnings and cash flow. Despite an environment that we expect to remain difficult for some time, we believe AMD's ability to maintain unit market share demonstrated the excellent job it had done to reposition itself to compete with Intel. Furthermore, we believe that coming out of this downturn, AMD's fundamentals will reflect its enhanced business model and an improvement in its market value will follow over time.

The primary change we made in the past six months was a significant increase in the holdings of media properties, which now represent approximately 15% of the Fund. Following the events of September 11, Viacom, along with Clear Channel Communications, Westwood One and Lamar Advertising collapsed to levels that simply didn't make sense. While the market is and remains weak, the true value of a firm is only partially a function of its near-term results. Therefore, we felt that these companies' market valuations reflected excessively short-term thinking. When panic resulted in the market offering that stream of cash flow at what we believed were extremely attractive prices, we chose to aggressively exploit those opportunities. From an investment perspective, we are particularly fond of media companies because of the substantial levels of free cash flow they typically generate. Is the advertising market clearly improving? No. However, from our perspective the valuations of the stocks more than reflected that fact.

We believe that special-situation investing is a process of capitalizing on opportunities provided by the market when short-term thinking obscures long-term value. The events of September 11 resulted in substantially depressed valuations. In some cases, in our view, the reactions were correct, given the magnitude of the prolonged impact on company fundamentals. In other cases, however, like the media names discussed above, we believe the long-term impact on the fundamentals was not as severe as the short-term impact on the market value.

The performance of Janus Special Situations Fund results from the value created by each of the individual holdings that make up the Fund. As always, we carefully research each of the companies before any investment is made. I have the utmost confidence that we have chosen the right ones to create value for you, the shareholder.

Thank you for your continued confidence in Janus Special Situations Fund.

(1) Both returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                        Janus Equity Funds  October 31, 2001  55

Portfolio Profile
(% of Net Assets)                           October 31, 2001    October 31, 2000
--------------------------------------------------------------------------------
Equities                                              100.4%               99.5%
  Foreign                                               9.5%               18.6%
Top 10 Equities                                        49.1%               43.8%
Number of Stocks                                          37                  59
Cash, Cash Equivalents and
  Fixed-Income Securities                             (0.4)%                0.5%

Top 5 Industries
                                            October 31, 2001    October 31, 2000
--------------------------------------------------------------------------------
Multimedia                                              6.7%                8.8%
Oil Companies - Exploration
  and Production                                        6.6%                0.9%
Electronic Design Automation                            6.3%                  --
Pipelines                                               6.2%                4.8%
Computer Services                                       4.9%                1.5%

Top 10 Equity Holdings
                                            October 31, 2001    October 31, 2000
--------------------------------------------------------------------------------
Viacom, Inc. - Class B                                  6.7%                3.4%
Cadence Design Systems, Inc.                            6.3%                1.9%
El Paso Corp.                                           6.2%                  --
Ceridian Corp.                                          4.9%                1.5%
Earthlink, Inc.                                         4.7%                  --
Clear Channel Communications, Inc.                      4.4%                  --
Becton, Dickinson and Co.                               4.2%                1.5%
SK Corp.                                                4.1%                2.5%
Apple Computer, Inc.                                    4.0%                1.7%
Arbitron, Inc.                                          3.6%                  --

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Special Situations Fund and the S&P 500 Index. Janus Special Situations Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, December 31, 1996, through October 31, 2001. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Special Situations Fund ($17,129) as compared to the S&P 500 Index ($15,308).

Average Annual Total Return
for the periods ended October 31, 2001
One Year      Since 12/31/96*
(34.49)%      11.78%

Janus Special Situations Fund - $17,129

S&P 500 Index - $15,308

*The Fund's inception date.
Source - Lipper, Inc. 2001.
See "Explanation of the Charts and Tables."

In recent years, returns have sustained significant gains and losses due to market volatility in the technology sector. Due to market volatility, current performance may be lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return includes reinvestment of dividends, distributions and capital gains.

Standard & Poor's (S&P) is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The S&P 500 is an index of 500 major, large-cap US corporations. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

The Fund buys stock in overlooked or underappreciated companies of any size, in any sector. Overlooked and underappreciated stocks present special risks.

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Common Stock - 100.4%
Advertising Sales - 0.9%
       260,320  Lamar Advertising Co.* .......................  $      8,174,048

Apparel Manufacturers - 0.4%
        71,005  Liz Claiborne, Inc. ..........................         3,230,728

Automotive - Truck Parts and Equipment - 3.3%
     1,369,310  Delphi Automotive Systems Corp. ..............        15,897,689
     1,303,800  Visteon Corp. ................................        15,515,220

                                                                      31,412,909

Broadcast Services and Programming - 4.4%
     1,090,000  Clear Channel Communications, Inc.* ..........  $     41,550,800

Building Products - Cement and Aggregate - 0.6%
       256,090  Cemex S.A. (ADR) .............................         5,890,070

Casino Hotels - 1.2%
     1,382,595  Station Casinos, Inc.* .......................        11,351,105

Chemicals - Specialty - 0.9%
       334,060  Cytec Industries, Inc.* ......................         7,994,056

Commercial Services - 3.6%
     1,262,321  Arbitron, Inc.* ..............................        34,082,667

See Notes to Schedules of Investments.

56  Janus Equity Funds  October 31, 2001

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Commercial Services - Financial - 3.6%
       974,075  Moody's Corp. ................................  $     33,819,884

Computer Services - 4.9%
     2,790,620  Ceridian Corp.* ..............................        46,017,324

Computers - 4.0%
     2,139,580  Apple Computer, Inc.* ........................        37,571,025

Cosmetics and Toiletries - 2.5%
       820,880  International Flavors & Fragrances, Inc. .....        23,403,289

Diversified Financial Services - 3.3%
       686,945  Citigroup, Inc. ..............................        31,269,736

Diversified Operations - 0.7%
       208,000  Honeywell International, Inc. ................         6,146,400

Electronic Components - Semiconductors - 2.2%
     2,116,110  Advanced Micro Devices, Inc.* ................        20,822,522

Electronic Design Automation - 6.3%
     2,785,610  Cadence Design Systems, Inc.* ................        58,887,795

Finance - Investment Bankers/Brokers - 1.4%
       216,635  Lehman Brothers Holdings, Inc. ...............        13,531,022

Internet Brokers - 1.8%
     2,554,556  E*TRADE Group, Inc.* .........................        16,681,251

Internet Security - 3.2%
       551,340  Symantec Corp.* ..............................        30,318,187

Life and Health Insurance - 0.1%
        57,980  The Principal Financial Group, Inc.* .........         1,304,550

Medical Products - 4.2%
     1,117,185  Becton, Dickinson and Co. ....................        39,995,223

Multimedia - 6.7%
     1,714,350  Viacom, Inc. - Class B* ......................        62,590,918

Oil Companies - Exploration and Production - 6.6%
       585,000  Anadarko Petroleum Corp. .....................        33,374,250
       315,000  Burlington Resources, Inc. ...................        11,733,750
     1,503,075  Magnum Hunter Resources, Inc.*,# .............        16,518,794

                                                                      61,626,794

Oil Refining and Marketing - 4.1%
     4,294,430  SK Corp. .....................................        38,301,669

Petrochemicals - 3.0%
     5,208,741  Reliance Industries, Ltd. ....................        27,720,606

Pipelines - 6.2%
     1,183,185  El Paso Corp. ................................        58,047,056

Publishing - Periodicals - 1.2%
       916,900  Playboy Enterprises, Inc. - Class B* .........        11,552,940

Radio - 2.1%
       820,920  Westwood One, Inc.* ..........................        19,529,687

Recreational Centers - 3.3%
     1,691,905  Bally Total Fitness Holding Corp.*,# .........        31,232,566

Reinsurance - 1.0%
         4,070  Berkshire Hathaway, Inc. - Class B* ..........         9,580,780

Retail - Toy Store - 2.8%
     1,387,060  Toys "R" Us, Inc.* ...........................        26,354,140

Television - 1.9%
     1,147,500  SBS Broadcasting S.A.*,# .....................  $     17,384,625

Toys - 3.3%
     1,660,000  Mattel, Inc. .................................        31,423,800

Web Portals/Internet Service Provider - 4.7%
     3,002,475  EarthLink, Inc.* .............................        43,986,259
--------------------------------------------------------------------------------
Total Common Stock (cost $1,024,550,616) .....................       942,786,431
--------------------------------------------------------------------------------
Corporate Bonds - 0%
Retail - Discount - 0%
$    6,700,000  Ames Department Stores, Inc., 10.00%
                  senior notes, due 4/15/06(pi)
                  (cost $3,139,242) ..........................           100,500
--------------------------------------------------------------------------------
Repurchase Agreement - 0.5%
$    4,200,000  ABN AMRO Bank N.V., 2.63%
                  dated 10/31/01, maturing 11/1/01
                  to be repurchased at $4,200,307
                  collateralized by $4,712,360
                  in U.S. Government Agencies
                  0%-7.00%,  8/15/04-9/15/31
                  with a value of $4,284,006
                  (cost $4,200,000) ..........................         4,200,000
--------------------------------------------------------------------------------
Total Investments (total cost $1,031,889,858) - 100.9% .......       947,086,931
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.9%)      (8,166,460)
--------------------------------------------------------------------------------
Net Assets - 100% ............................................  $    938,920,471
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

                                        Janus Equity Funds  October 31, 2001  57

Summary of Investments by Country, October 31, 2001

Country                       % of Investment Securities            Market Value
--------------------------------------------------------------------------------
India                                               2.9%        $     27,720,606
Luxembourg                                          1.8%              17,384,625
Mexico                                              0.6%               5,890,070
South Korea                                         4.1%              38,301,669
United States++                                    90.6%             857,789,961
--------------------------------------------------------------------------------
Total                                             100.0%        $    947,086,931

++Includes Short-Term Securities (90.1% excluding Short-Term Securities)

See Notes to Schedules of Investments.

58  Janus Equity Funds  October 31, 2001

Janus Strategic Value Fund

[PHOTO]
David Decker
portfolio manager

For the twelve months ended October 31, 2001, Janus Strategic Value Fund's decline of 23.61% was in line with its benchmark, the S&P 500 Index's loss of 24.83%.(1)

The fiscal year 2001 proved to be very difficult for investors and businesses alike as the economy slowed dramatically. While the market searched for signs of an economic bottom, September 11 threw an already tenuous economy into disarray. It is difficult to convey my feelings about the events, as I know that many readers of this letter have suffered great personal and economic losses. I would, however, like to convey my deepest condolences to those who suffered personally as a result of the events.

While the Fund has rallied back from the severe capital loss that accompanied the attacks, the damage was, nonetheless, severe. Our team continues to make every effort to find investment opportunities that have been created by the upheaval. I am increasingly confident that while the economic recovery isn't necessarily at hand, valuations more than reflect the current uncertainty in many cases.

The severe market reaction to the events, while understandable, did create valuation discrepancies on which we have been actively trying to capitalize. We approach valuation as a function of cash flows. In other words, does the company generate strong free cash flow and does management reinvest that cash flow at a high rate of return? In some areas like media, valuation rarely gets to levels that we believe present a compelling relationship between risk and reward. However, companies such as Viacom and Clear Channel Communications saw declines in their market values go substantially below their intrinsic values. These companies are all strong generators of cash with very solid management teams. For us, the issue has always been valuation. We felt that following September 11, the market valuation increasingly reflected the short-term outlook and not the intrinsic value of the cash flows these companies will generate over time. We therefore built substantial positions in each.

From our perspective, failed takeover of Honeywell by General Electric provided a unique opportunity to buy the diversified manufacturer at a discounted price. Honeywell will certainly suffer along with all companies involved in commercial aerospace. However, we have tremendous confidence in new CEO Larry Bossidy's ability to restructure the company and help it generate substantially greater cash flow, at a higher rate of return, than it has to date. We feel the current valuation does not reflect this opportunity.

We also increased our position in Teekay Shipping, a leading transporter of petroleum and crude products. Following a tremendous increase in market value earlier this year, lower freight rates due to weaker oil demand led to a substantial decline in the company's market value. While the market continues to be weak and potential OPEC supply cuts could further damage the environment for freight rates, we believe the company's market value is below what its ships alone are worth. Given Teekay's ability to generate substantial free cash flow in an improved environment, we felt that buying the assets at a severe discount to their true value will potentially provide excellent return with limited downside risk.

Following a solid first half of the year, Advanced Micro Devices suffered a severe correction in its market value as a result of a brutal price war for microprocessors with Intel, its leading competitor. Despite the likely continued difficult environment, we decided to stick with the position due to our belief that AMD has substantially improved its competitive position in the market, which has not been reflected in its market value. Furthermore, we are particularly encouraged by AMD's ability to maintain market share despite the price war.

Valuing cash flows is fundamentally a function of the confidence one has in the consistency of those cash flows. The higher the confidence in those cash flows, the more we are willing to pay. However, as was the case with Teekay Shipping, we will invest in companies with volatile cash flows if we can buy them at what we feel is an attractive price.

As I stated earlier, although I believe that in many cases valuations reflect the riskiness of the current environment, volatility is certain to persist. We nonetheless are confident that the stocks that represent the Fund today offer downside support, yet are positioned to capitalize on the disconnect between intrinsic and market value.

Thank you for your continued confidence in Janus Strategic Value Fund.

(1) Both returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                        Janus Equity Funds  October 31, 2001  59

Portfolio Profile
(% of Net Assets)                           October 31, 2001    October 31, 2000
--------------------------------------------------------------------------------
Equities                                               98.4%               99.8%
  Foreign                                              14.1%               11.4%
    European                                            1.0%                2.0%
Number of Stocks                                          47                  65
Top 10 Equities                                        44.1%               38.1%
Cash, Cash Equivalents and
  Fixed-Income Securities                               1.6%                0.2%

Top 5 Industries
                                            October 31, 2001    October 31, 2000
--------------------------------------------------------------------------------
Pipelines                                              11.8%                3.1%
Oil Companies - Exploration
  and Production                                        7.5%                2.3%
Automotive - Truck Parts
  and Equipment                                         4.9%                4.1%
Building Products - Cement
  and Aggregate                                         4.8%                1.5%
Multimedia                                              4.5%                0.7%

Top 10 Equity Holdings
                                            October 31, 2001    October 31, 2000
--------------------------------------------------------------------------------
El Paso Corp.                                           7.8%                  --
Cemex S.A. de C.V. (ADR)                                4.8%                1.5%
Cadence Design Systems, Inc.                            4.4%                2.4%
Viacom, Inc. - Class B                                  4.1%                  --
Lehman Brothers Holdings, Inc.                          4.0%                  --
Becton, Dickinson and Co.                               3.9%                1.6%
Citigroup, Inc.                                         3.9%                0.5%
Packaging Corp. of America                              3.8%                1.2%
Ceridian Corp.                                          3.7%                2.0%
Apple Computer, Inc.                                    3.7%                0.8%

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Strategic Value Fund and the S&P 500 Index. Janus Strategic Value Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, February 29, 2000, through October 31, 2001. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Strategic Value Fund ($8,624) as compared to the S&P 500 Index ($7,915).

Average Annual Total Return
for the periods ended October 31, 2001
One Year      Since 2/29/00*
(23.61)%      (8.47)%

Janus Strategic Value Fund - $8,624

S&P 500 Index - $7,915

*The Fund's inception date.
Source - Lipper, Inc. 2001.
See "Explanation of the Charts and Tables."

Due to market volatility, current performance may be lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return includes reinvestment of dividends, distributions and capital gains.

Standard & Poor's (S&P) is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The S&P 500 is an index of 500 major, large-cap US corporations. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

This Fund is designed for long-term investors who can accept the special risks associated with value investing.

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Common Stocks - 98.4%
Advertising Sales - 0.9%
       536,505  Lamar Advertising Co.* .......................  $     16,846,257

Aerospace and Defense-Equipment - 0.6%
       132,240  Alliant Techsystems, Inc.* ...................        11,539,262

Apparel Manufacturers - 0.3%
       146,750  Liz Claiborne, Inc. ..........................         6,677,125

Automotive - Cars and Light Trucks - 1.2%
     5,391,000  Nissan Motor Company, Ltd. ...................  $     23,782,852

Automotive - Truck Parts and Equipment - 4.9%
     3,327,290  Delphi Automotive Systems Corp. ..............        38,629,837
     1,085,690  Lear Corp.* ..................................        33,330,683
     1,939,955  Visteon Corp. ................................        23,085,465

                                                                      95,045,985

See Notes to Schedules of Investments.

60  Janus Equity Funds  October 31, 2001

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Broadcast Services and Programming - 2.0%
     1,002,755  Clear Channel Communications, Inc.* ..........  $     38,225,021

Building Products - Cement and Aggregate - 4.8%
     4,110,355  Cemex S.A. (ADR) .............................        94,538,165

Casino Hotels - 0.8%
     2,000,000  Station Casinos, Inc.* .......................        16,420,000

Chemicals - Specialty - 1.4%
     1,103,715  Cytec Industries, Inc.* ......................        26,411,900

Commercial Services - 2.4%
       605,990  Arbitron, Inc.* ..............................        16,361,730
       800,000  Iron Mountain, Inc.* .........................        31,240,000

                                                                      47,601,730

Commercial Services - Financial - 2.6%
     1,471,225  Moody's Corp. ................................        51,080,932

Computer Services - 3.7%
     4,415,570  Ceridian Corp.* ..............................        72,812,749

Computers - 3.7%
     4,133,625  Apple Computer, Inc.* ........................        72,586,455

Containers - Paper and Plastic - 3.8%
     4,168,830  Packaging Corp. of America* ..................        73,788,291

Diversified Financial Services - 3.9%
     1,667,040  Citigroup, Inc. ..............................        75,883,661

Diversified Operations - 0.8%
       512,015  Honeywell International, Inc. ................        15,130,043

Electronic Components - Semiconductors - 1.7%
     3,357,560  Advanced Micro Devices, Inc.* ................        33,038,390

Electronic Design Automation - 4.4%
     4,110,605  Cadence Design Systems, Inc.* ................        86,898,190

Fiduciary Banks - 0.8%
       429,360  Bank of New York Company, Inc. ...............        14,602,534

Finance - Investment Bankers/Brokers - 4.0%
     1,236,620  Lehman Brothers Holdings, Inc. ...............        77,239,285

Hotels and Motels - 0.6%
       504,810  Starwood Hotels & Resorts Worldwide, Inc. ....        11,126,012

Life and Health Insurance - 0.1%
       119,160  Principal Financial Group* ...................         2,681,100

Machinery - Construction and Mining - 0.7%
       838,850  Terex Corp.* .................................        13,597,758

Medical Products - 3.9%
     2,129,815  Becton, Dickinson and Co. ....................        76,247,377

Multimedia - 4.5%
       187,795  McGraw-Hill Companies, Inc. ..................         9,874,261
     2,153,520  Viacom, Inc. - Class B* ......................        78,625,015

                                                                      88,499,276

Oil Companies - Exploration and Production - 7.5%
     1,171,910  Anadarko Petroleum Corp. .....................  $     66,857,466
       810,000  Apache Corp. .................................        41,796,000
       991,010  Burlington Resources, Inc. ...................        36,915,123

                                                                     145,568,589

Oil Refining and Marketing - 2.8%
     6,112,880  SK Corp.# ....................................        54,520,276

Petrochemicals - 1.7%
     6,378,859  Reliance Industries, Ltd. ....................        33,947,904

Pipelines - 11.8%
     3,109,982  El Paso Corp. ................................       152,575,717
     1,122,670  Kinder Morgan, Inc. ..........................        55,718,112
       612,716  Kinder Morgan Management L.L.C.* .............        23,130,029

                                                                     231,423,858

Printing - Commercial - 2.6%
     1,636,100  Valassis Communications, Inc.* ...............        51,046,320

Property and Casualty Insurance - 1.0%
       228,405  XL Capital, Ltd. - Class A ...................        19,839,258

Publishing - Newspapers - 1.2%
       569,135  New York Times Co. - Class A .................        23,476,819

Recreational Centers - 0.6%
       600,000  Bally Total Fitness Holding Corp.*,# .........        11,076,000

Reinsurance - 2.2%
        18,465  Berkshire Hathaway, Inc. - Class B* ..........        43,466,610

Retail - Toy Store - 1.5%
     1,539,855  Toys "R" Us, Inc.* ...........................        29,257,245

Television - 1.0%
     1,326,420  SBS Broadcasting S.A.*,# .....................        20,095,263

Tobacco - 0.9%
       445,446  Vector Group, Ltd. ...........................        18,089,562

Toys - 3.6%
     3,720,000  Mattel, Inc. .................................        70,419,600

Transportation - Marine - 1.5%
     1,078,830  Teekay Shipping Corp. ........................        29,818,861
--------------------------------------------------------------------------------
Total Common Stocks (cost $2,024,134,721) ....................     1,924,346,515
--------------------------------------------------------------------------------
Corporate Bonds - 0.7%
Retail - Discount - 0%
$   10,225,000  Ames Department Stores, Inc., 10.00%
                  senior notes, due 4/15/06(pi) ..............           153,375

Tobacco - 0.7%
    10,000,000  Vector Group, Ltd., 6.25%
                  convertible subordinated notes
                  due 7/15/08+ ...............................        13,112,500
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $14,761,403) .....................        13,265,875
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

                                        Janus Equity Funds  October 31, 2001  61

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Repurchase Agreement - 1.1%
$   20,700,000  ABN AMRO Bank N.V., 2.63%
                  dated 10/31/01, maturing 11/1/01
                  to be repurchased at $20,701,512
                  collateralized by $23,225,203
                  in U.S. Government Agencies
                  0%-7.00%,  8/15/04-9/15/31
                  with a value of $21,114,028
                  (cost $20,700,000) .........................  $     20,700,000
--------------------------------------------------------------------------------
Total Investments (total cost $2,059,596,124) - 100.2% .......     1,958,312,390
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.2%)      (3,645,751)
--------------------------------------------------------------------------------
Net Assets - 100% ............................................  $  1,954,666,639
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2001

Country                       % of Investment Securities            Market Value
--------------------------------------------------------------------------------
Bahamas                                             1.5%        $     29,818,861
Bermuda                                             1.0%              19,839,258
India                                               1.8%              33,947,904
Japan                                               1.2%              23,782,852
Luxembourg                                          1.0%              20,095,263
Mexico                                              4.8%              94,538,165
South Korea                                         2.8%              54,520,276
United States++                                    85.9%           1,681,769,811
--------------------------------------------------------------------------------
Total                                             100.0%        $  1,958,312,390

++Includes Short-Term Securities (84.8% excluding Short-Term Securities)

See Notes to Schedules of Investments.

62  Janus Equity Funds  October 31, 2001

Janus Twenty Fund (closed to new investors)

[PHOTO]
Scott Schoelzel
portfolio manager

For the fiscal year ended October 31, 2001, Janus Twenty Fund declined 47.43%, trailing its benchmark, the S&P 500 Index, which fell 24.83%.(1)

Since my last communication with you in May 2001 and despite some very aggressive actions taken by the Federal Reserve, business conditions continued to deteriorate virtually across the board. Consumer confidence eroded, jobless claims rose steadily, and retail sales slowed markedly - virtually every company with whom we have met these past six months has expressed some genuine concern about the short- to medium-term health of its business.

In response to this deteriorating picture, we reduced some positions and sold others entirely - in some cases before they moved significantly lower. Although our performance this year has been poor, there is no doubt that our cash cushion helped soften the impact of the steadily declining markets.

The effect of these sales was that we built a substantial cash position throughout the summer and into early fall. This higher-than-usual cash weighting should be looked upon more as a residual of our investment process rather than some broad macroeconomic call on the market. We simply couldn't find many companies with genuinely improving fundamentals at compelling valuations.

In an environment that had already become increasingly skittish, the tragic events of September 11 unleashed a wave of devastation and uncertainty few of us could have imagined. Economic activity, already at a near standstill, ground to an abrupt halt. The precipitous sell-off that ensued when stocks resumed trading after a record four-day hiatus only compounded earlier declines.

We entered that first day of trading after the attacks with nearly 40% of the Fund in cash. Once the markets reopened, however, we invested well over a billion dollars in the first few days. Although economic conditions were chaotic, we felt that many valuations were, for the first time in a long while, just too compelling to pass up. We focused on those companies we believed were the undisputed market leaders in their respective industries with the balance sheets, financial resources and management depth to get them through these unnerving times. We either bought or added significantly to our positions in American International Group, Citigroup, AOL Time Warner, Viacom, Pfizer, Home Depot, Eli Lilly, Exxon Mobil, Goldman Sachs and Microsoft. We concentrated our investments on companies that have truly exceptional cash-generating capabilities and that are using that cash to not only build their businesses but to aggressively buy back their own shares.

Though we have increased our invested position substantially, we remain cautious. Alan Greenspan described it perfectly when he stated recently that the economic recovery will be "uneven." We believe the economic dislocations in the months ahead will still be swift and unforgiving. The consumer is highly leveraged, there is still a tremendous amount of excess capacity and inventory in virtually every industry, and I really wonder whether one of the longest expansions in history can be followed by one of the shallowest recessions.

On the positive side, inflation is low, oil prices are falling, the Federal Reserve and the European central banks have continued to move decisively. As a result, there is a tremendous amount of liquidity in the system. Money market rates have fallen to nearly 2%, and there is now over two trillion dollars in money market accounts; money that we believe will be content to stay on the sidelines for a while. That is until the macroeconomic picture begins to stabilize and investors find their way back to the equity markets.

In both my 1998 and 1999 letters to you I suggested that the outsized returns we had enjoyed were not sustainable. Conversely, I do not believe the poor returns we have suffered in 2000 and 2001 are sustainable either. Although the current environment is quite treacherous, I am increasingly optimistic that we are on the right track to better days. Accordingly, I have increased my own investment in the Fund and believe that better days lie ahead. I am confident that our hard work, patience and persistence will be rewarded.

Thank you for your investment in Janus Twenty Fund.

(1) Both returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                        Janus Equity Funds  October 31, 2001  63

Portfolio Profile
(% of Net Assets)                           October 31, 2001    October 31, 2000
--------------------------------------------------------------------------------
Equities                                               77.9%               91.7%
  Foreign                                              12.2%               18.2%
Top 10 Equities                                        63.5%               61.3%
Number of Stocks                                          19                  38
Cash, Cash Equivalents and
  Fixed-Income Securities                              22.1%                8.3%

Top 5 Industries
                                            October 31, 2001    October 31, 2000
--------------------------------------------------------------------------------
Multimedia                                             17.5%                5.2%
Medical - Drugs                                         8.9%                2.0%
Telecommunication Equipment                             8.5%               11.9%
Applications Software                                   7.4%                0.3%
Oil Companies - Integrated                              6.7%                  --

Top 10 Equity Holdings
                                            October 31, 2001    October 31, 2000
--------------------------------------------------------------------------------
AOL Time Warner, Inc.                                  13.3%               11.2%
Nokia Oyj (ADR)                                         8.5%               10.6%
Microsoft Corp.                                         7.4%                0.3%
American International Group, Inc.                      6.1%                2.7%
General Electric Co.                                    5.9%                4.7%
Exxon Mobil Corp.                                       5.4%                  --
Eli Lilly and Co.                                       5.1%                  --
Viacom, Inc. - Class B                                  4.2%                  --
Citigroup, Inc.                                         3.8%                  --
Pfizer, Inc.                                            3.8%                2.0%

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Twenty Fund and the S&P 500 Index. Janus Twenty Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, April 30, 1985, through October 31, 2001. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Twenty Fund ($98,855) as compared to the S&P 500 Index ($90,804).

Average Annual Total Return
for the periods ended October 31, 2001
One Year      Five Year      Ten Year      Since 4/30/85*
(47.43)%      11.31%         12.41%        14.89%

Janus Twenty Fund - $98,855

S&P 500 Index - $90,804

*The Fund's inception date.
Source - Lipper, Inc. 2001.
See "Explanation of the Charts and Tables."

In recent years, returns have sustained significant gains and losses due to market volatility in the technology sector. Due to recent market volatility, certain funds may have an increased position in cash for temporary defensive purposes. Due to market volatility, current performance may be lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return includes reinvestment of dividends, distributions and capital gains.

Standard & Poor's (S&P) is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The S&P 500 is an index of 500 major, large-cap US corporations. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Concentration may lead to greater price volatility.

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Common Stock - 77.9%
Applications Software - 7.4%
    18,342,365  Microsoft Corp.* .............................  $  1,066,608,525

Diversified Financial Services - 3.8%
    12,077,885  Citigroup, Inc. ..............................       549,785,325

Diversified Operations - 5.9%
    23,237,675  General Electric Co. .........................       846,083,747

Electronic Components - Semiconductors - 0.8%
     4,228,330  Texas Instruments, Inc. ......................  $    118,350,957

Finance - Investment Bankers/Brokers - 5.5%
     6,844,320  Goldman Sachs Group, Inc. ....................       534,952,051
     5,854,080  Merrill Lynch & Company, Inc. ................       255,881,837

                                                                     790,833,888

See Notes to Schedules of Investments.

64  Janus Equity Funds  October 31, 2001

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Medical - Biomedical and Genetic - 0.8%
     1,648,720  Human Genome Sciences, Inc.* .................  $     70,284,934
     1,551,735  Millennium Pharmaceuticals, Inc.* ............        39,507,173

                                                                     109,792,107

Medical - Drugs - 8.9%
     9,483,090  Eli Lilly and Co. ............................       725,456,385
    13,083,090  Pfizer, Inc. .................................       548,181,471

                                                                   1,273,637,856

Multi-Line Insurance - 6.1%
    11,206,922  American International Group, Inc. ...........       880,864,069

Multimedia - 17.5%
    61,160,934  AOL Time Warner, Inc.* .......................     1,908,832,750
    16,548,418  Viacom, Inc. - Class B* ......................       604,182,741

                                                                   2,513,015,491

Oil Companies - Integrated - 6.7%
     3,974,610  BP Amoco PLC (ADR) ...........................       192,132,647
    19,483,460  Exxon Mobil Corp. ............................       768,622,497

                                                                     960,755,144

Retail - Building Products - 2.9%
    10,815,375  Home Depot, Inc. .............................       413,471,786

Super-Regional Banks - 0.8%
     2,910,495  Wells Fargo & Co. ............................       114,964,552

Telecommunication Equipment - 8.5%
    59,784,180  Nokia Oyj (ADR) ..............................     1,226,173,532

Telephone - Integrated - 2.3%
     9,835,710  Telefonos de Mexico S.A. (ADR) ...............       335,004,283
--------------------------------------------------------------------------------
Total Common Stock (cost $9,513,716,451) .....................    11,199,341,262
--------------------------------------------------------------------------------
Corporate Bonds - 1.9%
Cable Television - 1.3%
$  191,000,000  Charter Communications Holdings L.L.C.
                  8.625%, senior notes, due 4/1/09 ...........       182,405,000

Telephone - Integrated - 0.6%
   190,000,000  Level 3 Communications, Inc., 9.125%
                  senior notes, due 5/1/08 ...................        85,500,000
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $379,952,264) ....................       267,905,000
--------------------------------------------------------------------------------
Repurchase Agreements - 4.2%
$  400,000,000  Banc of America Securities L.L.C., 2.65%
                  dated 10/31/01, maturing 11/1/01
                  to be repurchased at $400,029,444
                  collateralized by $821,065,252
                  in U.S. Government Agencies
                  0%-26.054%, 10/25/09-11/25/31
                  with a value of $408,000,000 ...............  $    400,000,000
   200,000,000  Deutsche Banc Alex. Brown, Inc., 2.68%
                  dated 10/31/01, maturing 11/1/01
                  to be repurchased at $200,014,889
                  collateralized by $13,881,895
                  in U.S. Government Agencies
                  0%-5.50%, 5/2/06-11/15/23
                  $159,685,429 in U.S Treasury
                  Notes/Bonds, 5.25%-14.00%
                  5/31/02-2/15/31, with respective values
                  of $17,163,092 and $186,837,277 ............       200,000,000
--------------------------------------------------------------------------------
Total Repurchase Agreements (cost $600,000,000) ..............       600,000,000
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 1.1%
                BellSouth Corp.
    50,000,000    2.35%, 11/7/01 .............................        49,980,417
                Prudential Funding L.L.C.
     3,900,000    2.59%, 11/1/01 .............................         3,900,000
                United Parcel Service, Inc.
    50,000,000    2.30%, 11/14/01 ............................        49,958,472
                Wells Fargo & Company
    50,000,000    2.38%, 11/14/01 ............................        49,957,028
--------------------------------------------------------------------------------
Total Short-Term Corporate Notes
  (amortized cost $153,795,917) ..............................       153,795,917
--------------------------------------------------------------------------------
Time Deposits - 7.5%
                Societe Generale, New York
   482,500,000    2.65625%, 11/1/01 ..........................       482,500,000
                SouthTrust Bank ETD
   200,000,000    2.65625%, 11/1/01 ..........................       200,000,000
                SunTrust Banks, Inc. ETD
   400,000,000    2.65625%, 11/1/01 ..........................       400,000,000
--------------------------------------------------------------------------------
Total Time Deposits (cost $1,082,500,000) ....................     1,082,500,000
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

                                        Janus Equity Funds  October 31, 2001  65

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
U.S. Government Agencies - 10.3%
                Fannie Mae:
$  150,000,000    3.28%, 11/21/01 ............................  $    149,726,667
    50,000,000    3.60%, 12/14/01 ............................        49,785,000
   100,000,000    3.42%, 12/21/01 ............................        99,525,000
    50,000,000    3.33%, 2/14/02 .............................        49,687,500
    50,000,000    2.19%, 3/8/02 ..............................        49,625,000
    50,000,000    3.26%, 3/20/02 .............................        49,625,000
   105,000,000    2.28%, 3/28/02 .............................       104,081,250
    50,000,000    2.16%, 4/4/02 ..............................        49,562,500
    17,000,000    1.92%, 4/18/02 .............................        16,844,501
                Federal Farm Credit Bank
   100,000,000    3.43%, 2/5/02 ..............................        99,500,000
                Federal Home Loan Bank System:
   200,000,000    3.32-3.48%, 11/14/01 .......................       199,754,444
   150,000,000    2.38%, 12/5/01 .............................       149,662,833
   100,000,000    2.24%, 1/8/02 ..............................        99,625,000
    50,000,000    3.53%, 4/9/02 ..............................        49,562,500
    50,000,000    3.20%, 4/12/02 .............................        49,562,500
                Freddie Mac:
   100,000,000    3.48%, 12/21/01 ............................        99,516,667
    75,000,000    3.58%, 2/20/02 .............................        74,531,250
    45,000,000    2.28%, 3/28/02 .............................        44,606,250
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $1,482,793,319) .........     1,484,783,862
--------------------------------------------------------------------------------
Total Investments (total cost $13,212,757,951) - 102.9% ......    14,788,326,041
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (2.9%)    (409,873,123)
--------------------------------------------------------------------------------
Net Assets - 100% ............................................  $ 14,378,452,918
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2001

Country                       % of Investment Securities            Market Value
--------------------------------------------------------------------------------
Finland                                             8.3%        $  1,226,173,532
Mexico                                              2.3%             335,004,283
United Kingdom                                      1.3%             192,132,647
United States++                                    88.1%          13,035,015,579
--------------------------------------------------------------------------------
Total                                             100.0%        $ 14,788,326,041

++Includes Short-Term Securities (65.7% excluding Short-Term Securities)

See Notes to Schedules of Investments.

66  Janus Equity Funds  October 31, 2001

Janus Venture Fund (closed to new investors)

[PHOTO]
Will Bales
portfolio manager

For the 12-month period ended October 31, 2001, Janus Venture Fund declined 40.67%, underperforming its benchmark, the Russell 2000(R) Index, which lost 12.70%. The NASDAQ Composite Index was down 49.84% for the same period.(1)

During this time, the U.S. economy stumbled along its wavering course. While economic growth was clearly slowing with retail sales reporting weak numbers during the summer and corporate spending continuing to dwindle, consumer confidence and, more importantly, spending, remained strong. That is, until September 11, when everything changed. Needless to say, the full effect of the terrorist attacks has yet to be realized.

Because of this heightened uncertainty, the Federal Reserve almost immediately increased liquidity to the financial markets. Additionally, the Fed cut short-term interest rates a half point just before the markets resumed trading on September 17 in hopes of calming investors' fears and swaying their sell-oriented mindsets. Instead, Wall Street responded with its largest one-week loss ever. As the period came to a close, however, signs of a positive change in investor sentiment developed, and all three major stock indices ended up in October.

Many small-capitalization names suffered significantly during the period due in part to their shorter-track records and the risk-adverse investment environment. Historically, small-cap stocks are most vulnerable during these times. When the economy turns around, however, those companies with sound business plans and top-notch management teams have the chance to outperform as they come back from their low valuation levels. With that in mind, we held on to some of our larger positions despite their negative performances.

Insight Enterprises is one stock we are convinced will rebound when the economy recovers. A supplier of computer products and peripherals, Insight declined as the overall PC market weakened. Sales dropped as a result, leading the company to report a 9% loss in third-quarter revenue compared with the same period last year. Nonetheless, management remains focused on its business strategy in preparation for an eventual PC market turnaround. Because of its attractive valuation, we believe Insight is a compelling investment with considerable upside potential.

Meanwhile, many investors took gains earned in the healthcare sector and reinvested them in technology stocks in anticipation of an economic recovery. While select tech names may provide more dramatic upside when the economy rebounds, we still believe in the long-term outlooks of our hospital investments, including LifePoint Hospitals and MedCath Corporation. Regardless of recent stock price declines, LifePoint, an operator of 21 general and acute-care hospitals, beat analysts' third-quarter earnings expectations. Furthermore, the company has seen an increase in admissions and stands to benefit from the industry's strong pricing environment. MedCath, which focuses on the diagnosis and treatment of cardiovascular diseases, has seen increased productivity of its heart hospital model and in fact predicts that it will become profitable in the first half of 2002.

Despite the considerable market volatility, School Specialty was able to post some impressive gains during the period. The nation's largest distributor of nontextbook educational supplies sells roughly 80,000 different products to 18,000 schools. Currently, management is focusing on increasing its market share as well as streamlining its distribution process to better accommodate the concentrated delivery schedule of June to September. Both initiatives should further support its bottom line.

In this challenging environment, I've been seeking out businesses that have sustainable business models and pricing leverage capabilities. For that reason I added Ball Corporation, which is one of a handful of players in a consolidating industry. Though the manufacturer of food and beverage packaging posted a decline in third-quarter earnings, the company's mature business is increasing its cash flow on a year-over-year basis. Furthermore, we've been pleased with how management uses that cash in order to strengthen its position for the long term.

It goes without saying that I'm not pleased with the Fund's recent performance. However, I'm very comfortable with how the Fund is currently positioned - in terms of its weightings and specific holdings - for today's market and tomorrow's. That said, I'm not reluctant to take profits if a company reaches my valuation, nor will I shy away from starting a new position opportunistically. As always, what remains a constant is the intensive research done before any investment decision is made.

Thank you for your continued investment in Janus Venture Fund.

(1) All returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                        Janus Equity Funds  October 31, 2001  67

Portfolio Profile
(% of Net Assets)                           October 31, 2001    October 31, 2000
--------------------------------------------------------------------------------
Equities                                               97.5%               92.5%
  Foreign                                               3.8%                6.1%
    European                                            0.8%                2.3%
Top 10 Equities                                        26.8%               29.5%
Number of Stocks                                          90                 101
Cash, Cash Equivalents and
  Fixed-Income Securities                               2.5%                7.5%

Top 5 Industries
                                            October 31, 2001    October 31, 2000
--------------------------------------------------------------------------------
Radio                                                   6.9%                3.8%
Medical - Hospitals                                     6.3%                  --
Electronic Components
  - Semiconductors                                      5.6%                3.3%
Medical - Biomedical
  and Genetic                                           4.2%                8.1%
Medical - Drugs                                         3.7%                2.3%

Top 10 Equity Holdings
                                            October 31, 2001    October 31, 2000
--------------------------------------------------------------------------------
Enzon, Inc.                                             4.2%                5.8%
Ball Corp.                                              3.2%                  --
Insight Enterprises, Inc.                               2.8%                2.8%
School Specialty, Inc.                                  2.8%                0.8%
Province Healthcare, Inc.                               2.4%                  --
Accredo Health, Inc.                                    2.4%                1.0%
First Health Group, Inc.                                2.3%                0.5%
LifePoint Hospitals, Inc.                               2.3%                  --
HCC Insurance Holdings, Inc.                            2.3%                  --
Apria Healthcare Group, Inc.                            2.1%                0.9%

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Venture Fund and the Russell 2000 Index. Janus Venture Fund is represented by a shaded area of blue. The Russell 2000 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, April 30, 1985, through October 31, 2001. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Venture Fund ($81,640) as compared to the Russell 2000 Index ($49,857).

Average Annual Total Return
for the periods ended October 31, 2001
One Year      Five Year      Ten Year      Since 4/30/85*
(40.67)%      6.52%          9.38%         13.57%

Janus Venture Fund - $81,640

Russell 2000 Index - $49,857

*The Fund's inception date.
Source - Lipper, Inc. 2001.
See "Explanation of the Charts and Tables."

In recent years, returns have sustained significant gains and losses due to market volatility in the technology sector. Due to market volatility, current performance may be lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return includes reinvestment of dividends, distributions and capital gains.

Russell 2000(R) Index is defined as an index of 2000 small-cap companies located in the US. Managed by the Frank Russell Company. The National Association of Securities Dealers Automated Quotation (NASDAQ) System is a nationwide computerized quotation system for over 5,500 over-the-counter stocks. The index is compiled of more than 4,800 stocks that are traded via this system. The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Funds that emphasize investments in smaller companies may experience greater price volatility.

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Common Stock - 97.1%
Advertising Sales - 1.9%
       600,000  Lamar Advertising Co.* .......................  $     18,840,000

Advertising Services - 1.1%
       705,300  Getty Images, Inc.* ..........................        10,995,627

Airlines - 0.4%
       414,544  WestJet Airlines, Ltd.*,** ...................         4,311,090

Cable Television - 0.8%
       652,081  Cogeco Cable, Inc.** .........................  $      8,014,357

Casino Hotels - 0.5%
       561,847  Station Casinos, Inc.* .......................         4,612,764

Chemicals - Diversified - 0.7%
       182,840  Cambrex Corp. ................................         6,765,080

Chemicals - Specialty - 1.2%
       794,495  Symyx Technologies, Inc.* ....................        12,465,627

See Notes to Schedules of Investments.

68  Janus Equity Funds  October 31, 2001

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Commercial Banks - 1.8%
        99,695  Corus Bankshares, Inc. .......................  $      4,177,220
        47,000  First Citizens BancShares, Inc. ..............         4,418,000
       212,935  South Financial Group, Inc. ..................         3,396,313
       136,315  UMB Financial Corp. ..........................         5,727,956

                                                                      17,719,489

Commercial Services - 1.3%
       304,075  Iron Mountain, Inc.* .........................        11,874,129
        62,910  Plexus Corp.* ................................         1,572,750

                                                                      13,446,879

Computer Software - 0.4%
       309,865  HPL Technologies, Inc.* ......................         3,650,210

Computers - Voice Recognition - 1.5%
       865,255  Talx Corp.# ..................................        14,709,335

Consulting Services - 1.5%
       149,610  PDI, Inc.* ...................................         4,187,584
       355,405  Corporate Executive Board Co.* ...............        10,864,731

                                                                      15,052,315

Containers - Metal and Glass - 3.2%
       519,700  Ball Corp. ...................................        31,982,338

Data Processing and Management - 1.5%
       414,055  InterCept Group, Inc.* .......................        14,781,764

Decision Support Software - 0.6%
       226,910  NetIQ Corp.* .................................         6,387,517

Diagnostic Equipment - 0.4%
       162,855  Therasense, Inc.* ............................         4,201,659

E-Services/Consulting - 1.7%
       857,165  Stellent, Inc.* ..............................        17,571,883

Electric Products - 0.9%
     1,830,705  Pace Micro Technology PLC ....................         8,572,980

Electronic Components - Semiconductors - 5.6%
       678,885  Alpha Industries, Inc.* ......................        15,804,443
       276,970  Intersil Corp. - Class A* ....................         9,070,768
     1,008,670  Microtune, Inc.* .............................        19,285,770
       218,430  Semtech Corp.* ...............................         8,245,733
       180,905  Zoran Corp.* .................................         4,575,087

                                                                      56,981,801

Electronic Design Automation - 0.7%
       284,450  Numerical Technologies, Inc.* ................         7,020,226

Enterprise Software and Services - 0.9%
       538,885  Informatica Corp.* ...........................         4,995,464
       400,755  Micromuse, Inc.* .............................         3,706,984

                                                                       8,702,448

Environmental Consulting & Engineering - 0.8%
       316,875  Tetra Tech, Inc.* ............................         8,200,725

Financial Guarantee Insurance - 1.0%
       178,105  PMI Group, Inc. ..............................         9,875,922

Food - Wholesale/Distribution - 1.0%
       437,745  Fleming Companies, Inc. ......................        10,549,655

Health Care Cost Containment - 2.3%
       853,190  First Health Group Corp.* ....................  $     23,036,130

Hotels and Motels - 1.2%
       427,684  Fairmont Hotels & Resorts, Inc.*,** ..........         7,620,463
        44,415  Four Seasons Hotels, Inc.** ..................         1,698,430
       239,630  Orient-Express Hotel, Ltd.-A* ................         3,014,545

                                                                      12,333,438

Human Resources - 3.3%
       455,135  Administaff, Inc.* ...........................        10,235,986
       920,965  Exult, Inc.* .................................        12,893,510
       446,275  Resources Connection, Inc.* ..................         9,947,470

                                                                      33,076,966

Instruments - Controls - 1.4%
       306,880  Mettler-Toledo International, Inc.* ..........        14,088,861

Instruments - Scientific - 1.3%
       545,860  Dionex Corp.* ................................        13,100,640

Insurance Brokers - 1.6%
       276,350  Brown & Brown, Inc. ..........................        15,862,490

Internet Content-Information/News - 1.5%
       646,795  SkillSoft Corp.* .............................        14,843,945

Internet Infrastructure Software - 1.5%
       749,431  Retek, Inc.* .................................        15,228,438

Internet Security - 0.4%
       309,705  SonicWALL, Inc.* .............................         4,397,811

Medical - Biomedical and Genetic - 4.2%
       688,575  Enzon, Inc.* .................................        42,588,364

Medical - Drugs - 3.7%
        93,415  CIMA Labs, Inc.* .............................         5,049,081
       197,225  Cubist Pharmaceuticals, Inc.* ................         7,948,168
       238,240  OSI Pharmaceuticals, Inc.* ...................        10,882,803
       450,850  Priority Healthcare Corp.* ...................        13,025,057

                                                                      36,905,109

Medical - Hospitals - 6.3%
       737,330  LifePoint Hospitals, Inc.* ...................        22,989,949
       507,285  Medcath Corp.* ...............................        10,049,316
       907,845  Province Healthcare Co.* .....................        25,011,130
       294,620  United Surgical Partners International, Inc.*          5,303,160

                                                                      63,353,555

Medical - Outpatient and Home Medical Care - 2.5%
       901,270  Apria Healthcare Group, Inc.* ................        20,729,210
       221,510  Cross Country, Inc.* .........................         4,516,589

                                                                      25,245,799

Medical Information Systems - 0.9%
        23,080  Cerner Corp.* ................................         1,240,550
       597,715  Eclipsys Corp.* ..............................         7,465,460

                                                                       8,706,010

Medical Labs and Testing Services - 1.4%
       611,955  Unilab Corp.* ................................        14,491,094

Medical Products - 2.3%
       405,470  Cerus Corp.*,ss. .............................        18,623,237
       324,915  Wright Medical Group, Inc.* ..................         4,873,725

                                                                      23,496,962

See Notes to Schedules of Investments.

                                        Janus Equity Funds  October 31, 2001  69

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Multi-Line Insurance - 2.3%
       829,110  HCC Insurance Holdings, Inc. .................  $     22,792,234

Pharmacy Services - 2.4%
       707,870  Accredo Health, Inc.* ........................        24,152,524

Printing - Commercial - 1.9%
       623,872  Valassis Communications, Inc.* ...............        19,464,806

Radio - 6.9%
       692,765  Cox Radio, Inc. - Class A* ...................        15,033,001
       398,460  Entercom Communications Corp.* ...............        13,428,102
       781,800  Radio One, Inc.* .............................         9,107,970
     1,528,355  Radio One, Inc.- Class D* ....................        17,652,500
       617,150  Westwood One, Inc.* ..........................        14,681,998

                                                                      69,903,571

Reinsurance - 0.3%
       112,305  IPC Holdings, Ltd. ...........................         3,043,465

Resorts and Theme Parks - 0.8%
       725,585  Six Flags, Inc.* .............................         8,561,903

Retail - Apparel and Shoe - 0.1%
        81,830  Bebe Stores, Inc.* ...........................         1,364,924

Retail - Bedding - 0.6%
       356,560  Linens 'N Things, Inc.* ......................         6,489,392

Retail - Computer Equipment - 3.4%
       123,600  CDW Computer Centers, Inc.* ..................         5,691,780
     1,781,860  Insight Enterprises, Inc.* ...................        28,955,225

                                                                      34,647,005

Retail - Office Supplies - 2.8%
       920,775  School Specialty, Inc.*,# ....................        28,497,986

Savings/Loan/Thrifts - 0.9%
       231,690  Commercial Federal Corp. .....................         5,782,982
       230,070  Seacoast Financial Services Corp. ............         3,451,050

                                                                       9,234,032

Schools - 2.5%
       745,415  Career Education Co.*,# ......................        19,432,969
       160,450  Corinthian Colleges, Inc.* ...................         5,861,239

                                                                      25,294,208

Semiconductor Components/Integrated Circuits - 1.3%
       110,690  Marvell Technology Group, Ltd.* ..............         2,694,195
       598,729  TriQuint Semiconductor, Inc.* ................        10,585,529

                                                                      13,279,724

Therapeutics - 1.2%
       398,000  Abgenix, Inc.* ...............................        11,856,420

Transportation - Services - 0.5%
       434,845  UTI Worldwide, Inc. ..........................         5,461,653

Wireless Equipment - 2.0%
       610,700  Crown Castle International Corp.* ............         7,145,190
       493,060  Powerwave Technologies, Inc.* ................         7,543,818
       678,475  SBA Communications Corp.* ....................         5,563,495

                                                                      20,252,503
--------------------------------------------------------------------------------
Total Common Stock (cost $950,541,212) .......................       980,463,653
--------------------------------------------------------------------------------
Preferred Stock - 0.4%
Internet Infrastructure Software - 0.4%
       416,667  Plumtree Software, Inc. - Series E ss.
                  (cost $4,000,003) ..........................  $      4,000,003
--------------------------------------------------------------------------------
Repurchase Agreement - 1.7%
$   17,500,000  ABN AMRO Bank N.V., 2.63%
                  dated 10/31/01, maturing 11/1/01
                  to be repurchased at $17,501,278
                  collateralized by $19,634,833
                  in U.S. Government Agencies
                  0%-7.00%,  8/15/04-9/15/31
                  with a value of $17,850,024
                  (cost $17,500,000) .........................        17,500,000
--------------------------------------------------------------------------------
U.S. Government Agency - 3.0%
    30,000,000  Federal Home Loan Bank System
                  2.25%, 12/12/01
                  (amortized cost $29,922,783) ...............        29,922,783
--------------------------------------------------------------------------------
Total Investments (total cost $1,001,963,998) - 102.2% .......     1,031,886,439
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (2.2%)     (22,608,124)
--------------------------------------------------------------------------------
Net Assets - 100% ............................................  $  1,009,278,315
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2001

Country                       % of Investment Securities            Market Value
--------------------------------------------------------------------------------
Bermuda                                             0.9%        $      8,752,206
Canada                                              2.1%              21,644,340
United Kingdom                                      0.8%               8,572,980
United States++                                    96.2%             992,916,913
--------------------------------------------------------------------------------
Total                                             100.0%        $  1,031,886,439

++Includes Short-Term Securities (91.6% excluding Short-Term Securities)

Forward Currency Contracts, Open at October 31, 2001

Currency Sold and                  Currency          Currency         Unrealized
Settlement Date                  Units Sold   Value in $ U.S.        Gain/(Loss)
--------------------------------------------------------------------------------
Canadian Dollar 11/16/01          9,500,000    $    5,986,137    $       189,110
--------------------------------------------------------------------------------
Total                                          $    5,986,137    $       189,110

See Notes to Schedules of Investments.

70  Janus Equity Funds  October 31, 2001

Janus Worldwide Fund (closed to new investors)

[PHOTO]
Helen Young Hayes
portfolio manager

[PHOTO]
Laurence Chang
portfolio manager

For the 12-month period ended October 31, 2001, Janus Worldwide Fund lost 36.56%, underperforming the 25.51% loss recorded by its benchmark, the Morgan Stanley Capital International World Index.(1)

While the Fund's short-term performance was below the standards we set for ourselves, the investing environment during this period was unique in that it was characterized by a surprisingly rapid decline in economic growth which forced investors to factor a much less optimistic earnings outlook into share prices. Economic weakness first appeared in the U.S. late last year in the form of a massive drop in capital investment that was virtually unprecedented in terms of both its speed and severity. This weakness ultimately forced companies
- particularly in high-growth sectors such as technology and telecommunications
- to reduce earnings estimates and lay off large numbers of workers in an effort to adjust to slackening demand. Consumer spending initially remained resilient in the face of this weakness, but by the end of summer a sharp drop in consumer confidence - which was dealt yet another blow by the events of September 11 - had threatened to undermine the final leg of support for the already troubled U.S. economy.

Although the major economies of Europe and, to a lesser extent, Asia, were able to sidestep much of the U.S.-led weakness during the first few months of the period, by the end of the Fund's fiscal year it was clear that the economic malaise that began with the U.S. corporate sector had spread overseas. Stock prices naturally declined in response, and virtually all worldwide indices finished the year deeply in the red.

While the relatively aggressive stance we held at the beginning of the fiscal year clearly inflicted some damage as the sell-off in high-growth areas of the market continued, as early as the end of last year we began responding to these trends by taking a more defensive stance within the Fund. We sold stocks we believe to be most at risk from a further slowing of the economy while adding positions that are better poised to weather the storm. As a result, we took profits in Internet security firm Checkpoint Software and several other richly valued technology positions. Meanwhile, we redeployed the cash from these sales by opportunistically adding to our positions in more defensive stocks in areas such as healthcare and consumer cyclicals.

The move ultimately aided performance, as stocks like U.K.-based consumer product manufacturer Reckitt-Benckiser pulled ahead. While the stock traded slightly lower during the period, it held up well on a relative basis by easily outperforming the market as investors sought the relative safety and stability of earnings these types of companies can provide in times of economic turmoil. Food and consumer goods giant Unilever also performed well as the company's broad mix of top-tier brands and efforts to control costs continued to drive earnings growth despite the slowing worldwide economy.

Similar trends worked in favor of U.S.-based healthcare and personal products company Johnson & Johnson. In addition to the relative insulation from swings in the economic cycle enjoyed by many of its products, the company has also benefited from its efforts to market a drug-coated cardiac stent. In clinical tests, Johnson & Johnson's heparin-coated stent was shown to reduce arterial scarring in heart patients for periods of up to 200 days, thereby significantly reducing the need for additional surgery. The new device promises to emerge as a significant and recurring source of cash beginning in 2002 and 2003.

Unfortunately, these and other successes were unable to fully compensate for weakness in other areas. Two of our most notable disappointments were wireless holdings China Mobile and NTT DoCoMo. While lingering concerns related to the roll-out of "third generation" services joined a noticeable deceleration in growth rates across the industry to create a difficult environment, company-specific developments such as lackluster interim results and unexpectedly low usage and revenue performance by prepaid customers worked against China Mobile. At the same time, NTT DoCoMo fell after reining in high investor expectations surrounding the early October launch of its next-generation services. Increased competition from European competitor Vodafone in DoCoMo's home market of Japan also pressured the stock.

In closing, it's clear that the terrorist attacks of September 11 have made an already difficult situation worse. Undoubtedly, they have bred the type of uncertainty that continued to drive markets lower even into the final days of the period, and this uncertainty - together with the volatility that has accompanied it - is not likely to disappear anytime soon. However, markets have recently shown important signs of stability, while central banks around the world have flooded markets with liquidity in a bid to shore up the global financial system.

As a result, it now seems possible that we might look back and recognize that, at least in some ways, this tragedy actually accelerated the global recovery that has so far eluded us. In any case, we're entering 2002 with a sizable cash cushion and perhaps the most defensive posture the Fund has ever had. More importantly, we carefully reviewed each and every company in our portfolio following the September 11 tragedy and are convinced that each stock investment is fundamentally sound and poised to participate when markets ultimately rebound.

Thank you for your continued investment in Janus Worldwide Fund.

(1) Both returns include reinvested dividends and distributions. Net dividends reivested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                        Janus Equity Funds  October 31, 2001  71

Portfolio Profile
(% of Net Assets)                           October 31, 2001    October 31, 2000
--------------------------------------------------------------------------------
Equities                                               88.1%               93.5%
  Foreign                                              51.6%               58.4%
    European                                           30.3%               30.7%
Top 10 Equities                                        23.5%               31.7%
Number of Stocks                                         130                 127
Cash and Cash Equivalents                              11.9%                6.5%

Top 5 Industries
                                            October 31, 2001    October 31, 2000
--------------------------------------------------------------------------------
Medical - Drugs                                        12.2%                4.3%
Oil Companies - Integrated                              7.7%                3.4%
Diversified Operations                                  7.3%                5.4%
Cellular Telecommunications                             5.1%               11.4%
Multimedia                                              4.1%                3.9%

Top 5 Countries
                                            October 31, 2001    October 31, 2000
--------------------------------------------------------------------------------
United States                                          36.4%               35.2%
United Kingdom                                          7.8%                9.7%
Netherlands                                             6.9%                2.3%
Japan                                                   6.8%                9.6%
Switzerland                                             4.6%                0.7%

Top 10 Equity Holdings
                                            October 31, 2001    October 31, 2000
--------------------------------------------------------------------------------
Tyco International, Ltd.                                4.6%                1.4%
Citigroup, Inc.                                         2.9%                0.1%
NTT DoCoMo, Inc.                                        2.7%                3.7%
Pfizer, Inc.                                            2.4%                1.2%
General Electric Co.                                    2.0%                2.6%
Total Fina Elf                                          2.0%                1.5%
Takeda Chemical Industries, Ltd.                        1.8%                1.0%
Koninklijke Ahold N.V.                                  1.7%                  --
Clear Channel Communications, Inc.                      1.7%                0.8%
Unilever N.V.                                           1.7%                  --

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Worldwide Fund and the Morgan Stanley Capital International World Index. Janus Worldwide Fund is represented by a shaded area of blue. The Morgan Stanley Capital International World Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 15, 1991, through October 31, 2001. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Worldwide Fund ($40,571) as compared to the Morgan Stanley Capital International World Index ($21,818).

Average Annual Total Return
for the periods ended October 31, 2001
One Year      Five Year      Ten Year      Since 5/15/91*
(36.56)%      8.72%          13.34%        14.32%

Janus Worldwide Fund - $40,571

Morgan Stanley Capital International World Index - $21,818

*The Fund's inception date.
Source - Lipper, Inc. 2001.
See "Explanation of the Charts and Tables."

In recent years, returns have sustained significant gains and losses due to market volatility in the technology sector. Due to recent market volatility, certain funds may have an increased position in cash for temporary defensive purposes. Due to market volatility, current performance may be lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return includes reinvestment of dividends, distributions and capital gains.

The Morgan Stanley Capital International World Index is defined as a world index measuring market performance in 22 countries, including the US. It's weighted by both country and industry and is divided into 8 economic sectors and 38 industry groups; managed by Morgan Stanley Capital International. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Common Stock - 86.1%
Advertising Services - 0.1%
     1,207,419  WPP Group PLC** ..............................  $     10,878,283

Aerospace and Defense - 1.1%
     3,717,650  Boeing Co. ...................................       121,195,390
       627,765  General Dynamics Corp. .......................        51,225,624
     1,896,235  Raytheon Co. .................................        61,153,579

                                                                     233,574,593

Applications Software - 1.1%
     3,930,900  Microsoft Corp.* .............................  $    228,581,835

Audio and Video Products - 0.5%
     2,814,800  Sony Corp.** .................................       106,470,520

Automotive - Cars and Light Trucks - 0.6%
     3,929,700  BMW A.G.** ...................................       116,798,327

Beverages - Non-Alcoholic - 0.5%
     2,086,985  PepsiCo, Inc. ................................       101,657,039

See Notes to Schedules of Investments.

72  Janus Equity Funds  October 31, 2001

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Beverages - Wine and Spirits - 1.1%
    22,299,276  Diageo PLC** .................................  $    222,632,669

Brewery - 0.2%
       957,342  Heineken N.V.** ..............................        35,222,685

Broadcast Services and Programming - 2.7%
     9,054,527  Clear Channel Communications, Inc.* ..........       345,158,569
     7,016,560  Grupo Televisa S.A. (GDR)*,** ................       213,654,252

                                                                     558,812,821

Cable Television - 1.3%
     7,635,370  Comcast Corp. - Special Class A* .............       273,651,661

Cellular Telecommunications - 5.1%
     4,239,505  America Movil S.A. de C.V.
                  - Series L (ADR)** .........................        63,592,575
    26,790,000  China Mobile, Ltd.*,** .......................        81,228,237
    10,722,010  China Mobile, Ltd. (ADR)*,** .................       163,188,992
        39,793  NTT DoCoMo, Inc.** ...........................       539,654,262
    61,244,636  Vodafone Group PLC** .........................       142,955,439
     1,471,590  Vodafone Group PLC (ADR)** ...................        34,023,161

                                                                   1,024,642,666

Chemicals - Diversified - 0.7%
     2,144,072  Akzo Nobel N.V.** ............................        87,961,177
     2,110,299  Bayer A.G.** .................................        61,961,922

                                                                     149,923,099

Commercial Services - Financial - 0.2%
     1,169,513  Paychex, Inc. ................................        37,494,587

Computer Services - 0.6%
     1,407,920  Electronic Data Systems Corp. ................        90,627,810
     1,610,210  SunGard Data Systems, Inc.* ..................        40,577,292

                                                                     131,205,102

Computers - 0.4%
       699,860  IBM Corp. ....................................        75,633,870

Cosmetics and Toiletries - 0.7%
     4,601,900  Estee Lauder Companies, Inc. - Class A .......       148,411,275

Cruise Lines - 0.1%
     1,365,090  Carnival Corp. ...............................        29,731,660

Data Processing and Management - 0.7%
       877,075  Automatic Data Processing, Inc. ..............        45,309,695
     2,504,835  Fiserv, Inc.* ................................        93,154,814

                                                                     138,464,509

Diversified Financial Services - 3.2%
    13,009,608  Citigroup, Inc. ..............................       592,197,356
     2,611,435  Fortis (NL) N.V.** ...........................        61,858,339

                                                                     654,055,695

Diversified Operations - 7.3%
     2,169,136  Bombardier, Inc. - Class B** .................        14,081,748
     8,973,210  Cendant Corp.* ...............................       116,292,802
     6,810,000  Citic Pacific, Ltd.** ........................        13,969,159
    11,336,865  General Electric Co. .........................       412,775,255
    18,967,615  Tyco International, Ltd. .....................       932,068,601

                                                                   1,489,187,565

Electronic Components - 0.3%
       396,030  Samsung Electronics Company, Ltd.** ..........  $     53,058,840

Electronic Components - Semiconductors - 2.3%
       635,500  Rohm Company, Ltd.** .........................        67,648,911
     8,538,551  STMicroelectronics N.V.** ....................       241,477,745
     3,452,526  STMicroelectronics N.V. - New York Shares** ..        96,567,152
     2,097,775  Texas Instruments, Inc. ......................        58,716,722

                                                                     464,410,530

Fiduciary Banks - 1.3%
     5,057,845  Bank of New York Company, Inc. ...............       172,017,308
       824,800  Northern Trust Corp. .........................        41,644,152
       962,305  State Street Corp. ...........................        43,823,370

                                                                     257,484,830

Finance - Credit Card - 0.3%
     2,325,690  American Express Co. .........................        68,445,057

Finance - Investment Bankers/Brokers - 0.7%
     1,746,800  Goldman Sachs Group, Inc. ....................       136,529,888

Finance - Mortgage Loan Banker - 0.8%
     1,987,725  Fannie Mae ...................................       160,926,216

Food - Diversified - 1.7%
     6,558,590  Unilever N.V.** ..............................       343,792,781

Food - Retail - 2.3%
    12,268,654  Koninklijke Ahold N.V.** .....................       345,421,351
       886,945  Safeway, Inc.* ...............................        36,941,259
    17,952,066  Safeway PLC** ................................        91,077,401

                                                                     473,440,011

Human Resources - 0.3%
    10,280,529  Capita Group PLC** ...........................        65,037,271

Insurance Brokers - 0.5%
     1,047,920  Marsh & McLennan Companies, Inc. .............       101,386,260

Internet Security - 0.3%
     2,165,925  Check Point Software Technologies, Ltd.* .....        63,938,106

Life and Health Insurance - 0.5%
     1,485,430  CIGNA Corp. ..................................       108,287,847

Machinery - Electrical - 0.5%
     2,454,155  Schneider Electric S.A.** ....................        98,317,325

Medical - Biomedical and Genetic - 0.7%
     1,438,905  Genentech, Inc.* .............................        75,182,786
     1,368,480  Human Genome Sciences, Inc.* .................        58,338,302

                                                                     133,521,088

Medical - Drugs - 12.2%
     3,222,735  Abbott Laboratories ..........................       170,740,500
     2,405,825  American Home Products Corp. .................       134,317,210
     3,470,180  AstraZeneca Group PLC** ......................       156,498,924
     1,947,215  Bristol-Myers Squibb Co. .....................       104,078,642
     1,615,708  GlaxoSmithKline PLC** ........................        43,470,255
       648,515  Novartis A.G.** ..............................        24,286,348
       491,020  OSI Pharmaceuticals, Inc.* ...................        22,429,794
    11,743,073  Pfizer, Inc. .................................       492,034,759
     4,163,875  Pharmacia Corp. ..............................       168,720,215
     2,926,268  Roche Holding A.G.** .........................       202,954,198

See Notes to Schedules of Investments.

                                        Janus Equity Funds  October 31, 2001  73

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Medical - Drugs - (continued)
     1,842,436  Sanofi-Synthelabo S.A.** .....................  $    121,552,341
     1,003,035  Sepracor, Inc.* ..............................        47,583,980
       134,894  Serono S.A. - Class B** ......................       106,650,920
     7,473,000  Takeda Chemical Industries, Ltd.** ...........       362,034,966
     2,327,670  Teva Pharmaceutical Industries, Ltd. (ADR) ...       143,850,006
     6,136,000  Yamanouchi Pharmaceutical Company, Ltd.** ....       181,967,077

                                                                   2,483,170,135

Medical Instruments - 1.0%
     5,114,680  Medtronic, Inc. ..............................       206,121,604

Medical Products - 0.8%
     2,723,285  Johnson & Johnson ............................       157,705,434

Metal Processors and Fabricators - 0.8%
    13,642,216  Assa Abloy A.B. - Class B# ...................       155,858,995

Money Center Banks - 2.8%
    28,797,342  Banco Bilbao Vizcaya Argentaria S.A.** .......       322,393,902
     6,935,013  Lloyds TSB Group PLC** .......................        70,061,486
    12,913,375  Standard Chartered PLC** .....................       129,019,124
     1,419,415  UBS A.G.** ...................................        66,021,122

                                                                     587,495,634

Mortgage Banks - 0.2%
     3,325,580  Abbey National PLC** .........................        49,476,688

Multi-Line Insurance - 2.4%
     7,214,019  Aegon N.V.** .................................       181,277,862
     3,731,630  Allstate Corp. ...............................       117,098,549
     5,865,833  Axa** ........................................       128,380,557
       239,332  Zurich Financial Services A.G.** .............        54,817,358

                                                                     481,574,326

Multimedia - 4.1%
     6,158,151  AOL Time Warner, Inc.* .......................       192,195,893
     2,710,479  Reuters Group PLC** ..........................        25,661,653
     2,262,555  The McGraw-Hill Companies, Inc. ..............       118,965,142
     7,699,960  Viacom, Inc. - Class B* ......................       281,125,540
    11,352,615  Walt Disney Co. ..............................       211,045,113

                                                                     828,993,341

Oil - Field Services - 0.9%
     3,670,490  Schlumberger, Ltd. ...........................       177,725,126

Oil Companies - Exploration and Production - 0.7%
     2,448,560  Anadarko Petroleum Corp. .....................       139,690,348

Oil Companies - Integrated - 6.3%
    26,522,363  BP Amoco PLC** ...............................       214,073,439
     3,284,120  Exxon Mobil Corp. ............................       129,558,534
     5,450,403  PanCanadian Energy Corp.** ...................       151,839,035
       315,289  PanCanadian Energy Corp.
                  - New York Shares*,** ......................         8,733,505
   589,346,000  PetroChina Company, Ltd.** ...................       111,068,484
     7,543,375  Petroleo Brasileiro S.A. (ADR) ...............       150,867,500
     7,685,373  Repsol - YPF S.A.** ..........................       111,443,338
     2,872,777  Total Fina Elf** .............................       403,635,913

                                                                   1,281,219,748

Optical Supplies - 0.3%
     1,078,000  Hoya Corp.** .................................        64,377,926

Petrochemicals - 0.6%
    24,301,724  Reliance Industries, Ltd. ....................  $    129,332,313

Property and Casualty Insurance - 0.2%
     4,182,000  Tokio Marine & Fire Insurance
                  Company, Ltd.** ............................        34,199,436

Publishing - Books - 0.3%
     2,812,290  Elsevier N.V.** ..............................        32,700,141
     2,626,866  Reed International PLC** .....................        21,508,192

                                                                      54,208,333

Publishing - Newspapers - 0.6%
    10,601,623  Pearson PLC** ................................       127,219,332

Publishing - Periodicals - 0.7%
     7,112,077  Wolters Kluwer N.V.** ........................       149,378,565

Reinsurance - 1.0%
       195,193  Muenchener Rueckversicherungs-
                  Gesellschaft A.G.** ........................        51,510,426
     1,407,787  Swiss Re** ...................................       144,841,149

                                                                     196,351,575

Retail - Discount - 1.6%
     1,505,225  Costco Wholesale Corp.* ......................        56,942,662
     5,050,680  Wal-Mart Stores, Inc. ........................       259,604,952

                                                                     316,547,614

Retail - Drug Store - 0.5%
     3,176,985  Walgreen Co. .................................       102,870,774

Security Services - 1.1%
    12,853,392  Securitas A.B. - Class B .....................       214,529,383

Semiconductor Components/Integrated Circuits - 0.5%
    53,741,600  Taiwan Semiconductor Manufacturing
                  Company, Ltd.* .............................        94,952,601

Semiconductor Equipment - 1.2%
     1,998,850  Applied Materials, Inc.* .....................        68,180,774
     4,739,682  ASM Lithography Holding N.V.*,** .............        68,301,851
     6,407,174  ASM Lithography Holding N.V.
                  - New York Shares*,** ......................        92,135,162
       645,400  Tokyo Electron, Ltd.** .......................        26,521,482

                                                                     255,139,269

Soap and Cleaning Preparations - 0.4%
     5,390,786  Reckitt Benckiser PLC** ......................        75,262,894

Super-Regional Banks - 0.4%
     4,148,045  U.S. Bancorp .................................        73,752,240

Telecommunication Equipment - 1.3%
     5,235,889  Nokia Oyj** ..................................       109,547,615
     7,133,108  Nokia Oyj (ADR)** ............................       146,300,045

                                                                     255,847,660

Telecommunication Services - 0.6%
     4,472,625  Amdocs, Ltd.*,** .............................       116,780,239

Telephone - Integrated - 1.7%
     6,392,859  Telefonica S.A.*,** ..........................        76,809,377
     7,994,675  Telefonos de Mexico S.A. (ADR)** .............       272,298,631

                                                                     349,108,008

Television - 0%
     2,502,000  Television Broadcasts, Ltd.** ................         7,377,655

See Notes to Schedules of Investments.

74  Janus Equity Funds  October 31, 2001

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Transportation - Services - 0.2%
       947,945  United Parcel Service, Inc. - Class B ........  $     48,345,195
--------------------------------------------------------------------------------
Total Common Stock (cost $17,725,174,616) ....................    17,510,218,902
--------------------------------------------------------------------------------
Preferred Stock - 2.0%
Automotive - Cars and Light Trucks - 0.6%
       371,347  Porsche A.G.** ...............................       103,682,366

Oil Companies - Integrated - 1.4%
    15,172,410  Petroleo Brasileiro S.A. (ADR) ...............       291,310,272
--------------------------------------------------------------------------------
Total Preferred Stock (cost $467,879,139) ....................       394,992,638
--------------------------------------------------------------------------------
Repurchase Agreement - 2.4%
$  500,000,000  Banc of America Securities L.L.C., 2.65%
                  dated 10/31/01, maturing 11/1/01
                  to be repurchased at $500,036,806
                  collateralized by $1,026,331,577
                  in U.S. Government Agencies
                  0%-26.054%, 10/25/09-11/25/31
                  with a value of $510,000,000
                  (cost $500,000,000) ........................       500,000,000
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 0.4%
                United Parcel Service, Inc.:
    25,000,000    2.30%, 11/14/01 ............................        24,979,236
    50,000,000    2.37%, 11/16/01 ............................        49,950,625
--------------------------------------------------------------------------------
Total Short-Term Corporate Notes
  (amortized cost $74,929,861) ...............................        74,929,861
--------------------------------------------------------------------------------
Time Deposits - 4.2%
                Societe Generale, New York
   160,900,000    2.65625%, 11/1/01 ..........................       160,900,000
                Southtrust Bank NC
   500,000,000    2.65625%, 11/1/01 ..........................       500,000,000
                UBS Financial, Inc.
   200,000,000    2.65625%, 11/1/01 ..........................       200,000,000
--------------------------------------------------------------------------------
Total Time Deposits (cost $860,900,000) ......................       860,900,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 4.2%
                Fannie Mae:
   150,000,000    3.44%, 11/14/01 ............................       149,813,667
    50,000,000    3.28%, 11/21/01 ............................        49,908,889
   100,000,000    2.33%, 12/14/01 ............................        99,721,694
   100,000,000    3.42%, 12/21/01 ............................        99,525,000
   100,000,000    3.58%, 1/10/02 .............................        99,625,000
    50,000,000    2.19%, 3/8/02 ..............................        49,625,000
    50,000,000    2.16%, 4/4/02 ..............................        49,562,500
                Federal Home Loan Bank System:
   100,000,000    2.33%, 12/27/01 ............................        99,637,556
   100,000,000    2.19%, 4/3/02 ..............................        99,125,000
                Freddie Mac
    50,000,000    2.38%, 11/30/01 ............................        49,904,139
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $846,035,792) ...........       846,448,445
--------------------------------------------------------------------------------
Total Investments (total cost $20,474,919,408) - 99.3% .......    20,187,489,846
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.7%        143,893,419
--------------------------------------------------------------------------------
Net Assets - 100% ............................................  $ 20,331,383,265
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2001

Country                       % of Investment Securities            Market Value
--------------------------------------------------------------------------------
Bermuda                                             4.6%        $    932,068,601
Brazil                                              2.2%             442,177,772
Canada                                              0.9%             174,654,288
Finland                                             1.3%             255,847,660
France                                              3.7%             751,886,136
Germany                                             1.7%             333,953,041
Hong Kong                                           1.9%             376,832,527
India                                               0.6%             129,332,313
Israel                                              1.0%             207,788,112
Japan                                               6.9%           1,382,874,580
Mexico                                              2.7%             549,545,458
Netherlands                                         6.9%           1,398,049,914
South Korea                                         0.3%              53,058,840
Spain                                               2.5%             510,646,617
Sweden                                              1.8%             370,388,378
Switzerland                                         4.6%             937,615,992
Taiwan                                              0.5%              94,952,601
United Kingdom                                      7.9%           1,595,636,450
United States++                                    48.0%           9,690,180,566
--------------------------------------------------------------------------------
Total                                             100.0%        $ 20,187,489,846

++Includes Short-Term Securities (36.7% excluding Short-Term Securities)

Forward Currency Contracts, Open at October 31, 2001

Currency Sold and                  Currency          Currency         Unrealized
Settlement Date                  Units Sold   Value in $ U.S.        Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 11/9/01           159,400,000    $  231,847,300    $   (2,449,556)
British Pound 2/7/02             22,200,000        32,125,620           (99,678)
British Pound 4/26/02           155,200,000       223,689,760        (4,442,910)
British Pound 5/10/02           169,200,000       243,495,720            321,480
Candian Dollar 11/16/01          39,100,000        24,637,681            618,135
Euro 11/9/01                    387,600,000       348,840,000          1,287,452
Euro 11/16/01                   502,400,000       452,059,520        (7,910,810)
Euro 1/22/02                    220,000,000       197,450,000        (1,650,000)
Euro 2/7/02                      75,700,000        67,902,900            361,468
Euro 4/26/02                    458,800,000       410,626,000        (3,561,766)
Euro 5/10/02                    493,400,000       441,109,468          3,295,912
Hong Kong Dollar
  11/16/01                    2,409,000,000       308,881,794             83,191
Japanese Yen 11/9/01          5,250,000,000        42,899,061          1,125,359
Japanese Yen 11/16/01         4,680,000,000        38,260,144           (61,052)
Japanese Yen 1/22/02          5,800,000,000        47,613,692             44,484
Japanese Yen 2/7/02          12,500,000,000       102,708,801          3,313,252
Japanese Yen 4/26/02         56,200,000,000       463,735,397          (834,406)
Japanese Yen 5/10/02         49,540,000,000       409,053,002          1,386,103
Mexican Peso 4/26/02          1,543,000,000       159,524,425            469,768
South Korean Won
  1/28/02                    38,040,000,000        29,182,969          (171,639)
Swiss Franc 11/9/01              73,000,000        44,713,953           (50,671)
Swiss Franc 11/16/01            155,000,000        94,940,586        (5,328,015)
Swiss Franc 4/26/02             292,600,000       179,454,155        (2,782,538)
--------------------------------------------------------------------------------
Total                                          $4,594,751,948    $  (17,036,437)

See Notes to Schedules of Investments.

                                        Janus Equity Funds  October 31, 2001  75

Statements of Assets and Liabilities

                                                                                 Janus                       Janus         Janus
As of October 31, 2001                                             Janus          Core         Janus         Global        Global
(all numbers in thousands              Janus          Janus       Balanced       Equity      Enterprise   Life Sciences  Technology
except net asset value per share)       Fund          Fund 2        Fund         Fund(1)        Fund          Fund          Fund
------------------------------------------------------------------------------------------------------------------------------------
Assets:
Investments at cost                  $22,183,599   $   391,885   $ 4,487,018   $   756,692   $ 3,728,293   $ 2,160,289   $ 2,621,998

Investments at value                 $23,500,075   $   370,828   $ 4,376,589   $   734,407   $ 3,062,207   $ 2,399,272   $ 2,290,492
  Cash                                     8,074         2,520            --           548         1,509            --         1,059
  Receivables:
    Investments sold                      99,880        10,362        26,157         4,389        27,941        41,917        16,031
    Fund shares sold                      10,541           458         5,320         2,661         7,802           600         1,755
    Dividends                             14,450           160         1,791           516           629           419         1,921
    Interest                                 349             2        29,197           325           186             1         2,957
  Other assets                               103             2             7            --            --            --             5
  Forward currency contracts                  --            --            --            --            --            --           293
------------------------------------------------------------------------------------------------------------------------------------
Total Assets                          23,633,472       384,332     4,439,061       742,846     3,100,274     2,442,209     2,314,513
------------------------------------------------------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Due to Advisor                            --            --            --            --            --            --            --
    Due to Custodian                          --            --         8,740            --            --         2,493            --
    Investments purchased                 36,328        12,849         8,668         8,181        19,910        19,568        34,152
    Fund shares repurchased               63,372           562         8,107           740         4,944         1,912         2,433
    Advisory fees                         13,328           206         2,442           409         1,727         1,356         1,223
    Transfer agent fees and expenses       4,015            52           621           147           708           671           344
  Accrued expenses                         2,216           230           243           420         1,167           727           670
  Forward currency contracts                 777            --            --            --            --           396            --
------------------------------------------------------------------------------------------------------------------------------------
Total Liabilities                        120,036        13,899        28,821         9,897        28,456        27,123        38,822
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                           $23,513,436   $   370,433   $ 4,410,240   $   732,949   $ 3,071,818   $ 2,415,086   $ 2,275,691
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)        1,063,374        54,257       228,825        43,670       103,520       142,399       210,161

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share            $     22.11   $      6.83   $     19.27   $     16.78   $     29.67   $     16.96   $     10.83
------------------------------------------------------------------------------------------------------------------------------------

(1)  Formerly, Janus Equity Income Fund.
(2) The receivable balance includes $22,898,368 denominated in foreign currency.

See Notes to Financial Statements.

76  Janus Equity Funds  October 31, 2001

                                       Janus         Janus                                                                 Janus
As of October 31, 2001                 Global        Growth        Janus         Janus         Janus         Janus        Special
(all numbers in thousands              Value       and Income     Mercury       Olympus        Orion        Overseas     Situations
except net asset value per share)       Fund          Fund          Fund          Fund          Fund          Fund          Fund
------------------------------------------------------------------------------------------------------------------------------------
Assets:
Investments at cost                  $    64,376   $ 6,756,249   $ 9,068,035   $ 3,209,296   $   605,866   $ 5,102,753   $ 1,031,890

Investments at value                 $    62,344   $ 6,561,821   $ 7,877,396   $ 3,098,744   $   621,251   $ 4,937,238   $   947,087
  Cash                                       968         3,030         1,806         1,165         2,005         5,586         2,563
  Receivables:
    Investments sold                          55        28,356        75,378        16,037            --       100,616             5
    Fund shares sold                         133         7,680         5,423         1,508           344        20,723           336
    Dividends                                143         2,391         1,822         1,045           200         6,636            78
    Interest                                   1         9,470            26         1,048             4             9            --
  Other assets                                --            16            17             3             1            11             2
  Forward currency contracts                  71            --            --            --            --            --            --
------------------------------------------------------------------------------------------------------------------------------------
Total Assets                              63,715     6,612,764     7,961,868     3,119,550       623,805     5,070,819       950,071
------------------------------------------------------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Due to Advisor                            54            --            --            --            --            --            --
    Due to Custodian                          --            --            --            --            --            --            --
    Investments purchased                     29        25,232        33,871        39,374        20,135        53,894         8,970
    Fund shares repurchased                  123         6,514         8,910         3,025           572        16,049           945
    Advisory fees                             34         3,681         4,522         1,723           331         2,773           531
    Transfer agent fees and expenses           9           901         1,451           387           114           725           269
  Accrued expenses                            41           356         1,027           724           350           543           436
  Forward currency contracts                  --           799         1,605            --            --         8,198            --
------------------------------------------------------------------------------------------------------------------------------------
Total Liabilities                            290        37,483        51,386        45,233        21,502        82,182        11,151
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                           $    63,425   $ 6,575,281   $ 7,910,482   $ 3,074,317   $   602,303   $ 4,988,637   $   938,920
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)            6,549       234,884       413,224       125,043       115,660       270,580        71,321

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share            $      9.68   $     27.99   $     19.14   $     24.59   $      5.21   $     18.44   $     13.16
------------------------------------------------------------------------------------------------------------------------------------

                                       Janus
As of October 31, 2001               Strategic       Janus         Janus          Janus
(all numbers in thousands              Value         Twenty       Venture       Worldwide
except net asset value per share)       Fund          Fund          Fund         Fund(2)
------------------------------------------------------------------------------------------
Assets:
Investments at cost                  $ 2,059,596   $13,212,758   $ 1,001,964   $20,474,919

Investments at value                 $ 1,958,312   $14,788,326   $ 1,031,886   $20,187,490
  Cash                                     2,526         1,566         1,577         1,559
  Receivables:
    Investments sold                          --            --         4,063       417,982
    Fund shares sold                       1,112         6,982           174        10,922
    Dividends                                462         1,854            31        24,084
    Interest                                 203        10,048             1           100
  Other assets                                 4            63            19            39
  Forward currency contracts                  --            --           189            --
------------------------------------------------------------------------------------------
Total Assets                           1,962,619    14,808,839     1,037,940    20,642,176
------------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Due to Advisor                            --            --            --            --
    Due to Custodian                          --            --            --            --
    Investments purchased                  4,748       169,297        27,200       230,922
    Fund shares repurchased                1,456       246,842           544        46,088
    Advisory fees                          1,095         8,174           555        11,367
    Transfer agent fees and expenses         297         2,371           152         2,997
  Accrued expenses                           356         3,702           211         2,382
  Forward currency contracts                  --            --            --        17,037
------------------------------------------------------------------------------------------
Total Liabilities                          7,952       430,386        28,662       310,793
------------------------------------------------------------------------------------------
Net Assets                           $ 1,954,667   $14,378,453   $ 1,009,278   $20,331,383
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)          232,083       396,030        27,286       506,080

------------------------------------------------------------------------------------------
Net Asset Value Per Share            $      8.42   $     36.31   $     36.99   $     40.17
------------------------------------------------------------------------------------------

                                        Janus Equity Funds  October 31, 2001  77

Statements of Operations

                                                                                                             Janus
For the fiscal year or period ended                                                          Janus            Core
October 31, 2001                                             Janus            Janus         Balanced         Equity
(all numbers in thousands)                                    Fund          Fund 2(1)         Fund           Fund(2)
-----------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                                $      55,898   $       1,555   $     142,349   $       5,694
  Dividends                                                     175,840           1,829          26,930           9,925
  Foreign tax withheld                                          (3,328)            (11)           (152)            (54)
-----------------------------------------------------------------------------------------------------------------------
Total Investment Income                                         228,410           3,373         169,127          15,565
-----------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                 222,611           2,541          30,310           5,691
  Transfer agent fees and expenses                               58,692           1,072           8,236           2,040
  Registration fees                                                 114             212             158             127
  Postage and mailing expenses                                    1,994              95             188             127
  Custodian fees                                                  2,374              53             301              90
  Printing expenses                                               2,303             143             245             228
  Audit fees                                                         25              15              23              22
  Trustees' fees and expenses                                       165               4              29               6
  Other expenses                                                    257              14              47              26
-----------------------------------------------------------------------------------------------------------------------
Total Expenses                                                  288,535           4,149          39,537           8,357
-----------------------------------------------------------------------------------------------------------------------
Expense and Fee Offsets                                         (4,300)           (231)           (695)           (248)
-----------------------------------------------------------------------------------------------------------------------
Net Expenses                                                    284,235           3,918          38,842           8,109
-----------------------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                   (55,825)           (545)         130,285           7,456
-----------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions     (7,032,151)       (172,332)       (204,849)       (108,614)
  Net realized gain/(loss) from foreign
    currency transactions                                        57,965               4         (3,134)              99
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations       (12,624,524)        (21,056)       (356,940)       (114,106)
-----------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments     (19,598,710)       (193,384)       (564,923)       (222,621)
-----------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting
  from Operations                                         $(19,654,535)   $   (193,929)   $   (434,638)   $   (215,165)
-----------------------------------------------------------------------------------------------------------------------

                                                                             Janus           Janus
For the fiscal year or period ended                          Janus           Global          Global
October 31, 2001                                           Enterprise    Life Sciences     Technology
(all numbers in thousands)                                    Fund            Fund            Fund
-------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                                $      12,677   $       7,895   $      41,062
  Dividends                                                       4,620           9,857          18,167
  Foreign tax withheld                                             (45)           (230)           (997)
-------------------------------------------------------------------------------------------------------
Total Investment Income                                          17,252          17,522          58,232
-------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                  31,580          19,226          26,064
  Transfer agent fees and expenses                               10,617           6,599           8,812
  Registration fees                                                 322             264              --
  Postage and mailing expenses                                      701             399             569
  Custodian fees                                                    244             356             562
  Printing expenses                                                 967             549             793
  Audit fees                                                         30              27              36
  Trustees' fees and expenses                                        23              17              21
  Other expenses                                                     85              34              58
-------------------------------------------------------------------------------------------------------
Total Expenses                                                   44,569          27,471          36,915
-------------------------------------------------------------------------------------------------------
Expense and Fee Offsets                                           (822)           (551)           (626)
-------------------------------------------------------------------------------------------------------
Net Expenses                                                     43,747          26,920          36,289
-------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                   (26,495)         (9,398)          21,943
-------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions     (2,903,394)       (451,473)     (1,881,262)
  Net realized gain/(loss) from foreign
    currency transactions                                            --           3,437          56,927
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations        (1,581,463)       (546,739)     (2,363,212)
-------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments      (4,484,857)       (994,775)     (4,187,547)
-------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting
  from Operations                                         $ (4,511,352)   $ (1,004,173)   $ (4,165,604)
-------------------------------------------------------------------------------------------------------

(1)  Fiscal period from December 29, 2000 (inception) to October 31, 2001.
(2)  Formerly, Janus Equity Income Fund.
(3)  Fiscal period from June 29, 2001 (inception) to October 31, 2001.

See Notes to Financial Statements.

78  Janus Equity Funds  October 31, 2001

                                                              Janus          Janus
For the fiscal year or period ended                          Global          Growth          Janus           Janus
October 31, 2001                                              Value        and Income       Mercury         Olympus
(all numbers in thousands)                                   Fund(3)          Fund            Fund            Fund
-----------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                                $         237   $      81,025   $      62,036   $      43,420
  Dividends                                                         180          60,526          57,622          15,138
  Foreign tax withheld                                             (16)           (574)         (2,527)           (326)
-----------------------------------------------------------------------------------------------------------------------
Total Investment Income                                             401         140,977         117,131          58,232
-----------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                     122          50,426          73,061          30,986
  Transfer agent fees and expenses                                   44          15,111          23,325          10,363
  Registration fees                                                  54             262              79              88
  Postage and mailing expenses                                        9             425           1,111             818
  Custodian fees                                                     14             591             832             312
  Printing expenses                                                  12             517           1,538             712
  Audit fees                                                         22              29              30              27
  Trustees' fees and expenses                                         2              38              40              21
  Other expenses                                                      7              69             103              60
-----------------------------------------------------------------------------------------------------------------------
Total Expenses                                                      286          67,468         100,119          43,387
-----------------------------------------------------------------------------------------------------------------------
Expense and Fee Offsets                                             (5)         (1,072)           (975)         (1,177)
-----------------------------------------------------------------------------------------------------------------------
Net Expenses                                                        281          66,396          99,144          42,210
-----------------------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                        120          74,581          17,987          16,022
-----------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions              --       (233,839)     (4,162,923)     (1,544,765)
  Net realized gain/(loss) from foreign
    currency transactions                                            29          16,378        (27,632)           8,152
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations            (1,962)     (2,438,313)     (3,177,828)     (2,129,633)
-----------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments          (1,933)     (2,655,774)     (7,368,383)     (3,666,246)
-----------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting
  from Operations                                         $     (1,813)   $ (2,581,193)   $ (7,350,396)   $ (3,650,224)
-----------------------------------------------------------------------------------------------------------------------

                                                                                             Janus           Janus
For the fiscal year or period ended                          Janus           Janus          Special        Strategic
October 31, 2001                                             Orion          Overseas       Situations        Value
(all numbers in thousands)                                    Fund            Fund            Fund            Fund
-----------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                                $       5,585   $      44,818   $       1,123   $       1,316
  Dividends                                                       1,903          75,185           9,692          31,362
  Foreign tax withheld                                            (123)         (7,908)           (310)           (817)
-----------------------------------------------------------------------------------------------------------------------
Total Investment Income                                           7,365         112,095          10,505          31,861
-----------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                   4,954          45,133           8,604          17,326
  Transfer agent fees and expenses                                2,352          11,038           3,323           5,747
  Registration fees                                                  74               3             244              35
  Postage and mailing expenses                                      225             223             231             442
  Custodian fees                                                     73           3,476             174             252
  Printing expenses                                                 318             196             298             567
  Audit fees                                                         18              40              17              26
  Trustees' fees and expenses                                         5              16               7              16
  Other expenses                                                     24              84              27              37
-----------------------------------------------------------------------------------------------------------------------
Total Expenses                                                    8,043          60,209          12,925          24,448
-----------------------------------------------------------------------------------------------------------------------
Expense and Fee Offsets                                           (184)         (1,347)           (433)           (323)
-----------------------------------------------------------------------------------------------------------------------
Net Expenses                                                      7,859          58,862          12,492          24,125
-----------------------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                      (494)          53,233         (1,987)           7,736
-----------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions       (626,532)     (1,085,155)       (253,073)       (381,324)
  Net realized gain/(loss) from foreign
    currency transactions                                         (490)         125,362           (899)           (246)
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations            164,704     (2,335,413)       (300,787)       (314,346)
-----------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments        (462,318)     (3,295,206)       (554,759)       (695,916)
-----------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting
  from Operations                                         $   (462,812)   $ (3,241,973)   $   (556,746)   $   (688,180)
-----------------------------------------------------------------------------------------------------------------------

For the fiscal year or period ended                          Janus           Janus           Janus
October 31, 2001                                             Twenty         Venture        Worldwide
(all numbers in thousands)                                    Fund            Fund            Fund
-------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                                $     212,653   $       4,399   $     131,391
  Dividends                                                      90,801           2,204         276,744
  Foreign tax withheld                                          (4,767)             (5)        (23,251)
-------------------------------------------------------------------------------------------------------
Total Investment Income                                         298,687           6,598         384,884
-------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                 131,931           8,533         181,794
  Transfer agent fees and expenses                               35,576           2,393          48,861
  Registration fees                                                 148             115              --
  Postage and mailing expenses                                    1,112             101           1,074
  Custodian fees                                                  1,301             118           8,947
  Printing expenses                                               1,381             105           1,375
  Audit fees                                                         28              32              67
  Trustees' fees and expenses                                        73              11             121
  Other expenses                                                    140              26             290
-------------------------------------------------------------------------------------------------------
Total Expenses                                                  171,690          11,434         242,529
-------------------------------------------------------------------------------------------------------
Expense and Fee Offsets                                         (1,354)           (147)         (5,620)
-------------------------------------------------------------------------------------------------------
Net Expenses                                                    170,336          11,287         236,909
-------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                    128,351         (4,689)         147,975
-------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions     (4,007,463)       (255,175)     (4,381,750)
  Net realized gain/(loss) from foreign
    currency transactions                                          (28)             519         382,623
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations       (10,470,952)       (493,334)     (9,146,957)
-------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments     (14,478,443)       (747,990)    (13,146,084)
-------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting
  from Operations                                         $(14,350,092)   $   (752,679)   $(12,998,109)
-------------------------------------------------------------------------------------------------------

                                        Janus Equity Funds  October 31, 2001  79

Statements of Changes in Net Assets

For the fiscal year or period ended                                             Janus                    Janus
October 31                                                                       Fund                  Fund 2(1)
(all numbers in thousands)                                               2001            2000             2001
------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                       $    (55,825)   $    (83,615)   $       (545)
  Net realized gain/(loss) from investment and
    foreign currency transactions                                      (6,974,186)       4,876,094       (172,328)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                  (12,624,524)         742,125        (21,056)
------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations       (19,654,535)       5,534,604       (193,929)
------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                        --              --              --
  Dividends (in excess of net investment income)*                               --              --              --
  Net realized gain from investment transactions*                               --     (4,451,206)              --
  Distributions (in excess of net realized gain from investments)*     (4,625,372)              --              --
  Tax return of capital*                                                        --              --              --
------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                          (4,625,372)     (4,451,206)              --
------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                            3,371,412      12,018,056         797,289
  Reinvested dividends and distributions                                 4,488,568       4,328,707              --
  Shares repurchased                                                   (6,534,384)     (6,797,144)       (232,927)
------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                  1,325,596       9,549,619         564,362
------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                 (22,954,311)      10,633,017         370,433
Net Assets:
  Beginning of period                                                   46,467,747      35,834,730              --
------------------------------------------------------------------------------------------------------------------
  End of period                                                      $  23,513,436   $  46,467,747   $     370,433
------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                           $  29,333,976   $  28,064,163   $     563,821
  Accumulated net investment income/(loss)*                                     45              --              --
  Accumulated net realized gain/(loss) from investments*               (7,136,029)       4,463,616       (172,332)
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations                        1,315,444      13,939,968        (21,056)
------------------------------------------------------------------------------------------------------------------
                                                                     $  23,513,436   $  46,467,747   $     370,433
------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                              108,690         265,999          81,489
  Reinvested distributions                                                 128,723         102,771              --
------------------------------------------------------------------------------------------------------------------
Total                                                                      237,413         368,770          81,489
------------------------------------------------------------------------------------------------------------------
  Shares repurchased                                                     (230,139)       (150,373)        (27,232)
Net Increase/(Decrease) in Fund Shares                                       7,274         218,397          54,257
Shares Outstanding, Beginning of Period                                  1,056,100         837,703              --
------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                        1,063,374       1,056,100          54,257
------------------------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                            $  16,868,264   $  32,498,298   $   1,580,894
  Proceeds from sales of securities                                     18,028,778      27,735,004       1,041,577
  Purchases of long-term U.S. government obligations                            --              --              --
  Proceeds from sales of long-term U.S. government obligations                  --              --              --

                                                                                Janus                            Janus
For the fiscal year or period ended                                            Balanced                       Core Equity
October 31                                                                       Fund                           Fund(2)
(all numbers in thousands)                                                2001            2000            2001            2000
----------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                       $     130,285   $     118,865   $       7,456   $       6,589
  Net realized gain/(loss) from investment and
    foreign currency transactions                                        (207,983)         249,653       (108,515)         136,524
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                     (356,940)       (118,011)       (114,106)        (63,098)
----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations          (434,638)         250,507       (215,165)          80,015
----------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                 (135,718)       (101,112)         (5,617)         (5,648)
  Dividends (in excess of net investment income)*                               --              --              --              --
  Net realized gain from investment transactions*                          (8,056)        (44,727)              --        (20,913)
  Distributions (in excess of net realized gain from investments)*       (208,385)              --       (105,882)              --
  Tax return of capital*                                                        --              --              --              --
----------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                            (352,159)       (145,839)       (111,499)        (26,561)
----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                            1,435,862       3,004,367         347,259         816,531
  Reinvested dividends and distributions                                   344,351         142,023         106,992          25,544
  Shares repurchased                                                   (1,356,557)     (1,407,446)       (421,141)       (650,345)
----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                    423,656       1,738,944          33,110         191,730
----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                    (363,141)       1,843,612       (293,554)         245,184
Net Assets:
  Beginning of period                                                    4,773,381       2,929,769       1,026,503         781,319
----------------------------------------------------------------------------------------------------------------------------------
  End of period                                                      $   4,410,240   $   4,773,381   $     732,949   $   1,026,503
----------------------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                           $   4,712,771   $   4,289,115   $     860,891   $     827,781
  Accumulated net investment income/(loss)*                                 12,913          21,716           3,186           1,356
  Accumulated net realized gain/(loss) from investments*                 (205,014)         216,040       (108,842)         105,546
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations                        (110,430)         246,510        (22,286)          91,820
----------------------------------------------------------------------------------------------------------------------------------
                                                                     $   4,410,240   $   4,773,381   $     732,949   $   1,026,503
----------------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                               69,406         128,908          17,726          32,801
  Reinvested distributions                                                  16,599           6,125           5,248           1,056
----------------------------------------------------------------------------------------------------------------------------------
Total                                                                       86,005         135,033          22,974          33,857
----------------------------------------------------------------------------------------------------------------------------------
  Shares repurchased                                                      (66,245)        (60,446)        (21,632)        (26,141)
Net Increase/(Decrease) in Fund Shares                                      19,760          74,587           1,342           7,716
Shares Outstanding, Beginning of Period                                    209,065         134,478          42,328          34,612
----------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                          228,825         209,065          43,670          42,328
----------------------------------------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                            $   3,300,872   $   3,532,925   $     899,852   $   1,060,236
  Proceeds from sales of securities                                      2,858,566       2,871,013         876,107       1,026,826
  Purchases of long-term U.S. government obligations                     1,684,922         906,208          32,825              --
  Proceeds from sales of long-term U.S. government obligations           1,980,124         328,609          25,710              --

(1)  Fiscal period from December 29, 2000 (inception) to October 31, 2001.
(2)  Formerly, Janus Equity Income Fund.
(3)  Fiscal period from June 29, 2001 (inception) to October 31, 2001.
*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

80  Janus Equity Funds  October 31, 2001

                                                                                Janus                        Janus Global
For the fiscal year or period ended                                           Enterprise                    Life Sciences
October 31                                                                       Fund                            Fund
(all numbers in thousands)                                                2001            2000            2001            2000
----------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                       $    (26,495)   $    (47,139)   $     (9,398)   $       4,143
  Net realized gain/(loss) from investment and
    foreign currency transactions                                      (2,903,394)       (612,246)       (448,036)       (443,953)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                   (1,581,463)         148,631       (546,739)         742,803
----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations        (4,511,352)       (510,754)     (1,004,173)         302,993
----------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                        --              --              --              --
  Dividends (in excess of net investment income)*                               --              --         (3,081)              --
  Net realized gain from investment transactions*                               --              --              --              --
  Distributions (in excess of net realized gain from investments)*              --       (167,625)              --              --
  Tax return of capital*                                                        --              --              --              --
----------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                                   --       (167,625)         (3,081)             --
----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                            2,193,574      11,155,041         356,580       6,401,236
  Reinvested dividends and distributions                                        --         163,404           2,992              --
  Shares repurchased                                                   (2,694,968)     (4,885,200)     (1,204,690)     (2,781,207)
----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                  (501,394)       6,433,245       (845,118)       3,620,029
----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                  (5,012,746)       5,754,866     (1,852,372)       3,923,022
Net Assets:
  Beginning of period                                                    8,084,564       2,329,698       4,267,458         344,436
----------------------------------------------------------------------------------------------------------------------------------
  End of period                                                      $   3,071,818   $   8,084,564   $   2,415,086   $   4,267,458
----------------------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                           $   7,265,084   $   7,792,973   $   3,076,380   $   3,930,906
  Accumulated net investment income/(loss)*                                     --              --              --           3,081
  Accumulated net realized gain/(loss) from investments*               (3,527,180)       (623,786)       (899,887)       (451,861)
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations                        (666,086)         915,377         238,593         785,332
----------------------------------------------------------------------------------------------------------------------------------
                                                                     $   3,071,818   $   8,084,564   $   2,415,086   $   4,267,458
----------------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                               49,057         139,332          19,062         295,536
  Reinvested distributions                                                      --           2,372             148              --
----------------------------------------------------------------------------------------------------------------------------------
Total                                                                       49,057         141,704          19,210         295,536
----------------------------------------------------------------------------------------------------------------------------------
  Shares repurchased                                                      (63,712)        (63,257)        (67,232)       (133,896)
Net Increase/(Decrease) in Fund Shares                                    (14,655)          78,447        (48,022)         161,640
Shares Outstanding, Beginning of Period                                    118,175          39,728         190,421          28,781
----------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                          103,520         118,175         142,399         190,421
----------------------------------------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                            $   3,946,533   $  11,673,881   $   2,406,721   $   7,261,028
  Proceeds from sales of securities                                      4,407,859       5,587,406       3,069,083       3,788,206
  Purchases of long-term U.S. government obligations                            --              --              --              --
  Proceeds from sales of long-term U.S. government obligations                  --              --              --              --

                                                                             Janus Global                Janus
For the fiscal year or period ended                                           Technology              Global Value
October 31                                                                       Fund                     Fund
(all numbers in thousands)                                                2001            2000           2001(3)
------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                       $      21,943   $      15,143   $         120
  Net realized gain/(loss) from investment and
    foreign currency transactions                                      (1,824,335)       (194,404)              29
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                   (2,363,212)       1,046,693         (1,962)
------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations        (4,165,604)         867,432         (1,813)
------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                   (9,892)         (4,200)              --
  Dividends (in excess of net investment income)*                         (32,268)              --              --
  Net realized gain from investment transactions*                               --              --              --
  Distributions (in excess of net realized gain from investments)*              --        (37,535)              --
  Tax return of capital*                                                  (44,371)              --              --
------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                             (86,531)        (41,735)              --
------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                              703,507       8,544,908          88,987
  Reinvested dividends and distributions                                    83,844          40,471              --
  Shares repurchased                                                   (1,824,017)     (5,181,098)        (23,749)
------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                (1,036,666)       3,404,281          65,238
------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                  (5,288,801)       4,229,978          63,425
Net Assets:
  Beginning of period                                                    7,564,492       3,334,514              --
------------------------------------------------------------------------------------------------------------------
  End of period                                                      $   2,275,691   $   7,564,492   $      63,425
------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                           $   4,644,134   $   5,745,550   $      65,238
  Accumulated net investment income/(loss)*                                (1,267)        (12,051)             123
  Accumulated net realized gain/(loss) from investments*               (2,035,940)       (200,983)              26
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations                        (331,236)       2,031,976         (1,962)
------------------------------------------------------------------------------------------------------------------
                                                                     $   2,275,691   $   7,564,492   $      63,425
------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                               40,335         277,696           9,010
  Reinvested distributions                                                   3,767           1,468              --
------------------------------------------------------------------------------------------------------------------
Total                                                                       44,102         279,164           9,010
------------------------------------------------------------------------------------------------------------------
  Shares repurchased                                                     (109,580)       (162,659)         (2,461)
Net Increase/(Decrease) in Fund Shares                                    (65,478)         116,505           6,549
Shares Outstanding, Beginning of Period                                    275,639         159,134              --
------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                          210,161         275,639           6,549
------------------------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                            $   2,163,912   $   7,284,807   $      56,876
  Proceeds from sales of securities                                      3,270,692       3,766,692              --
  Purchases of long-term U.S. government obligations                            --              --              --
  Proceeds from sales of long-term U.S. government obligations                  --              --              --

                                                                                Janus                           Janus
For the fiscal year or period ended                                        Growth and Income                   Mercury
October 31                                                                       Fund                            Fund
(all numbers in thousands)                                                2001            2000            2001            2000
----------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                       $      74,581   $      42,258   $      17,987   $      12,611
  Net realized gain/(loss) from investment and
    foreign currency transactions                                        (217,461)         391,758     (4,190,555)       1,983,065
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                   (2,438,313)         445,160     (3,177,828)       (369,928)
----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations        (2,581,193)         879,176     (7,350,396)       1,625,748
----------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                  (80,987)        (28,292)        (10,751)              --
  Dividends (in excess of net investment income)*                               --              --              --              --
  Net realized gain from investment transactions*                        (120,207)       (305,969)              --       (897,043)
  Distributions (in excess of net realized gain from investments)*       (245,848)              --     (1,759,634)              --
  Tax return of capital*                                                        --              --              --              --
----------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                            (447,042)       (334,261)     (1,770,385)       (897,043)
----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                            1,834,291       4,746,174       2,624,338      11,373,532
  Reinvested dividends and distributions                                   433,991         324,713       1,639,530         874,956
  Shares repurchased                                                   (1,970,601)     (2,146,852)     (3,580,540)     (5,689,141)
----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                    297,681       2,924,035         683,328       6,559,347
----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                  (2,730,554)       3,468,950     (8,437,453)       7,288,052
Net Assets:
  Beginning of period                                                    9,305,835       5,836,885   $  16,347,935       9,059,883
----------------------------------------------------------------------------------------------------------------------------------
  End of period                                                      $   6,575,281   $   9,305,835   $   7,910,482   $  16,347,935
----------------------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                           $   7,004,691   $   6,707,010   $  13,390,082   $  12,706,754
  Accumulated net investment income/(loss)*                                 11,588          18,031          17,973          10,751
  Accumulated net realized gain/(loss) from investments*                 (245,812)         337,667     (4,305,299)       1,644,876
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations                        (195,186)       2,243,127     (1,192,274)       1,985,554
----------------------------------------------------------------------------------------------------------------------------------
                                                                     $   6,575,281   $   9,305,835   $   7,910,482   $  16,347,935
----------------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                               55,639         112,237          97,016         257,197
  Reinvested distributions                                                  12,340           8,118          51,917          21,408
----------------------------------------------------------------------------------------------------------------------------------
Total                                                                       67,979         120,355         148,933         278,605
----------------------------------------------------------------------------------------------------------------------------------
  Shares repurchased                                                      (60,742)        (51,135)       (138,465)       (130,017)
Net Increase/(Decrease) in Fund Shares                                       7,237          69,220          10,468         148,588
Shares Outstanding, Beginning of Period                                    227,647         158,427         402,756         254,168
----------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                          234,884         227,647         413,224         402,756
----------------------------------------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                            $   3,969,456   $   5,070,517   $   8,899,237   $  13,827,066
  Proceeds from sales of securities                                      3,915,859       3,093,510       8,266,257       9,814,292
  Purchases of long-term U.S. government obligations                       193,577         286,530              --              --
  Proceeds from sales of long-term U.S. government obligations             196,886              --              --              --

                                        Janus Equity Funds  October 31, 2001  81

                                                                                Janus                           Janus
For the fiscal year or period ended                                            Olympus                          Orion
October 31                                                                       Fund                            Fund
(all numbers in thousands)                                                2001            2000            2001          2000(1)
----------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                       $      16,022   $      38,480   $       (494)   $       3,028
  Net realized gain/(loss) from investment
    and foreign currency transactions                                  (1,536,613)          47,840       (627,022)        (18,374)
  Change in unrealized net appreciation/depreciation
    of investments and foreign currency translations                   (2,129,633)         713,582         164,704       (149,320)
----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations        (3,650,224)         799,902       (462,812)       (164,666)
----------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                  (34,686)         (1,436)         (2,246)              --
  Dividends (in excess of net investment income)*                               --              --           (494)              --
  Net realized gain from investment transactions*                               --       (186,982)              --              --
  Distributions (in excess of net realized gain from investments)*        (57,716)              --              --              --
----------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                             (92,402)       (188,418)         (2,740)              --
----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                              704,758       6,368,837         326,303       1,499,164
  Reinvested dividends and distributions                                    89,940         184,388           2,669              --
  Shares repurchased                                                   (1,673,539)     (3,356,373)       (388,745)       (206,870)
----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                  (878,841)       3,196,852        (59,773)       1,292,294
----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                  (4,621,467)       3,808,336       (525,325)       1,127,628
Net Assets:
  Beginning of period                                                    7,695,784       3,887,448       1,127,628              --
----------------------------------------------------------------------------------------------------------------------------------
  End of period                                                      $   3,074,317   $   7,695,784   $     602,303   $   1,127,628
----------------------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                           $   4,733,294   $   5,612,135   $   1,231,821   $   1,292,582
  Accumulated net investment income/(loss)*                                 13,411          32,086               3           2,740
  Accumulated net realized gain/(loss) from investments*               (1,561,834)          32,484       (644,905)        (18,374)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations                                    (110,554)       2,019,079          15,384       (149,320)
----------------------------------------------------------------------------------------------------------------------------------
                                                                     $   3,074,317   $   7,695,784   $     602,303   $   1,127,628
----------------------------------------------------------------------------------------------------------------------------------

Transactions in Fund Shares:
  Shares sold                                                               20,030         116,154          49,464         149,794
  Reinvested distributions                                                   2,081           3,738             369              --
----------------------------------------------------------------------------------------------------------------------------------
Total                                                                       22,111         119,892          49,833         149,794
----------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                      (49,471)        (62,618)        (62,198)        (21,769)
Net Increase/(Decrease) in Fund Shares                                    (27,360)          57,274        (12,365)         128,025
  Shares Outstanding, Beginning of Period                                  152,403          95,129         128,025              --
----------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                          125,043         152,403         115,660         128,025
----------------------------------------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities
(excluding short-term securities):
  Purchases of securities                                            $   5,049,452   $   7,902,177   $   1,325,728   $   1,360,684
  Proceeds from sales of securities                                      5,106,471       5,359,297       1,442,333         113,860
  Purchases of long-term U.S. government obligations                            --              --              --              --
  Proceeds from sales of long-term U.S. government obligations                  --              --              --              --

                                                                                Janus
For the fiscal year or period ended                                            Overseas
October 31                                                                       Fund
(all numbers in thousands)                                                2001            2000
--------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                       $      53,233   $      21,853
  Net realized gain/(loss) from investment
    and foreign currency transactions                                    (959,793)       1,305,050
  Change in unrealized net appreciation/depreciation
    of investments and foreign currency translations                   (2,335,413)         240,411
--------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations        (3,241,973)       1,567,314
--------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                  (53,439)              --
  Dividends (in excess of net investment income)*                               --              --
  Net realized gain from investment transactions*                               --        (33,412)
  Distributions (in excess of net realized gain from investments)*       (998,947)              --
--------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                          (1,052,386)        (33,412)
--------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                            3,946,820       8,509,849
  Reinvested dividends and distributions                                 1,005,590          32,131
  Shares repurchased                                                   (5,049,722)     (6,335,554)
--------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                   (97,312)       2,206,426
--------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                  (4,391,671)       3,740,328
Net Assets:
  Beginning of period                                                    9,380,308       5,639,980
--------------------------------------------------------------------------------------------------
  End of period                                                      $   4,988,637   $   9,380,308
--------------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                           $   6,161,894   $   6,271,792
  Accumulated net investment income/(loss)*                                 24,903           1,774
  Accumulated net realized gain/(loss) from investments*               (1,024,166)         945,323
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations                                    (173,994)       2,161,419
--------------------------------------------------------------------------------------------------
                                                                     $   4,988,637   $   9,380,308
--------------------------------------------------------------------------------------------------

Transactions in Fund Shares:
  Shares sold                                                              166,468         226,071
  Reinvested distributions                                                  36,916             972
--------------------------------------------------------------------------------------------------
Total                                                                      203,384         227,043
--------------------------------------------------------------------------------------------------
  Shares Repurchased                                                     (213,306)       (169,058)
Net Increase/(Decrease) in Fund Shares                                     (9,922)          57,985
  Shares Outstanding, Beginning of Period                                  280,502         222,517
--------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                          270,580         280,502
--------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities
(excluding short-term securities):
  Purchases of securities                                            $   3,898,770   $   6,936,749
  Proceeds from sales of securities                                      4,368,849       5,383,764
  Purchases of long-term U.S. government obligations                            --              --
  Proceeds from sales of long-term U.S. government obligations                  --              --

(1)  Fiscal period from June 30, 2000 (inception) to October 31, 2000.
(2)  Fiscal period from February 29, 2000 (inception) to October 31, 2000.
*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

82  Janus Equity Funds  October 31, 2001

                                                                                Janus                           Janus
For the fiscal year or period ended                                        Special Situations              Strategic Value
October 31                                                                       Fund                            Fund
(all numbers in thousands)                                                2001            2000            2001           2000(2)
----------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                       $     (1,987)   $     (9,781)   $       7,736   $       2,698
  Net realized gain/(loss) from investment
    and foreign currency transactions                                    (253,972)         129,511       (381,570)          63,551
  Change in unrealized net appreciation/depreciation
    of investments and foreign currency translations                     (300,787)        (65,757)       (314,346)         213,057
----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations          (556,746)          53,973       (688,180)         279,306
----------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                        --              --         (4,735)              --
  Dividends (in excess of net investment income)*                               --              --              --              --
  Net realized gain from investment transactions*                               --       (175,615)              --              --
  Distributions (in excess of net realized gain from investments)*       (101,051)              --        (63,224)              --
----------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                            (101,051)       (175,615)        (67,959)              --
----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                              329,281       1,209,346         636,568       3,869,868
  Reinvested dividends and distributions                                    98,300         171,270          66,182              --
  Shares repurchased                                                     (531,178)       (755,638)     (1,118,892)     (1,022,226)
----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                  (103,597)         624,978       (416,142)       2,847,642
----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                    (761,394)         503,336     (1,172,281)       3,126,948
Net Assets:
  Beginning of period                                                    1,700,314       1,196,978       3,126,948              --
----------------------------------------------------------------------------------------------------------------------------------
  End of period                                                      $     938,920   $   1,700,314   $   1,954,667   $   3,126,948
----------------------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                           $   1,284,992   $   1,390,565   $   2,441,172   $   2,857,314
  Accumulated net investment income/(loss)*                                  (238)              --           5,090           2,335
  Accumulated net realized gain/(loss) from investments*                 (261,031)          93,765       (390,306)          54,242
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations                                     (84,803)         215,984       (101,289)         213,057
----------------------------------------------------------------------------------------------------------------------------------
                                                                     $     938,920   $   1,700,314   $   1,954,667   $   3,126,948
----------------------------------------------------------------------------------------------------------------------------------

Transactions in Fund Shares:
  Shares sold                                                               18,775          49,969          61,255         371,000
  Reinvested distributions                                                   5,557           7,853           6,501              --
----------------------------------------------------------------------------------------------------------------------------------
Total                                                                       24,332          57,822          67,756         371,000
----------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                      (31,719)        (31,737)       (112,590)        (94,083)
Net Increase/(Decrease) in Fund Shares                                     (7,387)          26,085        (44,834)         276,917
  Shares Outstanding, Beginning of Period                                   78,708          52,623         276,917              --
----------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                           71,321          78,708         232,083         276,917
----------------------------------------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities
(excluding short-term securities):
  Purchases of securities                                            $   1,478,623   $   1,385,345   $   2,024,781   $   4,240,961
  Proceeds from sales of securities                                      1,679,974         949,067       2,515,878       1,393,725
  Purchases of long-term U.S. government obligations                            --              --              --              --
  Proceeds from sales of long-term U.S. government obligations                  --              --              --              --

                                                                                Janus                           Janus
For the fiscal year or period ended                                             Twenty                         Venture
October 31                                                                       Fund                            Fund
(all numbers in thousands)                                                2001            2000            2001            2000
----------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                       $     128,351   $    (44,715)   $     (4,689)   $     (8,698)
  Net realized gain/(loss) from investment
    and foreign currency transactions                                  (4,007,491)         837,930       (254,656)         397,648
  Change in unrealized net appreciation/depreciation
    of investments and foreign currency translations                  (10,470,952)       1,340,223       (493,334)       (322,293)
----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations       (14,350,092)       2,133,438       (752,679)          66,657
----------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                        --        (34,359)              --              --
  Dividends (in excess of net investment income)*                               --        (44,715)              --              --
  Net realized gain from investment transactions*                               --     (1,708,104)       (119,709)       (298,953)
  Distributions (in excess of net realized gain from investments)*       (760,204)              --       (257,661)              --
----------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                            (760,204)     (1,787,178)       (377,370)       (298,953)
----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                            2,567,807       7,280,636          72,253         343,816
  Reinvested dividends and distributions                                   742,316       1,745,295         354,857         284,957
  Shares repurchased                                                   (4,829,640)     (7,157,037)       (210,432)       (334,183)
----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                (1,519,517)       1,868,894         216,678         294,590
----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                 (16,629,813)       2,215,154       (913,371)          62,294
Net Assets:
  Beginning of period                                                   31,008,266      28,793,112       1,922,649       1,860,355
----------------------------------------------------------------------------------------------------------------------------------
  End of period                                                      $  14,378,453   $  31,008,266   $   1,009,278   $   1,922,649
----------------------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                           $  16,682,411   $  18,201,928   $   1,236,824   $   1,024,837
  Accumulated net investment income/(loss)*                                128,320              --               1              --
  Accumulated net realized gain/(loss) from investments*               (4,007,845)         759,819       (257,660)         374,365
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations                                    1,575,567      12,046,519          30,113         523,447
----------------------------------------------------------------------------------------------------------------------------------
                                                                     $  14,378,453   $  31,008,266   $   1,009,278   $   1,922,649
----------------------------------------------------------------------------------------------------------------------------------

Transactions in Fund Shares:
  Shares sold                                                               53,023          91,422           1,505           2,990
  Reinvested distributions                                                  12,270          21,871           6,959           2,607
----------------------------------------------------------------------------------------------------------------------------------
Total                                                                       65,293         113,293           8,464           5,597
----------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                     (105,548)        (89,998)         (4,515)         (2,996)
Net Increase/(Decrease) in Fund Shares                                    (40,255)          23,295           3,949           2,601
  Shares Outstanding, Beginning of Period                                  436,285         412,990          23,337          20,736
----------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                          396,030         436,285          27,286          23,337
----------------------------------------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities
(excluding short-term securities):
  Purchases of securities                                            $   8,206,403   $  10,580,195   $     871,695   $   1,973,365
  Proceeds from sales of securities                                     11,022,989       8,429,903         924,919       2,117,484
  Purchases of long-term U.S. government obligations                            --              --              --              --
  Proceeds from sales of long-term U.S. government obligations                  --              --              --              --

                                                                                   Janus
For the fiscal year or period ended                                              Worldwide
October 31                                                                          Fund
(all numbers in thousands)                                                   2001            2000
-----------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                         $      147,975   $      48,578
  Net realized gain/(loss) from investment
    and foreign currency transactions                                     (3,999,127)       3,740,952
  Change in unrealized net appreciation/depreciation
    of investments and foreign currency translations                      (9,146,957)         691,457
-----------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations          (12,998,109)       4,480,987
-----------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                    (165,014)        (11,268)
  Dividends (in excess of net investment income)*                            (51,405)              --
  Net realized gain from investment transactions*                                  --       (546,250)
  Distributions (in excess of net realized gain from investments)*        (3,433,186)              --
-----------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                             (3,649,605)       (557,518)
-----------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                               4,400,917      19,694,228
  Reinvested dividends and distributions                                    3,556,158         542,885
  Shares repurchased                                                      (8,753,221)    (10,476,660)
-----------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                     (796,146)       9,760,453
-----------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                    (17,443,860)      13,683,922
Net Assets:
  Beginning of period                                                      37,775,243      24,091,321
-----------------------------------------------------------------------------------------------------
  End of period                                                         $  20,331,383   $  37,775,243
-----------------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                              $  24,858,301   $  25,675,541
  Accumulated net investment income/(loss)*                                     6,314          17,039
  Accumulated net realized gain/(loss) from investments*                  (4,228,194)       3,240,744
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations                                       (305,038)       8,841,919
-----------------------------------------------------------------------------------------------------
                                                                        $  20,331,383   $  37,775,243
-----------------------------------------------------------------------------------------------------

Transactions in Fund Shares:
  Shares sold                                                                  85,230         253,875
  Reinvested distributions                                                     60,334           7,675
-----------------------------------------------------------------------------------------------------
Total                                                                         145,564         261,550
-----------------------------------------------------------------------------------------------------
  Shares Repurchased                                                        (173,452)       (136,824)
Net Increase/(Decrease) in Fund Shares                                       (27,888)         124,726
  Shares Outstanding, Beginning of Period                                     533,968         409,242
-----------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                             506,080         533,968
-----------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities
(excluding short-term securities):
  Purchases of securities                                               $  19,655,930   $  29,298,203
  Proceeds from sales of securities                                        23,685,720      19,797,076
  Purchases of long-term U.S. government obligations                               --              --
  Proceeds from sales of long-term U.S. government obligations                     --              --

                                        Janus Equity Funds  October 31, 2001  83

Financial Highlights

For a share outstanding during the                                                         Janus Fund
fiscal year ended October 31                                    2001           2000           1999           1998           1997

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $      44.00   $      42.78   $      27.97   $      29.36   $      26.65
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                        --             --             --          (.02)            .15
  Net gains/(losses) on securities
    (both realized and unrealized)                               (17.50)           6.44          15.63           3.70           5.69
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                 (17.50)           6.44          15.63           3.68           5.84
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                             --             --             --          (.23)          (.21)
  Distributions (from capital gains)*                                 --         (5.22)          (.82)         (4.84)         (2.92)
  Distributions (in excess of capital gains)*                     (4.39)             --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                               (4.39)         (5.22)          (.82)         (5.07)         (3.13)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $      22.11   $      44.00   $      42.78   $      27.97   $      29.36
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                    (43.42)%         15.60%         56.75%         15.12%         24.18%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                    $ 23,513,436   $ 46,467,747   $ 35,834,730   $ 20,721,262   $ 19,029,334
Average Net Assets for the Period (in thousands)            $ 34,254,548   $ 45,103,049   $ 28,993,305   $ 20,777,322   $ 17,515,216
Ratio of Gross Expenses to Average Net Assets(1)                   0.84%          0.85%          0.85%          0.87%          0.87%
Ratio of Net Expenses to Average Net Assets(1)                     0.83%          0.84%          0.84%          0.86%          0.86%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets                                   (0.16)%        (0.19)%        (0.14)%             --          0.85%
Portfolio Turnover Rate                                              51%            65%            63%            70%           132%

For a share outstanding during the                          Janus Fund 2
period ended October 31                                        2001(2)

--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $      10.00
--------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                        --
  Net gains/(losses) on securities
    (both realized and unrealized)                                (3.17)
--------------------------------------------------------------------------------
Total from Investment Operations                                  (3.17)
--------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                             --
  Distributions (from capital gains)*                                 --
--------------------------------------------------------------------------------
Total Distributions                                                   --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                              $       6.83
--------------------------------------------------------------------------------
Total Return**                                                  (31.70)%
--------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                    $    370,433
Average Net Assets for the Period (in thousands)            $    464,753
Ratio of Gross Expenses to Average Net Assets***(1)                1.06%
Ratio of Net Expenses to Average Net Assets***(1)                  1.00%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                                (0.14)%
Portfolio Turnover Rate***                                          276%

(1)  See "Explanation of the Charts and Tables."
(2) Fiscal period from December 29, 2000 (inception) to October 31, 2001. *See Note 3 in Notes to Financial Statements.
 **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.

See Notes to Financial Statements.

84  Janus Equity Funds  October 31, 2001

For a share outstanding during the                                                    Janus Balanced Fund
fiscal year ended October 31                                    2001           2000           1999           1998           1997

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $      22.83   $      21.79   $      17.22   $      16.73   $      15.20
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                       .56            .61            .42            .33            .36
  Net gain/(loss) on securities
    (both realized and unrealized)                                (2.48)           1.33           4.69           2.00           2.88
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                  (1.92)           1.94           5.11           2.33           3.24
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                          (.61)          (.58)          (.43)          (.35)          (.36)
  Distributions (from capital gains)*                              (.04)          (.32)          (.11)         (1.49)         (1.35)
  Distributions (in excess of net
    realized gain from investments)*                               (.99)             --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                               (1.64)          (.90)          (.54)         (1.84)         (1.71)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $      19.27   $      22.83   $      21.79   $      17.22   $      16.73
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                     (8.83)%          8.93%         29.89%         15.48%         23.38%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                    $  4,410,240   $  4,773,381   $  2,929,769   $    830,049   $    360,159
Average Net Assets for the Period (in thousands)            $  4,663,032   $  4,072,183   $  1,953,809   $    536,524   $    283,220
Ratio of Gross Expenses to Average Net Assets(1)                   0.85%          0.87%          0.92%          1.03%          1.12%
Ratio of Net Expenses to Average Net Assets(1)                     0.83%          0.85%          0.91%          1.01%          1.10%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets                                     2.79%          2.92%          2.37%          2.34%          2.63%
Portfolio Turnover Rate                                             117%            87%            64%            73%           139%

For a share outstanding during the                                                  Janus Core Equity Fund(2)
fiscal year ended October 31                                    2001           2000           1999           1998           1997

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $      24.25   $      22.57   $      15.59   $      13.98   $      11.29
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                       .17            .15            .14            .05            .09
  Net gain/(loss) on securities
    (both realized and unrealized)                                (4.98)           2.25           7.17           2.47           3.11
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                  (4.81)           2.40           7.31           2.52           3.20
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                          (.13)          (.14)          (.15)          (.03)          (.12)
  Distributions (from capital gains)*                                 --          (.58)          (.18)          (.88)          (.39)
  Distributions (in excess of net
    realized gain from investments)*                              (2.53)             --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                               (2.66)          (.72)          (.33)          (.91)          (.51)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $      16.78   $      24.25   $      22.57   $      15.59   $      13.98
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                    (21.70)%         10.65%         47.22%         19.21%         29.46%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                    $    732,949   $  1,026,503   $    781,319   $    200,782   $     74,325
Average Net Assets for the Period (in thousands)            $    875,515   $  1,019,261   $    571,009   $    133,613   $     46,054
Ratio of Gross Expenses to Average Net Assets(1)                   0.95%          0.95%          1.02%          1.21%          1.48%
Ratio of Net Expenses to Average Net Assets(1)                     0.93%          0.93%          1.01%          1.18%          1.45%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets                                     0.85%          0.65%          0.81%          0.41%          0.62%
Portfolio Turnover Rate                                             115%           116%            81%           101%           180%

(1)  See "Explanation of the Charts and Tables."
(2)  Formerly, Janus Equity Income Fund.
*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

                                        Janus Equity Funds  October 31, 2001  85

For a share outstanding during the                                                   Janus Enterprise Fund
fiscal year ended October 31                                    2001           2000           1999           1998           1997

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $      68.41   $      58.64   $      32.33   $      30.86   $      31.19
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                        --             --             --             --             --
  Net gains/(losses) on securities
    (both realized and unrealized)                               (38.74)          13.10          30.61           3.43            .95
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                 (38.74)          13.10          30.61           3.43            .95
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                             --             --             --             --             --
  Distributions (from capital gains)*                                 --             --         (4.30)         (1.96)         (1.28)
  Distributions (in excess of capital gains)*                         --         (3.33)             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                   --         (3.33)         (4.30)         (1.96)         (1.28)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $      29.67   $      68.41   $      58.64   $      32.33   $      30.86
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                    (56.63)%         22.29%        104.09%         11.79%          3.31%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                    $  3,071,818   $  8,084,564   $  2,329,698   $    558,999   $    551,828
Average Net Assets for the Period (in thousands)            $  4,858,360   $  7,265,824   $  1,126,839   $    551,467   $    613,784
Ratio of Gross Expenses to Average Net Assets(1)                   0.92%          0.90%          0.98%          1.08%          1.07%
Ratio of Net Expenses to Average Net Assets(1)                     0.90%          0.88%          0.95%          1.06%          1.04%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets                                   (0.55)%        (0.65)%        (0.67)%        (0.67)%        (0.61)%
Portfolio Turnover Rate                                              85%            80%            98%           134%           111%

For a share outstanding during the                                Janus Global Life Sciences Fund
fiscal year or period ended October 31                          2001           2000          1999(2)

------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $      22.41   $      11.97   $      10.00
------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income                                               --            .02             --
  Net gains/(losses) on securities
    (both realized and unrealized)                                (5.43)          10.42           1.97
------------------------------------------------------------------------------------------------------
Total from Investment Operations                                  (5.43)          10.44           1.97
------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                             --             --             --
  Dividends (in excess of net investment income)*                  (.02)             --             --
  Distributions (from capital gains)*                                 --             --             --
------------------------------------------------------------------------------------------------------
Total Distributions                                                (.02)             --             --
------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $      16.96   $      22.41   $      11.97
------------------------------------------------------------------------------------------------------
Total Return**                                                  (24.26)%         87.22%         19.70%
------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                    $  2,415,086   $  4,267,458   $    344,436
Average Net Assets for the Period (in thousands)            $  2,957,777   $  2,987,158   $    227,552
Ratio of Gross Expenses to Average Net Assets***(1)                0.93%          0.97%          1.21%
Ratio of Net Expenses to Average Net Assets***(1)                  0.91%          0.94%          1.19%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                                (0.32)%          0.14%        (0.41)%
Portfolio Turnover Rate***                                           84%           147%           235%

(1)  See "Explanation of the Charts and Tables."
(2) Fiscal period from December 31, 1998 (inception) to October 31, 1999. *See Note 3 in Notes to Financial Statements.
 **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.

See Notes to Financial Statements.

86  Janus Equity Funds  October 31, 2001

For a share outstanding during the                                 Janus Global Technology Fund
fiscal year or period ended October 31                          2001           2000          1999(2)

------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $      27.44   $      20.95   $      10.00
------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income                                              .36          (.02)             --
  Net gains/(losses) on securities
    (both realized and unrealized)                               (16.64)           6.71          10.95
------------------------------------------------------------------------------------------------------
Total from Investment Operations                                 (16.28)           6.69          10.95
------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                          (.04)          (.02)             --
  Dividends (in excess of net investment income)*                  (.12)             --             --
  Distributions (from capital gains)*                                 --             --             --
  Distributions (in excess of capital gains)*                         --          (.18)             --
  Tax return of capital*                                           (.17)             --             --
------------------------------------------------------------------------------------------------------
Total Distributions                                                (.33)          (.20)             --
------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $      10.83   $      27.44   $      20.95
------------------------------------------------------------------------------------------------------
Total Return**                                                  (59.95)%         31.99%        109.40%
------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                    $  2,275,691   $  7,564,492   $  3,334,514
Average Net Assets for the Period (in thousands)            $  4,009,850   $  8,883,777   $  1,265,552
Ratio of Gross Expenses to Average Net Assets***(1)                0.92%          0.91%          1.04%
Ratio of Net Expenses to Average Net Assets***(1)                  0.90%          0.90%          1.02%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                                  0.55%          0.17%        (0.11)%
Portfolio Turnover Rate***                                           60%            47%            31%

For a share outstanding during the                    Janus Global Value Fund
period ended October 31                                       2001(3)

--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $      10.00
--------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                       .02
  Net gain/(loss) on securities
    (both realized and unrealized)                                 (.34)
--------------------------------------------------------------------------------
Total from Investment Operations                                   (.32)
--------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                             --
  Distributions (from capital gains)*                                 --
--------------------------------------------------------------------------------
Total Distributions                                                   --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                              $       9.68
--------------------------------------------------------------------------------
Total Return**                                                   (3.10)%
--------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                    $     63,425
Average Net Assets for the Period (in thousands)            $     54,832
Ratio of Gross Expenses to Average Net Assets***(1)                1.52%
Ratio of Net Expenses to Average Net Assets***(1)                  1.50%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                                  0.64%
Portfolio Turnover Rate***                                            0%

(1)  See "Explanation of the Charts and Tables."
(2)  Fiscal period from December 31, 1998 (inception) to October 31, 1999.
(3) Fiscal period from June 29, 2001 (inception) to October 31, 2001. *See Note 3 in Notes to Financial Statements.
 **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.

See Notes to Financial Statements.

                                        Janus Equity Funds  October 31, 2001  87

For a share outstanding during the                                                Janus Growth and Income Fund
fiscal year ended October 31                                    2001           2000           1999           1998           1997

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $      40.88   $      36.84   $      26.45   $      25.07   $      20.05
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                       .32            .18            .26            .08            .01
  Net gain/(loss) on securities
    (both realized and unrealized)                               (11.24)           5.84          12.27           3.72           6.98
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                 (10.92)           6.02          12.53           3.80           6.99
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                          (.35)          (.14)          (.27)          (.04)          (.11)
  Distributions (from capital gains)*                              (.53)         (1.84)         (1.87)         (2.38)         (1.86)
  Distributions (in excess of net
    realized gain from investments)*                              (1.09)             --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                               (1.97)         (1.98)         (2.14)         (2.42)         (1.97)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $      27.99   $      40.88   $      36.84   $      26.45   $      25.07
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                    (27.66)%         16.44%         49.59%         16.73%         37.78%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                    $  6,575,281   $  9,305,835   $  5,836,885   $  2,819,079   $  1,888,999
Average Net Assets for the Period (in thousands)            $  7,758,499   $  8,594,302   $  4,375,277   $  2,478,899   $  1,415,563
Ratio of Gross Expenses to Average Net Assets(1)                   0.87%          0.89%          0.92%          0.96%          0.98%
Ratio of Net Expenses to Average Net Assets(1)                     0.86%          0.88%          0.90%          0.94%          0.96%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets                                     0.96%          0.49%          0.37%          0.33%          0.30%
Portfolio Turnover Rate                                              59%            41%            43%            95%           127%

For a share outstanding during the                                                     Janus Mercury Fund
fiscal year ended October 31                                    2001           2000           1999           1998           1997

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $      40.59   $      35.65   $      20.77   $      18.65   $      18.20
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                       .04            .03             --          (.01)          (.01)
  Net gains/(losses) on securities
    (both realized and unrealized)                               (17.05)           8.18          16.89           4.07           2.82
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                 (17.01)           8.21          16.89           4.06           2.81
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                          (.03)             --             --             --          (.08)
  Dividends (in excess of net investment income)*                     --             --             --          (.04)             --
  Distributions (from capital gains)*                                 --         (3.27)         (2.01)         (1.90)         (2.28)
  Distributions (in excess of capital gains)*                     (4.41)             --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                               (4.44)         (3.27)         (2.01)         (1.94)         (2.36)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $      19.14   $      40.59   $      35.65   $      20.77   $      18.65
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                    (46.21)%         22.99%         86.02%         24.75%         17.07%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                    $  7,910,482   $ 16,347,935   $  9,059,883   $  2,368,077   $  1,971,049
Average Net Assets for the Period (in thousands)            $ 11,243,108   $ 15,903,790   $  5,258,427   $  2,103,414   $  2,045,901
Ratio of Gross Expenses to Average Net Assets(1)                   0.89%          0.89%          0.93%          0.97%          0.98%
Ratio of Net Expenses to Average Net Assets(1)                     0.88%          0.88%          0.91%          0.94%          0.96%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets                                     0.16%          0.08%        (0.39)%        (0.33)%          0.21%
Portfolio Turnover Rate                                              83%            71%            89%           105%           157%

(1)  See "Explanation of the Charts and Tables."
*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

88  Janus Equity Funds  October 31, 2001

For a share outstanding during the                                                     Janus Olympus Fund
fiscal year or period ended October 31                          2001           2000           1999           1998           1997

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $      50.50   $      40.87   $      21.70   $      18.41   $      14.86
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income                                              .13            .21            .02             --            .04
  Net gains/(losses) on securities
    (both realized and unrealized)                               (25.42)          11.21          19.15           4.05           3.64
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                 (25.29)          11.42          19.17           4.05           3.68
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                          (.23)          (.01)             --             --          (.13)
  Dividends (in excess of net investment income)*                     --             --             --          (.04)             --
  Distributions (from capital gains)*                                 --         (1.78)             --          (.72)             --
  Distributions (in excess of capital gains)*                      (.39)             --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                (.62)         (1.79)             --          (.76)          (.13)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $      24.59   $      50.50   $      40.87   $      21.70   $      18.41
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                    (50.61)%         28.05%         88.34%         23.10%         24.98%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                    $  3,074,317   $  7,695,784   $  3,887,448   $    947,494   $    615,651
Average Net Assets for the Period (in thousands)            $  4,767,090   $  7,594,158   $  2,268,894   $    774,434   $    517,424
Ratio of Gross Expenses to Average Net Assets(1)                   0.91%          0.91%          0.95%          1.01%          1.06%
Ratio of Net Expenses to Average Net Assets(1)                     0.89%          0.90%          0.93%          0.98%          1.03%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets                                     0.34%          0.51%          0.06%        (0.21)%          0.26%
Portfolio Turnover Rate                                             118%            96%            91%           123%           244%

For a share outstanding during the                                Janus Orion Fund
fiscal year or period ended October 31                          2001          2000(2)

---------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $       8.81   $      10.00
---------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                        --            .02
  Net gains/(losses) on securities
    (both realized and unrealized)                                (3.58)         (1.21)
---------------------------------------------------------------------------------------
Total from Investment Operations                                  (3.58)         (1.19)
---------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                       (.02)(3)             --
  Distributions (from capital gains)*                                 --             --
---------------------------------------------------------------------------------------
Total Distributions                                                (.02)             --
---------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $       5.21   $       8.81
---------------------------------------------------------------------------------------
Total Return**                                                  (40.69)%       (11.90)%
---------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                    $    602,303   $  1,127,628
Average Net Assets for the Period (in thousands)            $    762,142   $  1,086,834
Ratio of Gross Expenses to Average Net Assets***(1)                1.06%          1.14%
Ratio of Net Expenses to Average Net Assets***(1)                  1.03%          1.12%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                                (0.06)%          0.82%
Portfolio Turnover Rate***                                          206%            35%

(1)  See "Explanation of the Charts and Tables."
(2)  Fiscal period from June 30, 2000 (inception) to October 31, 2000.
(3) Dividends (from net investment income) may include Dividends (in excess of net investment income) less than $0.01 per share.
  *See Note 3 in Notes to Financial Statements.
 **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.

See Notes to Financial Statements.

                                        Janus Equity Funds  October 31, 2001  89

For a share outstanding during the                                                    Janus Overseas Fund
fiscal year ended October 31                                    2001           2000           1999           1998           1997

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $      33.44   $      25.35   $      17.95   $      17.94   $      14.81
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income                                              .28            .01             --            .08            .04
  Net gains/(losses) on securities
    (both realized and unrealized)                               (11.42)           8.22           7.49            .54           3.39
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                 (11.14)           8.23           7.49            .62           3.43
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                          (.20)             --          (.08)          (.10)          (.04)
  Dividends (in excess of net investment income)*                     --             --          (.01)             --             --
  Distributions (from capital gains)*                                 --          (.14)             --          (.51)          (.26)
  Distributions (in excess of capital gains)*                     (3.66)             --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                               (3.86)          (.14)          (.09)          (.61)          (.30)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $      18.44   $      33.44   $      25.35   $      17.95   $      17.94
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                    (37.09)%         32.59%         41.77%          3.55%         23.56%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                    $  4,988,637   $  9,380,308   $  5,639,980   $  3,889,098   $  3,205,197
Average Net Assets for the Period (in thousands)            $  6,945,505   $  9,862,835   $  4,577,552   $  3,948,710   $  2,093,370
Ratio of Gross Expenses to Average Net Assets(1)                   0.87%          0.89%          0.92%          0.96%          1.03%
Ratio of Net Expenses to Average Net Assets(1)                     0.85%          0.88%          0.91%          0.94%          1.01%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets                                     0.77%          0.22%        (0.03)%          0.58%          0.81%
Portfolio Turnover Rate                                              65%            62%            92%           105%            72%

For a share outstanding during the                                               Janus Special Situations Fund
fiscal year or period ended October 31                          2001           2000           1999           1998          1997(2)

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $      21.60   $      22.75   $      14.57   $      14.08   $      10.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment loss                                                 --             --             --             --             --
  Net gains/(losses) on securities
    (both realized and unrealized)                                (7.12)           2.16           8.22           1.15           4.08
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                  (7.12)           2.16           8.22           1.15           4.08
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                             --             --             --             --             --
  Distributions (from capital gains)*                                 --         (3.31)          (.04)          (.66)             --
  Distributions (in excess of capital gains)*                     (1.32)             --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                               (1.32)         (3.31)          (.04)          (.66)             --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $      13.16   $      21.60   $      22.75   $      14.57   $      14.08
------------------------------------------------------------------------------------------------------------------------------------
Total Return**                                                  (34.49)%          9.33%         56.54%          8.49%         40.80%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                    $    938,920   $  1,700,314   $  1,196,978   $    786,317   $    333,777
Average Net Assets for the Period (in thousands)            $  1,323,720   $  1,684,178   $  1,000,549   $    716,123   $    168,215
Ratio of Gross Expenses to Average Net Assets***(1)                0.98%          0.96%          1.00%          1.08%          1.20%
Ratio of Net Expenses to Average Net Assets***(1)                  0.94%          0.94%          0.98%          1.05%          1.18%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                                (0.15)%        (0.58)%        (0.76)%        (0.49)%        (0.08)%
Portfolio Turnover Rate***                                          113%            58%           104%           117%           146%

(1)  See "Explanation of the Charts and Tables."
(2) Fiscal period from December 31, 1996 (inception) to October 31, 1997. *See Note 3 in Notes to Financial Statements.
 **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.

See Notes to Financial Statements.

90  Janus Equity Funds  October 31, 2001

For a share outstanding during the                          Janus Strategic Value Fund
fiscal year or period ended October 31                          2001          2000(2)

---------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $      11.29   $      10.00
---------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                       .03            .01
  Net gain/(loss) on securities
    (both realized and unrealized)                                (2.65)           1.28
---------------------------------------------------------------------------------------
Total from Investment Operations                                  (2.62)           1.29
---------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                          (.02)             --
  Distributions (from capital gains)*                                 --             --
  Distributions (in excess of net
    realized gain from investments)*                               (.23)             --
---------------------------------------------------------------------------------------
Total Distributions                                                (.25)             --
---------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $       8.42   $      11.29
---------------------------------------------------------------------------------------
Total Return**                                                  (23.61)%         12.90%
---------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                    $  1,954,667   $  3,126,948
Average Net Assets for the Period (in thousands)            $  2,665,589   $  2,840,620
Ratio of Gross Expenses to Average Net Assets***(1)                0.92%          1.02%
Ratio of Net Expenses to Average Net Assets***(1)                  0.91%          0.99%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                                  0.29%          0.14%
Portfolio Turnover Rate***                                           77%            72%

For a share outstanding during the                                                     Janus Twenty Fund
fiscal year ended October 31                                    2001           2000           1999           1998           1997

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $      71.07   $      69.72   $      42.98   $      35.16   $      31.90
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                       .32             --            .21            .12          (.09)
  Net gains/(losses) on securities
    (both realized and unrealized)                               (33.33)           5.62          26.97          12.26           8.85
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                 (33.01)           5.62          27.18          12.38           8.76
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                             --          (.08)          (.14)          (.10)          (.18)
  Dividends (in excess of net investment income)*                     --          (.11)             --             --             --
  Distributions (from capital gains)*                                 --         (4.08)          (.30)         (4.46)         (5.32)
  Distributions (in excess of capital gains)*                     (1.75)             --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                               (1.75)         (4.27)          (.44)         (4.56)         (5.50)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $      36.31   $      71.07   $      69.72   $      42.98   $      35.16
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                    (47.43)%          7.40%         63.51%         40.58%         31.65%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                    $ 14,378,453   $ 31,008,266   $ 28,793,112   $ 11,254,870   $  5,871,070
Average Net Assets for the Period (in thousands)            $ 20,320,750   $ 34,528,876   $ 22,206,982   $  8,025,121   $  4,989,616
Ratio of Gross Expenses to Average Net Assets(1)                   0.84%          0.86%          0.88%          0.91%          0.93%
Ratio of Net Expenses to Average Net Assets(1)                     0.84%          0.85%          0.87%          0.90%          0.91%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets                                     0.63%        (0.13)%          0.40%          0.39%          0.33%
Portfolio Turnover Rate                                              50%            27%            40%            54%           123%

(1)  See "Explanation of the Charts and Tables."
(2) Fiscal period from February 29, 2000 (inception) to October 31, 2000. *See Note 3 in Notes to Financial Statements.
 **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.

See Notes to Financial Statements.

                                        Janus Equity Funds  October 31, 2001  91

For a share outstanding during the                                                     Janus Venture Fund
fiscal year ended October 31                                    2001           2000           1999           1998           1997

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $      82.39   $      89.71   $      49.81   $      58.84   $      57.16
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                        --             --             --          (.09)            .16
  Net gains/(losses) on securities
    (both realized and unrealized)                               (29.02)           6.94          44.31            .43           6.80
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                 (29.02)           6.94          44.31            .34           6.96
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                             --             --             --             --             --
  Dividends (in excess of net investment income)*                     --             --             --          (.07)             --
  Distributions (from capital gains)*                             (5.20)        (14.26)         (4.41)         (9.30)         (5.28)
  Distributions (in excess of capital gains)*                    (11.18)             --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                              (16.38)        (14.26)         (4.41)         (9.37)         (5.28)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $      36.99   $      82.39   $      89.71   $      49.81   $      58.84
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                    (40.67)%          3.79%         94.42%          1.07%         13.38%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                    $  1,009,278   $  1,922,649   $  1,860,355   $  1,035,868   $  1,252,341
Average Net Assets for the Period (in thousands)            $  1,312,759   $  2,504,381   $  1,350,642   $  1,174,220   $  1,379,145
Ratio of Gross Expenses to Average Net Assets(1)                   0.87%          0.87%          0.93%          0.94%          0.94%
Ratio of Net Expenses to Average Net Assets(1)                     0.86%          0.86%          0.92%          0.93%          0.92%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets                                   (0.36)%        (0.35)%        (0.55)%        (0.29)%          0.11%
Portfolio Turnover Rate                                              70%            87%           104%            90%           146%

For a share outstanding during the                                                    Janus Worldwide Fund
fiscal year ended October 31                                    2001           2000           1999           1998           1997

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $      70.74   $      58.87   $      41.52   $      40.05   $      34.60
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                       .39            .03            .02           1.26          (.08)
  Net gains/(losses) on securities
    (both realized and unrealized)                               (24.04)          13.15          17.51           3.01           7.73
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                 (23.65)          13.18          17.53           4.27           7.65
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                          (.31)          (.03)          (.18)         (1.35)          (.15)
  Dividends (in excess of net investment income)*                  (.10)             --             --             --             --
  Distributions (from capital gains)*                                 --         (1.28)             --         (1.45)         (2.05)
  Distributions (in excess of capital gains)*                     (6.51)             --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                               (6.92)         (1.31)          (.18)         (2.80)         (2.20)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $      40.17   $      70.74   $      58.87   $      41.52   $      40.05
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                    (36.56)%         22.41%         42.33%         11.40%         23.34%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                    $ 20,331,383   $ 37,775,243   $ 24,091,321   $ 13,931,990   $ 10,358,225
Average Net Assets for the Period (in thousands)            $ 27,993,000   $ 38,726,913   $ 18,892,896   $ 13,078,350   $  7,783,669
Ratio of Gross Expenses to Average Net Assets(1)                   0.87%          0.88%          0.89%          0.92%          0.97%
Ratio of Net Expenses to Average Net Assets(1)                     0.85%          0.86%          0.88%          0.90%          0.95%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets                                     0.53%          0.13%          0.07%          0.47%          0.65%
Portfolio Turnover Rate                                              78%            58%            68%            86%            79%

(1)  See "Explanation of the Charts and Tables."
*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

92  Janus Equity Funds  October 31, 2001

Notes to Schedules of Investments


*       Non-income-producing security
** A portion of this security has been segregated to cover segregation requirements on forward currency contracts.
+ Securities are exempt from the registration requirements of the Securities Act of 1933 and may be deemed to be restricted for resale.
(OMEGA) Rate is subject to change. Rate shown reflects current rate.
ss. Restricted/Illiquid Securities are valued at fair value determined in good faith under procedures established by and under the supervision of the Trustees.
(pi) Security is a defaulted security in Janus Special Situations Fund and Janus Strategic Value Fund with interest in the amount of $238,222, and $363,565, respectively, that was written-off August 21, 2001.
(DELTA) Security is a defaulted security in Janus Global Technology Fund with accrued interest in the amount of $1,268,000.

SCHEDULE OF RESTRICTED OR ILLIQUID SECURITIES

                                                                                          Value as
                                      Acquisition    Acquisition           Fair             % of
                                         Date            Cost              Value         Net Assets
---------------------------------------------------------------------------------------------------
Janus Enterprise Fund
Hanover Compressor Co.*                 5/22/00      $ 33,112,500      $ 30,441,425         0.99%
---------------------------------------------------------------------------------------------------
Janus Global Life Sciences Fund
Cellegy Pharmaceuticals, Inc.*          7/29/99      $  4,500,000      $  4,523,400         0.19%
Cerus Corp.*                            8/30/00        35,000,000        32,151,000         1.33%
Immunomedics, Inc.*                     2/18/00        11,990,000        11,837,812         0.49%
NPS Pharmaceuticals, Inc.*              4/19/00         7,296,660        21,969,027         0.91%
OSI Pharmaceuticals, Inc.*              2/25/00        17,000,000        41,840,824         1.73%
Pharmaceutical Resources, Inc.*          9/6/01        45,093,240        57,285,116         2.37%
Third Wave Technologies, Inc.           7/25/00         7,500,002         7,561,440         0.31%
                                                                       ----------------------------
                                                                       $177,168,619         7.33%
---------------------------------------------------------------------------------------------------
Janus Global Technology Fund
Yipes Communication Group, Inc.         9/19/00      $ 14,999,998      $ 14,999,998         0.66%
---------------------------------------------------------------------------------------------------
Janus Venture Fund
Cerus Corp.*                            8/30/00      $ 25,000,000      $ 18,623,237         1.84%
Plumtree Software, Inc. - Series E      5/19/00         4,000,003         4,000,003         0.40%
                                                                       ----------------------------
                                                                       $ 22,623,240         2.24%
---------------------------------------------------------------------------------------------------

The Funds have registration rights for certain restricted securities held at October 31, 2001. The issuer incurs all registration costs.

*Shelf registration has occured as of October 31, 2001.

                                        Janus Equity Funds  October 31, 2001  93

#The Investment Company Act of 1940 defines affiliates as those companies in which a Fund holds 5% or more of the outstanding voting securities. Following is a summary of the transactions with each such affiliate for the period ended October 31, 2001:

                                                          Purchases                            Sales                   Realized
                                                    Shares           Cost              Shares           Cost          Gain/(Loss)
------------------------------------------------------------------------------------------------------------------------------------
Janus Fund
Linear Technology Corp.                               808,350   $   37,094,858         1,723,450   $   99,214,060   $  (39,680,167)
Maxim Integrated Products, Inc.                       602,185       29,935,881         1,595,875      108,552,236      (47,918,175)
MGIC Investment Corp.                               6,577,085      433,188,415                --               --               --
Millipore Corp.                                     2,497,870      137,068,622                --               --               --
Park Place Entertainment Corp.                      1,712,245       18,411,158         2,268,595       29,717,826       (6,156,337)
Symbol Technologies, Inc.(1)                          460,725       10,787,968         5,233,686      186,887,849     (121,543,585)
Time Warner Telecom, Inc. - Class A                 3,110,190      183,902,123         3,110,190      183,902,123     (162,069,241)
Univision Communications, Inc. - Class A              732,805       28,226,438         1,116,935       55,607,391      (13,450,678)
------------------------------------------------------------------------------------------------------------------------------------
                                                                $  878,615,463                     $  663,881,485   $ (390,818,183)
------------------------------------------------------------------------------------------------------------------------------------
Janus Enterprise Fund
Cree, Inc.(2)                                         931,160   $   36,902,691           422,210   $   31,776,525   $  (23,510,390)
Intersil Corp. - Class A                              208,545        3,943,237         2,353,100      122,284,917      (48,155,706)
Sirius Satellite Radio, Inc.                        2,200,410       56,850,753         2,918,315       94,543,593      (79,131,036)
Western Wireless Corp. - Class A                      575,155       25,676,481         1,119,905       72,927,328      (33,827,951)
------------------------------------------------------------------------------------------------------------------------------------
                                                                $  123,373,162                     $  321,532,363   $ (184,625,083)
------------------------------------------------------------------------------------------------------------------------------------
Janus Global Life Sciences Fund
Cell Therapeutics, Inc                                763,605   $   35,651,733           436,855   $   27,617,875   $  (18,972,796)
Cellegy Pharmaceuticals, Inc.                              --               --             2,000           12,500           (2,500)
Cerus Corp.                                                --               --                --               --               --
CIMA Labs, Inc.                                        93,865        5,459,323           588,910       18,009,637       19,116,317
Cytyc Corp.(3)                                        118,320        2,592,096         1,260,645       31,572,085       10,135,045
Data Critical Corp.                                        --               --           722,170       10,785,730       (9,150,542)
DUSA Pharmaceuticals, Inc. - New York Shares               --               --         1,068,895       30,576,283      (15,626,191)
ILEX Oncology, Inc.                                   130,755        2,827,455         1,082,374       44,131,432      (26,961,458)
Neurogen Corp.                                        105,705        3,215,691           294,150       12,992,313       (6,847,721)
Pharmaceutical Resources, Inc.                      1,670,120       45,093,240                --               --               --
Ribozyme Pharmaceuticals, Inc.                             --               --         1,514,130       38,878,851      (24,939,496)
Symyx Technologies, Inc.                              660,300       15,192,612           267,105       16,631,546      (12,638,507)
------------------------------------------------------------------------------------------------------------------------------------
                                                                $  110,032,150                     $  231,208,252   $  (85,887,849)
------------------------------------------------------------------------------------------------------------------------------------
Janus Global Technology Fund
Yipes Communication Group, Inc.                            --               --                --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Janus Growth and Income Fund
Pilgrims Pride Corp.(4)                                    --               --         1,037,940   $   14,399,558   $      391,087
------------------------------------------------------------------------------------------------------------------------------------
Janus Overseas Fund
Cambridge Antibody Technology Group PLC                    --               --         1,574,597   $   51,108,322   $  (10,854,832)
Himachal Futuristic Communications, Ltd.            3,483,011   $   10,927,810         4,895,545       58,553,214      (51,954,045)
Oxford GlycoSciences PLC                                   --               --           175,488        6,167,948       (4,903,950)
Tomra Systems ASA(5)                                       --               --         6,183,784       47,387,739       50,805,564
Vedior N.V                                          2,264,996       28,037,636           351,453        4,706,107         (746,323)
------------------------------------------------------------------------------------------------------------------------------------
                                                                $   38,965,446                     $  167,923,330   $  (17,653,586)
------------------------------------------------------------------------------------------------------------------------------------

                                                   Dividend       Market Value
                                                    Income         at 10/31/01
--------------------------------------------------------------------------------
Janus Fund
Linear Technology Corp.                        $    3,995,727   $1,047,238,190
Maxim Integrated Products, Inc.                            --      982,384,717
MGIC Investment Corp.                                 246,312      340,298,378
Millipore Corp.                                       581,763      130,638,601
Park Place Entertainment Corp.                             --      113,858,069
Symbol Technologies, Inc.(1)                          184,736      117,898,108
Time Warner Telecom, Inc. - Class A                        --               --
Univision Communications, Inc. - Class A                   --      309,705,700
--------------------------------------------------------------------------------
                                               $    5,008,538   $3,042,021,763
--------------------------------------------------------------------------------
Janus Enterprise Fund
Cree, Inc.(2)                                              --   $   74,059,725
Intersil Corp. - Class A                                   --       33,128,754
Sirius Satellite Radio, Inc.                               --               --
Western Wireless Corp. - Class A                           --       73,211,012
--------------------------------------------------------------------------------
                                                           --   $  180,399,491
--------------------------------------------------------------------------------
Janus Global Life Sciences Fund
Cell Therapeutics, Inc                                     --   $   53,244,842
Cellegy Pharmaceuticals, Inc.                              --        4,523,400
Cerus Corp.                                                --       32,151,000
CIMA Labs, Inc.                                            --       18,312,951
Cytyc Corp.(3)                                             --       66,175,216
Data Critical Corp.                                        --               --
DUSA Pharmaceuticals, Inc. - New York Shares   $        1,099               --
ILEX Oncology, Inc.                                        --       21,316,883
Neurogen Corp.                                             --       13,190,626
Pharmaceutical Resources, Inc.                             --       57,285,116
Ribozyme Pharmaceuticals, Inc.                             --               --
Symyx Technologies, Inc.                                   --       24,739,051
--------------------------------------------------------------------------------
                                               $        1,099   $  290,939,085
--------------------------------------------------------------------------------
Janus Global Technology Fund
Yipes Communication Group, Inc.                            --   $   14,999,998
--------------------------------------------------------------------------------
Janus Growth and Income Fund
Pilgrims Pride Corp.(4)                                    --               --
--------------------------------------------------------------------------------
Janus Overseas Fund
Cambridge Antibody Technology Group PLC                    --   $    5,705,382
Himachal Futuristic Communications, Ltd.                   --               --
Oxford GlycoSciences PLC                                   --       13,633,559
Tomra Systems ASA(5)                           $       74,260               --
Vedior N.V                                                 --       17,579,304
--------------------------------------------------------------------------------
                                               $       74,260   $   36,918,245
--------------------------------------------------------------------------------

(1)  Adjusted for 3-for-2 stock split 4/17/01.
(2)  Adjusted for 2-for-1 stock split 12/11/00.
(3)  Adjusted for 3-for-1 stock split 3/5/01.
(4)  Pilgrims Pride Corp. acquired WRL Foods, Inc., effective 1/29/01.
(5)  Adjusted for 2-for-1 stock split 11/22/00.

94  Janus Equity Funds  October 31, 2001

                                                          Purchases                            Sales                   Realized
                                                    Shares           Cost              Shares           Cost          Gain/(Loss)
------------------------------------------------------------------------------------------------------------------------------------
Janus Special Situations Fund
Bally Total Fitness Holding Corp.                          --               --           195,695   $    2,521,823   $    2,976,972
Magnum Hunter Resources, Inc.                              --               --                --               --               --
SBS Broadcasting S.A                                       --               --           200,000        6,676,702       (1,762,114)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   $    9,198,525   $    1,214,858
------------------------------------------------------------------------------------------------------------------------------------
Janus Strategic Value Fund
Bally Total Fitness Holding Corp.                     100,000   $    2,452,522                --               --               --
SBS Broadcasting S.A                                       --               --           200,000   $   12,801,761   $   (7,887,173)
SK Corp.                                              508,680        5,989,520                --               --               --
------------------------------------------------------------------------------------------------------------------------------------
                                                                $    8,442,042                     $   12,801,761   $   (7,887,173)
------------------------------------------------------------------------------------------------------------------------------------
Janus Twenty Fund
Aether Systems, Inc.                                  853,695   $   31,784,117         2,527,315   $  363,301,295   $ (328,893,325)
------------------------------------------------------------------------------------------------------------------------------------
Janus Venture Fund
Career Education Co.(6)                                48,955   $    1,174,665           136,500   $    2,007,377   $    4,819,996
Globix Corp.                                               --               --         2,900,000       17,483,984      (12,359,762)
School Specialty, Inc.                                     --               --            38,045          807,262           29,576
Talx Corp.(7)                                         865,255       23,285,145                --               --               --
------------------------------------------------------------------------------------------------------------------------------------
                                                                $   24,459,810                     $   20,298,623   $   (7,510,190)
------------------------------------------------------------------------------------------------------------------------------------
Janus Worldwide Fund
Assa Abloy A.B. - Class B                                  --               --         7,302,008   $   45,092,377   $   57,179,688
Lattice Semiconductor Co.                                  --               --         6,384,830      202,702,912      (71,128,030)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   $  247,795,289   $  (13,948,342)
------------------------------------------------------------------------------------------------------------------------------------

                                                   Dividend       Market Value
                                                    Income         at 10/31/01

--------------------------------------------------------------------------------
Janus Special Situations Fund
Bally Total Fitness Holding Corp.                          --   $   31,232,566
Magnum Hunter Resources, Inc.                              --       16,518,794
SBS Broadcasting S.A                                       --       17,384,625
--------------------------------------------------------------------------------
                                                           --   $   65,135,985
--------------------------------------------------------------------------------
Janus Strategic Value Fund
Bally Total Fitness Holding Corp.                          --   $   11,076,000
SBS Broadcasting S.A                                       --       20,095,263
SK Corp.                                       $    2,285,146       54,520,276
--------------------------------------------------------------------------------
                                               $    2,285,146   $   85,691,539
--------------------------------------------------------------------------------
Janus Twenty Fund
Aether Systems, Inc.                                       --               --
--------------------------------------------------------------------------------
Janus Venture Fund
Career Education Co.(6)                                    --   $   19,432,969
Globix Corp.                                               --               --
School Specialty, Inc.                                     --       28,497,986
Talx Corp.(7)                                  $       20,297       14,709,335
--------------------------------------------------------------------------------
                                               $       20,297   $   62,640,290
--------------------------------------------------------------------------------
Janus Worldwide Fund
Assa Abloy A.B. - Class B                      $    1,285,190   $  155,858,995
Lattice Semiconductor Co.                                  --               --
--------------------------------------------------------------------------------
                                               $    1,285,190   $  155,858,995
--------------------------------------------------------------------------------

(6)  Career Education Co. acquired Edutreck International, Inc., effective
     1/3/01.
(7)  Adjusted for 3-for-2 stock split 1/22/01.

Repurchase Agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

                                        Janus Equity Funds  October 31, 2001  95

Notes to Financial Statements


The following section describes the organization and significant accounting policies of the Funds and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the Funds operate and the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Investment Fund (the "Trust") is registered under the Investment Company Act of 1940 (the "1940 Act") as a no-load, open-end management investment company. Eighteen series of shares ("Equity Funds" or "Funds") included in this report invest primarily in equity securities. Each Fund is diversified as defined in the 1940 Act, with the exception of Janus Enterprise Fund, Janus Global Life Sciences Fund, Janus Global Technology Fund, Janus Global Value Fund, Janus Olympus Fund, Janus Orion Fund, Janus Special Situations Fund, Janus Strategic Value Fund and Janus Twenty Fund, which are nondiversified.

Janus Fund 2 began operations on December 29, 2000. Janus Capital Corporation ("Janus Capital") invested $10,000 of initial seed capital. Organization costs were borne by Janus Capital.

Janus Global Value Fund began operations on June 29, 2001. Janus Capital invested $10,000 of initial seed capital. Organizational costs were borne by Janus Capital.

The following policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, securities are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Funds' Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

The Funds may invest in money market funds, including funds managed by Janus Capital. During the year ended October 31, 2001, the following Funds recorded distributions from affiliated investment companies as dividend income:

                                            Janus Government      Janus Money
                                            Money Market Fund     Market Fund
--------------------------------------------------------------------------------
Janus Fund                                     $1,256,672         $  523,713
Janus Growth and Income Fund                           --            181,489
Janus Mercury Fund                                 27,008            805,829
Janus Twenty Fund                               3,428,732          2,095,016
Janus Worldwide Fund                            3,254,004          3,332,111
--------------------------------------------------------------------------------

FORWARD CURRENCY TRANSACTIONS AND FUTURES CONTRACTS
The Funds enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments. Such collateral is in the possession of the Funds' custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

96  Janus Equity Funds  October 31, 2001

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Futures contracts are marked to market daily, and the resultant variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

The Funds may enter into "futures contracts" and "options" on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

In June 1998, the Financial Accounting Standards Board (FASB) issued Statement of Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," which was effective for fiscal years beginning after June 15, 1999. In June 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities-Deferral of Effective Date of FASB Statement No. 133," delaying by one year the effective date of SFAS No. 133. The effective date for the Funds was November 1, 2000. In June 2000, the FASB issued No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities," an amendment of SFAS No. 133. SFAS No. 133, as amended, may affect the accounting treatment of the Funds' derivative instruments and related assets. The Funds have adopted this new standard and have determined that the impact on the Financial Statements is insignificant.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The Funds have adopted this new Guide and have determined that the impact on the Financial Statements is insignificant.

INITIAL PUBLIC OFFERINGS
The Funds may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Funds may not experience similar performance as their assets grow.

RESTRICTED SECURITY TRANSACTIONS
Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security which each fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

DIVIDEND DISTRIBUTIONS AND EXPENSES
Dividends for Janus Balanced and Janus Growth and Income Funds are declared and distributed quarterly, and capital gains (if any) are distributed annually. The remaining sixteen Equity Funds generally declare and distribute dividends and capital gains (if any) annually. Each Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
The Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with the Internal Revenue Code applicable to regulated investment companies.

                                        Janus Equity Funds  October 31, 2001  97

2.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The advisory agreement with the Funds spells out the fees that the Funds must pay for the period ended October 31, 2001. Each Fund's management fee is equal to 0.65% of average daily net assets.

A special meeting of shareholders of Janus Investment Fund will be held on January 31, 2002 to consider and approve new investment advisory agreements for the Funds. The new advisory agreements are the same in all material respects as the current advisory agreements. Contingent upon receipt of shareholder approval, the new advisory agreements will be effective upon the termination of Mr. Bailey's contractual right to select a majority of Janus Capital's board of directors, currently anticipated to be on or about March 28, 2002, and will continue in effect until July 1, 2002. Thereafter, each new advisory agreement will continue in effect from year to year so long as such continuance is approved at least annually by a majority of the Funds' independent Trustees.

Janus Service Corporation ("Janus Service"), a wholly owned subsidiary of Janus Capital, receives an annual fee of 0.16% of average net assets per Fund, plus $4.00 per shareholder account (excluding Janus Fund, Janus Global Life Sciences Fund, Janus Global Technology Fund, Janus Olympus Fund, Janus Overseas Fund, Janus Twenty Fund, Janus Venture Fund, and Janus Worldwide Fund) for transfer agent services plus reimbursement of certain out-of-pocket expenses (primarily postage and telephone charges).

Officers and trustees of the Funds may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Funds.

The Funds' expenses may be reduced by voluntary brokerage credits from unaffiliated brokers. Such credits are included in Expense and Fee Offsets in the Statement of Operations. Brokerage commissions paid to the unaffiliated brokers reduce transfer agent fees and expenses.

DST Systems, Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides fund accounting and shareholder accounting systems to the Funds. DST Securities, Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the period ended October 31, 2001, are noted below. Effective June 1, 2001, State Street Bank and Trust Company acquired the fund accounting system from DST.

                                 DST Securities, Inc.   Fund
                                     Commissions      Expense
                                        Paid*        Reduction*       DST Fees
--------------------------------------------------------------------------------
Janus Fund                           $  710,427      $  532,953      $3,235,364
Janus Fund 2                              4,500           3,376         164,797
Janus Balanced Fund                      41,217          30,920         373,084
Janus Core Equity Fund                   12,637           9,480         262,616
Janus Enterprise Fund                    66,888          50,179       1,291,629
Janus Global Life Sciences Fund          32,330          24,253         954,412
Janus Global Technology Fund             19,000          14,254       1,411,162
Janus Global Value Fund                     933             700           6,201
Janus Growth and Income Fund             37,480          28,117       1,428,727
Janus Mercury Fund                       29,688          22,272       2,725,227
Janus Olympus Fund                       58,569          43,937       1,594,234
Janus Orion Fund                         13,472          10,106         513,615
Janus Overseas Fund                          --              --         467,552
Janus Special Situations Fund            18,950          14,216         541,183
Janus Strategic Value Fund               56,298          42,234       1,029,591
Janus Twenty Fund                        85,320          64,006       2,887,958
Janus Venture Fund                           --              --         296,656
Janus Worldwide Fund                    269,237         201,272       2,109,703
--------------------------------------------------------------------------------
*The difference between commissions paid to DST Securities, Inc. and expenses reduced constitute commissions paid to an unaffiliated clearing broker.

98  Janus Equity Funds  October 31, 2001

3.   FEDERAL INCOME TAX

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. A fund is required to make distributions of any income and gains realized in the prior fiscal year. If a fund has a net investment loss or realized losses in the current year, such distributions may be in excess of the fund's cumulative income and/or gains. However, a distribution in excess of net investment income or a distribution in excess of net realized gain is not a return of capital for tax purposes. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses and capital loss carryovers. Permanent items identified in the period ended October 31, 2001, have been reclassified among the components of net assets as follows:

                                   Undistributed    Undistributed
                                   Net Investment   Net Realized      Paid-In
                                       Income       Gain/(Loss)       Capital
--------------------------------------------------------------------------------
Janus Fund                         $  55,869,678   $    (87,462)   $(55,782,216)
Janus Fund 2                             544,856         (3,661)       (541,195)
Janus Balanced Fund                  (3,370,609)       3,370,609              --
Janus Core Equity Fund                   (9,427)           9,427              --
Janus Enterprise Fund                 26,494,516              --    (26,494,516)
Janus Global Life Sciences Fund        9,397,671          10,278     (9,407,949)
Janus Global Technology Fund          75,372,175    (10,622,175)    (64,750,000)
Janus Global Value Fund                    2,603         (2,603)              --
Janus Growth and Income Fund            (36,344)          36,344              --
Janus Mercury Fund                      (13,567)          13,567              --
Janus Olympus Fund                      (11,421)          11,421              --
Janus Orion Fund                         497,115         490,671       (987,786)
Janus Overseas Fund                   23,335,144    (10,748,913)    (12,586,231)
Janus Special Situations Fund          1,749,062         227,248     (1,976,310)
Janus Strategic Value Fund             (245,905)         245,905              --
Janus Twenty Fund                       (30,606)          30,606              --
Janus Venture Fund                     4,690,053             541     (4,690,594)
Janus Worldwide Fund                  57,718,905    (36,624,766)    (21,094,139)
--------------------------------------------------------------------------------

                                        Janus Equity Funds  October 31, 2001  99

The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

As of October 31, 2001, the net capital loss carryovers noted below are available to offset future realized capital gains and thereby reduce future taxable gains distributions. These carryovers expire between October 31, 2007 and October 31, 2009.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 2001, are also noted below:

                                                                                                                     Net
                                  Net Capital Loss      Federal Tax        Unrealized         Unrealized        Appreciation/
                                     Carryovers             Cost          Appreciation      (Depreciation)     (Depreciation)
------------------------------------------------------------------------------------------------------------------------------
Janus Fund                        $(6,986,754,693)   $ 22,333,650,811   $  4,826,042,558   $(3,659,618,143)   $  1,166,424,415
Janus Fund 2                         (163,499,644)        400,717,043          9,531,093       (39,419,822)       (29,888,729)
Janus Balanced Fund                  (182,947,768)      4,509,084,295        195,708,040      (328,202,908)      (132,494,868)
Janus Core Equity Fund               (105,049,533)        760,483,597         39,774,064       (65,850,224)       (26,076,160)
Janus Enterprise Fund              (3,462,603,292)      3,792,869,966        253,251,207      (983,914,436)      (730,663,229)
Janus Global Life Sciences Fund      (878,448,344)      2,182,123,059        399,660,334      (182,510,961)        217,149,373
Janus Global Technology Fund       (1,999,424,134)      2,658,165,630        136,046,618      (503,719,966)      (367,673,348)
Janus Global Value Fund                         --         64,375,707          2,852,093        (4,884,293)        (2,032,200)
Janus Growth and Income Fund         (215,381,490)      6,787,477,996        580,994,507      (806,651,335)      (225,656,828)
Janus Mercury Fund                 (4,096,152,918)      9,278,763,770        472,538,900    (1,873,907,159)    (1,401,368,259)
Janus Olympus Fund                 (1,535,860,428)      3,235,269,485        243,597,045      (380,122,730)      (136,525,685)
Janus Orion Fund                     (636,252,400)        614,519,345         33,091,748       (26,360,575)          6,731,173
Janus Overseas Fund                  (975,258,761)      5,159,643,946        535,833,201      (758,238,700)      (222,405,499)
Janus Special Situations Fund        (248,059,274)      1,044,830,365         92,239,085      (189,982,519)       (97,743,434)
Janus Strategic Value Fund           (376,030,268)      2,073,872,562        213,393,743      (328,953,915)      (115,560,172)
Janus Twenty Fund                  (4,007,814,206)     13,212,788,990      2,504,540,989      (929,003,938)      1,575,537,051
Janus Venture Fund                   (255,853,338)      1,003,582,180        198,933,358      (170,629,099)         28,304,259
Janus Worldwide Fund               (3,995,503,621)     20,723,876,529      2,100,182,561    (2,636,569,244)      (536,386,683)
------------------------------------------------------------------------------------------------------------------------------

Janus Overseas Fund and Janus Worldwide Fund have elected to pass through to shareholders foreign taxes under Section 853. Foreign taxes paid and foreign source income for the Funds are as follows:

Fund                                  Foreign Taxes Paid   Foreign Source Income
--------------------------------------------------------------------------------
Janus Overseas Fund                      $  7,878,348          $ 74,426,023
Janus Worldwide Fund                       23,196,982           206,290,520
--------------------------------------------------------------------------------

100  Janus Equity Funds  October 31, 2001

Explanation of Charts and Tables (unaudited)


1.   PERFORMANCE OVERVIEWS

Performance overview graphs on the previous pages compare the performance of a $10,000 investment in each Fund (from inception) with one or more widely used market indices through October 31, 2001.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

2.   SCHEDULES OF INVESTMENTS

Following the performance overview section is each Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country.

2A.  FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows each Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds' liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last line of this statement reports the Funds' net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds' net assets (assets minus liabilities) by the number of shares outstanding.

4.   STATEMENT OF OPERATIONS

This statement details the Funds' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

                                       Janus Equity Funds  October 31, 2001  101

The next section reports the expenses and expense offsets incurred by the Funds, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Funds' portfolios. Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds' portfolios during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds' net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Funds' investment performance. The Funds' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds' net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Funds through purchases or withdraw via redemptions. The Funds' net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

The section entitled "Net Assets Consist of" breaks down the components of the Funds' net assets. Because Funds must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Funds' net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the Funds' NAV per share at the beginning of the reporting period. The next line reports the Funds' net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

Also included are the Funds' expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds' expenses may be reduced through expense-reduction arrangements. These arrangements include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the Funds' portfolios. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

102  Janus Equity Funds  October 31, 2001

Report of Independent Accountants


To the Trustees and Shareholders
of Janus Investment Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Fund, Janus Fund 2, Janus Balanced Fund, Janus Core Equity Fund (formerly Janus Equity Income Fund), Janus Enterprise Fund, Janus Global Life Sciences Fund, Janus Global Technology Fund, Janus Global Value Fund, Janus Growth and Income Fund, Janus Mercury Fund, Janus Olympus Fund, Janus Orion Fund, Janus Overseas Fund, Janus Special Situations Fund, Janus Strategic Value Fund, Janus Twenty Fund, Janus Venture Fund and Janus Worldwide Fund (eighteen of the portfolios constituting the Janus Investment Fund, hereafter referred to as the "Funds") at October 31, 2001, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Denver, Colorado
December 6, 2001

                                       Janus Equity Funds  October 31, 2001  103

Long-term Capital Gain Designation (unaudited)


For federal income tax purposes, the Funds designated the following capital gain dividends for the year ended October 31, 2001.

Janus Fund                                                        $4,042,890,214
--------------------------------------------------------------------------------
Janus Fund 2                                                                  --
--------------------------------------------------------------------------------
Janus Balanced Fund                                                  146,092,174
--------------------------------------------------------------------------------
Janus Core Equity Fund                                                77,459,217
--------------------------------------------------------------------------------
Janus Enterprise Fund                                                         --
--------------------------------------------------------------------------------
Janus Global Life Sciences Fund                                               --
--------------------------------------------------------------------------------
Janus Global Technology Fund                                                  --
--------------------------------------------------------------------------------
Janus Global Value Fund                                                       --
--------------------------------------------------------------------------------
Janus Growth and Income Fund                                         366,054,644
--------------------------------------------------------------------------------
Janus Mercury Fund                                                 1,107,064,835
--------------------------------------------------------------------------------
Janus Olympus Fund                                                    57,714,346
--------------------------------------------------------------------------------
Janus Orion Fund                                                              --
--------------------------------------------------------------------------------
Janus Overseas Fund                                                  839,282,648
--------------------------------------------------------------------------------
Janus Special Situations Fund                                         85,483,212
--------------------------------------------------------------------------------
Janus Strategic Value Fund                                                    --
--------------------------------------------------------------------------------
Janus Twenty Fund                                                    760,201,821
--------------------------------------------------------------------------------
Janus Venture Fund                                                   377,369,886
--------------------------------------------------------------------------------
Janus Worldwide Fund                                               3,261,614,014
--------------------------------------------------------------------------------

104  Janus Equity Funds  October 31, 2001

Notes


                                       Janus Equity Funds  October 31, 2001  105

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                            [LOGO] JANUS

                                   www.janus.com

                                   PO Box 173375
                                   Denver, CO 80217-3375
                                   1-800-525-3713

Funds distributed by Janus Distributors, Inc. This material must be preceded or accompanied by a prospectus.
                                                                     LFREQ-12/01